Exhibit 10.42



                                   USBANCORP

Stitch Networks Corporation
US Bancorp $1.5 Million Commitment
Draws/Schedules
Original Date May 22, 2001

     Date           Amount                 Comments
     ----           ------                 --------
     6/29/01       $97,600.00
      7/6/01       $54,900.00
     8/15/01       $52,969.53
     8/21/01       $35,438.74
                   ----------
         Sub      $240,908.27             Scheduled 8/29/01
     8/29/01      $200,000.00             Scheduled 8/29/01 - Used Vendors
      9/5/01       $61,795.01
     9/19/01       $32,734.53

USBANCORP.

U.S. Bancorp Leasing & Financial
8600 West Center Road
NEOM 88GO
Omaha, NE 68102
Phone Number. 402 399-2723

May 31, 2001

Mr. James Hayden Stitch Networks Corporation 500 N. Walnut Street, Suite 100 Kennett Square, PA 19348

DEAR JIM,

Please find below a summary of the loan proposal we had discussed.

You will note that we have dispensed with the per-schedule documentation fees entirely. We hope this WILL offset any inconvenience that was caused In changing the-format from a capital lease to a loan. The substance of the agreement is substantially the same and we trust this will be acceptable and satisfactory to you.

SECURED PARTY:      US. Bancorp Leasing & Financial ("USBL&F") or its assigns

DEBTOR:             Stitch Networks Corporation

SECURITY:           DEBTOR  will grant  "USBL&F" a perfected  first  security in terest in the following  equipment:  Dixie-Narco  Kodak Film
                    Products Vending Machines

LOAN AMOUNT:        Approximately S1,500,000

TERM:               36 months

PAYMENTS:           36 per schedule

RATE ADJUSTMENT:    Rates  quoted  herein will float with  Treasury  Notes until commencement of the Loan. Rates will be adjusted for each change in the yield for Treasury Notes with a coupon of a comparable maturity. Rates will be fixed at commencement for the term of the Loan at a rate of 495 basis points over 3 year Treasury Notes.

INTERIM INTEREST:   In  the  event  USBL&F  makes  disbursements  for  Equipment deliveries prior to closing, then DEBTOR shall pay USBL&F interim interest on such disbursed amount from the date of disbursement until closing, computed daily and payable monthly at a rate equal to Prime Rate plus 1/4 %

INSURANCE:          DEBTOR,  at Its  own  expense,  will  provide  insurance  as
                    detailed  in  USBL&F's   Motor  Vehicle   and/or   Equipment
                    insurance form(s) naming USDL&F as Loss Payee.

EXPENSES:           USBL&F contemplates using standardized  documentation to the extent  applicable-  DEBTOR  will pay the legal  expenses of
                    USBL&F   and  a  $0.00   documentation   fee  to  cover  the
                    administrative expenses of processing this transaction. In the event this transaction necessitates that USBL&F obtain appraisals, or incur other extraordinary expenses, such costs shall also be borne by DEBTOR.

COMMITMENT FEE:     A non-refundable commitment fee of $5,000 Is due and payable with the acceptance of this proposal. In the event the transaction is not executed, Stitch Networks Corporation will forfeit said fee.

MATERIAL CHANGES:   This  proposal is based on the  preliminary  equipment  list supplied  by DEBTOR to USBL&F.  In the event that the actual
                    equipment   differs  in  any   material   respect  from  the
                    preliminary  list or USBL&F's  reasonable  assumptions  with respect  thereto,  or in the  event  that  there  shall be a materially  adverse change in DEBTOR's  financial  condition prior to funding,  USBL&F shall have the right and option to
                    terminate  its   obligations   hereunder   without   thereby
                    incurring any liability to DEBTOR.

PURCHASE CUTOFF:    USBL&F's  obligation to fund under any commitment  which may an arise

DATE: if approved, terminates on 12-31-01, with regard to any Equipment not delivered to and payment not authorized by DEBTOR.

PROPOSAL EXPIRATION:If not accepted by DEBTOR, this proposal expires on 5-31-01.

OTHER:              Surety Bond to be provided for full contract performance.

                    UCC filings necessary and satisfactory to USBL&F.

You may Indicate your acceptance of this proposal by executing this letter and returning it together with the commitment fee.

DEBTOR   acknowledges  that  this  letter  contains  the  entire  Loan  proposal
(superseding all previous representations and agreements, either oral or written) and that there are no promises, agreement, or understandings outside of this letter. Debtor further acknowledges that this proposal Is not intended and shall not be construed as a commitment by USBL&F and that any commitment is subject to USBL&F's review and written approval.

We appreciate the opportunity to submit this proposal. If you have any questions or require further information, please feel free to contact us.

Respectfully,

U.S Bancorp Leasing & Financial-Omaha
/S/ Douglas W. Otto
--------------------------
Douglas W. otto

The above terms and conditions are hereby agreed to and accepted this____ day of May, 2001.

Stitch Networks Corporation

By: David Kearney
  -----------------------------
Title: V.P
      -------------------------

USBANCORP.                                               MASTER AGREEMENT

LEASING & FINANCIAL

1.0 PARTIES, COLLATERAL AND OBLIGATION'S


1.1 This Agreement is dated as of MAY I ay 22. 2001. FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged Stitch Networks Corporation (hereinafter called "Debtor") with offices at 5t)() North Walnut Road Kennett Square. P:\intending to be legally bound, hereby promises to pay to U.S. Bancorp Leasing & Financial, an Oregon corporation having offices at PO Box 2177. 7(6,) S.W. Mohawk Street. Tualatin. OR Q7062 (hereinafter called "Secured Party"), any amounts set forth on any Schedule to Master Agreement hereunder (the "Schedule(s)" and grants a security interest in the property specified in any Schedule hereunder to Secured Party and its successors and assigns Ahercver located, and any and all proceeds thereof, insurance recoveries, and all replacements, additions, accessions, accessories and substitutions thereto or therefor (hereinafter called the "Collateral"). The security interest granted hereby is to secure payment of any and all liabilities or obligations of Debtor to the Secured Party, matured or unmatured direct or indirect, absolute or contingent, heretofore arising, now existing or hereafter arising, and whether under this Agreement or under any other writing between Debtor and Secured Party (all hereinafter called the "obligations" and/or the "liabilities").

1.2 Joint and Several Liability; Payment Terms. In the event there is more than one Debtor, all obligations shall be considered as joint and several obligations of all Debtors regardless of the source of Collateral or the particular Debtor with which the obligation originated- Interest shall be calculated on the basis of a 360-day year. All payments on any Schedule hereunder shall be in arrears and made in lawful money of the United States at the post office address of the Secured Party or at such other place as the Secured Party may designate to Debtor in writing from time to time. In no event shall any Schedule hereunder be enforced in any way which permits Secured Party to collect interest in excess of the maximum lawful rate. Should interest collected exceed such rate, Secured Party shall refund such excess interest to Debtor. In such event, Debtor agrees that Secured Party shall not be subject to any penalties for contracting for or collecting interest in excess og the maximum lawful rate.

1.3 LATE CHARGE If any of the OBLIGATIONS REMAINS OVERDUE FOR MORE THAN TEN (10) days, Debtor hereby agrees to pay on demand, as A LATE CHARGE, AN AMOUNT EQUAL TO THE LESSER OF (I) FIVE PERCENT (5%) OF EACH such overdue amount; or (ii) the maximum percentage of any such overdue amount permitted by applicable law as a late charge. Debtor agrees that the amount of such late charge represents a reasonable estimate of the cost to Secured Party or processing a delinquent payment and that the acceptance of any lat charge shall not constitute a waiver of default with respect to the overdue amount or prevent Secured Party from exercising any other available rights and remedies.

2.0 WARRANTIES AND COVENANTS OF DEBTOR: Debtor hereby represents, warrants and covenants that:

2.1 Business Organization Status and Authority. (i) Debtor is duly organized validly existing and in good standing under the laws of the state of its organization and is qualified to do business in all states and countries in which such qualification is necessary and where the failure to be so qualified would have a material adverse effect on the business of Debtor (ii) Debtor has the lawful power and authority to own its assets and to conduct the business in which it is engaged and to execute and comply with the provisions of this Agreement and any related documents; (iii) the execution and delivery of this Agreement and any related documents have been duly authorized by all necessary action; (iv) no authorization, consent, approval, I license or exemption of, or Filing or registration with, any or all of the owners of Debtor or any governmental entity was, is or will be necessary to the valid execution, delivery, performance or full enforceability of this Agreement and any related documents. Except as specifically disclosed to Secured party Debtor utilizes no trade names in the conduct of its business and/or has not changed its name within the past Five years, Debtor will not change its state of organization %L without providing prior written notice to Secured Party.

2.2 .Merger; Transfer of Assets. Debtor will not consolidated or merge with ith or into any other entity, liquidate or dissolve, distribute, sell, lease, transfer or dispose of all of its properties or assets or ,my substantial portion thereof other than in the ordinary course of its business, unless the Secured Party shall give its prior written consent which shall not be unreasonably ' v withheld and the surv i% ing o. successor entity or the transferee of such assets, as the case may be. shall assume by 3 written instrument which is legal valid and enforceable against suchor successor entity or transferee all of' the obligations of Debtor to Secured Party or any affilated of Secured party

2.3 No Violation of Covenants or Laws. Debtor is not party to an% agrement or subject to any restriction which materially and adversly affects its ability to perform Its obligations under this Agreement and any realted documents. The execution of and compliance with the terms of this A reement and any related documents Lim not and will not (i) violate any provision of law, or ( it) conflict with or result in a breach of any order, injunction, or decree of any court or governmental authority or (he formation documents of Debtor, or (iii) constitute or result in a default under any agreement, bond or indenture by which Debtor is bound or 10 which any of its property is subject, or (iv) result in (he imposition of any lien or encumbrance upon any of Debtor's assets, except for any liens created hereunder or under any related documents.

2.4 Accurate Information. All financial information submitted to the Secured Par-ty in regard to Debtor or any shareholder, officer director, member, or partner thereof, or any guar-antor of any of the obligations thereof, was prepared in accordance with generally accepted accounting principles, consistently applied, and fairly and accurately depicts the financial position and results of operation of Debtor or such other person, as of the respective dates or for the respective periods, :o which such information pertains. Debtor had ood, valid and marketable title to all the properties and assets reflected as being owned by it on any balance sheets of Debtor Submitted to Secured party as of the dates thereof.

2.5 Judgement Pending legal Action. There arc no judgementDebtor, and there are no actions or proceedings pending or, to the best against or affected Debtor of inv of I ii, properities in any court or before any governmental entity which, if determined adversely to debtor, would result any material adversly change in the business properties or asset or in the condition, financial or otherwise, of Debtor or would materially and adversely affect the ability of Debtor to satisfy its obligations under this agreement and any related documents.

2.6 No Breach of Other Agreements; Compliance with Applicable Laws. Debtor is not in breach of or in default under any material loan agreement, indenture, bond, note or other evidence of indebtedness, or any other material agreement or any court order, injunction or decree or any lien, statute, rule or regulation. The operations of Debtor substantially comply with all material fat% s. ordinances and governmental rules and regulations applicable to them. Debtor has Filed all material Federal, state and material municipal income tax. returns which are required to be filed and has paid all taxes as shown on said returns and on all assessments billed to it to the extent that such taxes or assessments have become due. Debtor does not know of any other proposed tax assessment against it or of any basis for one

2.7 SALE PROHIBITED. Debtor will not sell, dispose of or offer to sell or otherwise transfer the Collateral or any interest therein without the prior written consent of Secured Party.

2.8 LOCATION OF COLLATERAL. THE COLLATERAL WILL BE KEPT AT THE LOCATION(S) shown on the Schedule(s) HEREUNDER AND DEBTOR will promptly notify Secured Party of any change in the location(s) of the Collateral. Debtor will not remove the Collateral from said location(s) without prior written notice to Secured party

2.9 Collateral not a Fixture. The Collateral is not attached, and Debtor will not permit the Collateral to become attached, to real estate in such a way that it would be considered part of the realty or designated a "fixture." Notwithstanding any presumption of applicable law, and irrespective of any manner of attachment the Collateral shall not be deemed real property but shall retain its character as personal property. However, Debtor will at the option of Secured Party Furnish the latter with waiver(s) in recordable form, signed by all persons having an interest in the real estate, of any interest in the Collateral which is or might be deemed to be prior to Secured Party's interest.

2.10 Perfection of Security Interest. Except for (i) the security interest granted hereby and (ii) any other security interest previously disclosed by Debtor to Secured Party in writing, Debtor is the owner of the Collateral free from any adverse lien, security interest or encumbrance. Debtor will defend the Collateral against all claims and demands of all persons at anytime claiming any interest therein. At the request of Secured Party, Debtor will execute, acknowledge and deliver to Secured Party any document or instrument required by Secured Party to further the purposes of this Agreement. Debtor shall execute or, to the extent allowed bylaw, Debtor hereby authorizes Secured Party to execute and file any financing statement needed to perfect Secured Party's interest in the Collateral, including (without limitation) any Fixture filings and financing statements and any amendments and continuation statements thereto pursuant to the Uniform Commercial Code, in form satisfactory to Secured Party, and will pay the cost of filing the same in all public offices where Filing is deemed by Secured Party to be necessary or desirable. Notwithstanding any statutory provision to the contrary, Debtor hereby waives the right to file a termination statement of any financing statement Filed by Secured Party.

2.11 Insurance. Unless otherwise agreed, Debtor will have and maintain insurance from financially sound carriers at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, collision, flood, earthquake, "mysterious disappearance" and such other risks as Secured Party may require, containing such terms, in such form, for such periods and written by such companies as may be reasonably satisfactory to Secured Party; each insurance policy shall name Secured Party as loss payee and shall be payable to Secured Party and Debtor as their interests may appear, all policies of insurance shall provide for ten days" written minimum cancellation notice to Secured Party; Debtor shall Secured Party with certificates or other evidence reasonably satisfactory to Secured Party of compliance with the foregoing insurance provisions.

2.12 Use of the Collateral. Debtor will use the Collateral for business purposes only and operate it by qualified personnel, agents or independent contractors in accordance with applicable manufacturers' manuals. Debtor will keep the Collateral free from any adverse lien or encumbrance and in good working order, condition and repair and will not waste or destroy the Collateral or any part thereof, Debtor will keep the Collateral appropriately protected from the elements, and will Furnish all required parts and servicing (including any-contract service necessary to maintain the benefit of any warranty of the manufacturer); Debtor will not use the Collateral in violation of any statute, ordinance, regulation or order; and Secured Party MAY EXAMINE AND INSPECT THE COLLATERAL AND ANY and all books and records of Debtor during business hours with prior written notice and without unduly interfering with Debtor's operations; such right of inspection shall include the right to copy Debtor's books and records and to converse with Debtor's officers, employees. agents, and independent accountants.

2.13 Taxes and Assessments. Debtor will pay promptly when due all taxes, assessments, levies, imposts, duties and charges, of any kind or nature, imposed upon the Collateral or for its use or operation or upon this Agreement or upon any instruments evidencing the obligations.

2.14 Financial Statements. Debtor shall furnish Secured Party within ninety (90) days after the close of each fiscal year of Debtor, its financial statements (including, without limitation, a balance sheet, a statement of income and surplus account and a statement of changes in financial position) for the immediately preceding fiscal year, setting forth the corresponding figures for the prior fiscal year in comparative form, all in reasonable detail without any qualification or exception deemed material by Secured Party. Such financial statements shall be prepared at, least as a review by Debtor's independent certified accountants and, if prepared as an audit, shall be certified by such accountants. Debtor shall also furnish Secured Party with any other financial information deemed necessary by Secured Party. Each financial statement submitted by Debtor to Secured Party shall be accompanied by a certificate signed by the chief executive officer, the chief operating officer or the chief Financial officer of Debtor, certifying that (i) such financial statement was prepared in accordance with generally accepted accounting principles consistently applied and fairly and accurately presents the Debtor's financial condition and results of operations for the period to which I ch it pertains, and (ii) no event of default has occurred under this Agreement during the period to which such financial statement pertains.

3.0 EVENTS OF DEFAULT

3.1 The follow ill, shall he considered ev ents of default (i) failure on the Pan of Debtor to promptly perform in complete accordance , ith its representations, warranties and covenants made ill this Agreement or ill any other at ,reement with Secured party including, bill not limited to, the payment of any liability, with interst %%lien due, or default by Debtor Linder the pro isions of any other material agreement to which Debtor is party (ii) the death of Debtor if an individual or the dissolution of Debtor if a business organization (iii) a material change in (he present management of Debtor except to Fill vacancies resulting from the death or disability if an individual, (iv) the filing of any petition or complaint under the Federal Bankruptcy Code or other federal or state acts of similar nature, by or against Debtor which is not dismissed within 60 days or an assignment for the benefit of creditors by Debtor, (v) in application which is not dismissed within 60 days is for or the appointment of a Receiver, Trustee or Conservator, voluntary or involuntary, by or against Debtor or for any substantial assets of Debtor, (vi) insolvency of Debtor under either the Federal Bankruptcy Code or applicable principles of equity (vii) entry of any material judgement issuance of any material garnishment or attachment or filing., of any material lien, claim or government attachment against the Collateral or which, in Secured Party's sole discretion, might materially impair the Collateral. (viii) the determination by Secured Party that a material misrepresentation of fact has been made by Debtor in this Agreement or in any writing supplementary or ancillary hereto, (ix) a reasonable determination in good faith by Secured Party that Debtor has suffered a material adverse change in its financial condition, business or operations from the date of This agreement; (x) bankruptcy, insolvency, termination, death, dissolution or default of any guarantor for Debtor or (ix) any filing by Debtor of a termination statement for any Financing statement filed by Secured party

4.0 REMEDIES

4.1 Upon the happening of any event which is not cured for non-monerary defaults within thirty v (30) days and for momentary defaults within ten (10) days and ;k by Secure party or at any time thereafter: (i) all liabilities of Debtor shall, at the option of Secured party become immediately due and payable fill Set ured party shall have and may exercise 311 Of the rights and remedies ,3nted to a Secured party Linder the Uniform Commercial Code; (ill) Secured party shall have the right, immediately, and without notice or other action, to set-off against any of Debtor's liabilities to Secured Party any money owed by Secured party in any capacity to Debtor. whether or not due, and Secured party shall be deemed to have exercised such right of set-offand to have made a charge against any such money immediately upon the occurrence of such default event though actual book entries may be made at some time subsequent thereto; (iv) Secured Party may proceed with or without judicial process to take possession of all or any part of the Collateral; Debtor agrees that upon receipt of notice of Secured party's intention to take possession of all or any pan of said Collateral, Debtor will do everything necessary to make same available to Secured Party (including, without limitation, assembling the Collateral and making it available to Secured Party at a place designated by Secured Party which is reasonably convenient to Debtor and Secured Party); and so long as Secured Party acts in a commercially reasonable manner, Debtor agrees to assign, transfer and deliver at any time the whole or any portion of the Collateral or any rights or interest therein in accordance with the Uniform Commercial Code and without limiting the scope of Secured Party's rights thereunder, (v) Secured Party may sell the Collateral at public or private sale or in any other Commercially reasonable manner and, at the option of Secured Party, in bulk or in parcels and with or without having the Collateral at the sale or other disposition, and Debtor agrees that in case of sale or other disposition of the Collateral, or any portion thereof, Secured Party shall apply all proceeds first to all costs and expenses of dispositions, including attorneys' fees, and then to Debtor's obligations to Secured Party;
(vi) Secured Party may elect to retain the Collateral or any part thereof in satisfaction of all sums due from Debtor upon notice to Debtor and any other party as may be required by the Uniform Commercial Code- All remedies provided in this paragraph shall be cumulative. Secured Party may exercise any one or more of such remedies in addition to any and a] I other remedies Secured Party may have under any applicable law or in equity.

4.2 Expenses; Disposition. Upon default, all amounts due and to become due hereunder shall, without notice, bear interest at the lesser of (i) fifteen percent (15%) per annum or (ii) the maximum rate per annum which Secured Party is permitted by law to charge from the date such amounts are due until paid. Debtor shall pay all reasonable expenses of realizing upon the Collateral hereunder upon default and collecting all liabilities of Debtor to Secured Party, which reasonable expenses shall include attorneys' fees, whether or not litigation is commenced and " whether incurred at trial, on appeal, or in any other proceeding. Any notification of a sale or other disposition of Collateral or of other action by Secured Party required to be given by Secured Party, will be sufficient if given personally, mailed, or delivered by facsimile machine or overnight carrier not less than five (5) days prior to the day on which such sale or other disposition will be made or action taken, and such notification shall I be deemed reasonable notice.

5.0 MISCELLANEOUS

5.1 No Implied Waivers; Entire Agreement. The waiver by Secured Party of any default hereunder or of any provisions hereof shall not discharge any party hereto from liability hereunder and such waiver shall be limited to the particular event of default and shall not operate as a waiver of any subsequent default. This Agreement and any Schedule hereunder are non-cancelable- No modification of this Agreement or waiver of any right of Secured Party hereunder shall be valid unless in writing and signed by an authorized officer of secured Party. No failure on the pan of Secured Party to exercise, or delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The provisions of this Agreement and the rights and remedies granted to Secured Party herein shall be in addition to, and not in limitation of those of any other agreement with Secured Party or any other evidence of any liability held by Secured Party. This Agreement and any Schedule hereunder (a "Transaction") embody the entire agreement between the parties and supersede all prior agreements and understandings relating to the same subject matter, except in any case where the Secured Party takes an assignment from a vendor of its security interest in the same Collateral, in which case the terms of the Transaction shall be incorporated into the assigned agreement and shall prevail over any inconsistent terms therein but shall not be construed to create a new contract. If any of the documents executed in conjunction with this Agreement are delivered to Secured Party by facsimile transmission, such documents (and signatures thereon) shall I be treated as, and have the same force and effect as, originals.

5.2 Choice of law waiver of jury this agreement and the rights and liabilities of the parties shall be governed by applicable federal law and the laws of the state of oregon secured party and debtor each irrevocably waive all rights to trial by jury in any litigation arising from or related to this agreement.

5.3 Protection of the Collateral. At its option, Secured Party may discharge taxes, liens or other encumbrances it any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse ' Secured Party on demand for any payment made or any expense incurred by Secured Party Pursuant to the foregoing authorization. Any payments made by Secured Party shall be immediately due and payable by Debtor and shall bear interest at the rate of fifteen percent (15%) per annum. Until default, Debtor may retain possession of the Collateral and use it in any lawful manner not inconsistent with the provisions of this Agreement and any other agreement between Debtor and Secured Party, and not inconsistent with any policy of insurance thereon.

5.4 Binding Agreement; Time of the Essence. This Agreement shall take effect as a sealed instrument and shall be binding upon and shall inure to the benefit Of the parties hereto, their respective heirs, executors, administrators, successors, and assigns- Time is of the essence with respect to the performance of Debtors obligations under this Agreement and any other agreement between Debtor and Secured Party

5.5 Enforceability. Any term, clause or provision of this Agreement or of any evidence of indebteness from Debtor to Secured Party which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining terms or clauses of such provision or the remaining provisions hereof, and any such prohibition or unenforceabifity in any jurisdiction shall not invalidate or render unenforceable such term, clause Or provision in any other jurisdiction.

5.6 Notices. Any notices or demands required to be given herein shall be given to (fie parties in writing by facsimile. or by overnight courier United States mail (first class, express, certified or otherwise) iii the addresses set forth oil -agc I of this Agreement or to such other Addresses as the parties may hereafter substitute by written notice given in the manner prescribed in this paragraph.

5.7 Additional Security. If there shall be any other collateral for an%. of the obligations, or for the obligations of any guarantor thereof, Secured Party may proceed against and/or enforce any or all of the Collateral and such collateral in whatever order it may, in its sole discretion, deem appropriate. Any amount(s) received by Secured Party from whatever source and applied by it to any of the obligations shall be applied in such order of application as Secured Party shall from time to time, in its sole discretion, elect.

6.0 ASSIGNMENT

6.1 SECURED PARTY MAY SELL OR ASSIGN ANY AND ALL RIGHT, TITLE AND INTEREST IT HAS IN THE COLLATERAL AND/OR ARISING UNDER THIS AGREEMENT. DEBTOR SHALL, UPON THE DIRECTION OF SECURED PARTY: 1) EXECUTE ALL DOCUMENTS NECESSARY TO EFFECTUATE SUCH ASSIGNMENT AND, 2) PAY DIRECTLY AND PROMPTLY TO SECURED PARTY'S,ASSIGNEd WITHOUT ABATEMENT, DEDUCTION OR SET-OFF, ALL AMOUNTS WHICH HAVE BECOME DUE UNDER THE ASSIGNED AGREEMENT SECURED PARTY ASSIGNEE SHALL HAVE ANY AND ALL RIGHTS. IMMUNITIES AND DISCRETION OF SECURE PARTY HEREUNDER AND SHALL WI11 ENTITLED IN EXERCISE ANY REMEDIES 0F SECURED PARTY HEREUNDER ALL REFERENCES HEREIN TO SECURED PARTY SHALL INCLUDE SECURED PARTY'S ASSIGNEE (EXCEPT THAT SAID ASSIGNEE SHALL NOT BE CHARGEABLE WITH ANY OBLIGATION OR LIABILITIES HEREUNDER OR IN RESPECT HEREOF). DEBTOR WILL NOT ASSERT AGAINST SECURED PARTY'S ASSIGNEE ANY DEFENSE. COUNTERCLAIM OR SET-OFF WHICH DEBTOR MAY HAVE AGAINST SECURED PARTY.

6.2 DEBTOR SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT OR ENTER INTO ANY AGREEMENT REGARDING ALL OR ANY PART OF THE COLLATERAL WITHOUT THE PRIOR WRITTEN CONSENT OF SECURED PARTY WHICH SHALL NOT BE UNREASONABLY WITHHELD. IN CONNECTION WITH THE GRANTING OF SUCH CONSENT AND THE PREPARATION OF NECESSARY DOCUMENTATION, A FEE SHALL BE ASSESSED EQUAL TO ONE PERCENT (1%) OF THE TOTAL REMAINING BALANCE THEN DUE HEREUNDER. IN THE EVENT THAT SECURED PARTY HAS CONSENTED TO ANY LEASE OF THE COLLATERAL, DEBTOR HEREBY ASSIGNS AND GRANTS A SECURITY INTEREST TO SECURED PARTY, TO SECURE ALL OBLIGATIONS TO SECURED PARTY, ANY AND ALL RIGHTS UNDER ANY LEASE(S), AND DEBTOR SHALL DELIVER TO SECURED PARTY THE ORIGINAL OFSUCH LEASE(S).

7.0 POWER OF ATTORNEY

7.1 Secured PARTY is hereby appointed Debtors attomey-in-fact to sign Debtor's name and to make non-material amendments (including completing 2nd conforming ,he description of the Collateral) on any document in connection with this Agreement (including any financing statement :Ind 10 Obtain Idju',,, settle and cancel any insurance required by this Agreement and to endorse any drafts in connection %, ith such insurance.

8.0 NOTICE

8.1 Under Oregon law, most a-reements, promises and commitments made by Secured party after October 3, 1989. concerning loans and other credit extensions which are not for personal. family or household purposes or secured sol by the Debtor's residence must be in Writing express consideration and be signed by Secured Party to be enforceable.

In Withness Whereof. the parties hereto have caused this Agreement to be duly executed the 1St day of JUNE 2001


US Bancorp Leasing & Financial         Stitch Networks Corporation

(SECURETY PARTY)                       (DEBTOR)

BY:                                    By:/S/ David Goodman

-------------------------------          ------------------------------
An Authorized Officer There of         David Goodman
                                       President

7.0 POWER OF ATTORNEY

7.1 Secured Party is hereby appointed Debtor's atto rney-i n- fact to sign Debtor's name and to make non-material amendments (including completing and conforming the description of the Collateral) on any document in connection with this Agreement (including any financing statement) and to obtain. adjust, settle, and cancel any insurance required by this Agreement and to endorse any drafts in connection with such insurance.

8.0 NOTICE

8.1 Under Oregon law, most agreements promises and commitments made by Secured Party after October 3, 1989, concerning loans and OTHER CREDIT EXTENSIONS which are not for personal family or household purposes or secured solely by the Debtor's residence must be in Writing, express consideration and be signed by Secured Party to be enforceable.

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed the 15th day of June 2001

US Bancorp Leasing & Financial         Stitch Networks Corporation
(SECURETY PARTY)                       (DEBTOR)
BY:                                    By:/S/ David Goodman
-------------------------------          ------------------------------
An Authorized Officer There of         David Goodman
                                       President

US BANCORP                                     INTERIM FUNDING ADDENDUM (LOAN)

LEASING & FINANCIAL

THIS Interim FUNDING ADDENDUM AND RENTAL ADDENDUM (this "Addendum") dated May la\ and supplements Master Agreement (the "Agreement"), dated May 22,2001 between U.S. Bancorp Leasing & Financial ("Secured Party") and Stitch Networks Corporation ("Debtor") and the terms of the Agreement are hereby incorporated into this Addendum as though fully set forth herein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement- The Agreement is hereby amended and supplemented as follows:

1. Loan of Collateral. Subject to the terms hereof, Secured Party may, from time to time, fund certain amounts necessary for the purchase, for the purpose of financing for Debtor, the following collateral, on which Debtor agrees to complete a Master Agreement and ancillary documents from Secured Party:

Film Product Dispensing Vending Machines

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

(the "Collateral"), BEGINNING, WITH RESPECT TO EACH ITEM of Collateral, on the DATE SECURED PARTY MAKES THE FIRST payment WITH respect to that item of Collateral and continuing until such time as the Collateral is made subject to a Schedule to the Master Agreement. Notwithstanding the preceding sentence, Secured Party shall have no obligation to finance any item of Collateral for Debtor if, in Secured Party's sole discretion: (i) the item, type or cost of Collateral is not acceptable to Secured Party, (ii) there has been I material adverse change in the financial or operating condition of Debtor, (iii) there has occurred, and remains uncured, an event that constitutes or Could constitute a default under the Agreement; or (iv) if Debtor has not executed and delivered to Secured Party a Schedule making any item of-Collateral subject to the Agreement and a Equipment Acceptance and Authorization to Pay with respect to that Collateral on or before August 15, 2001 (which date may be changed In Secured Party's sole discretion) (any or all of the foregoing shall-be called "Secured Party's Conditions"

1 Financing by Secured Party. As items of Collateral are delivered to Debtor (or if any payments are required to be made prior to delivery of items of Collateral, at such time of payment), Debtor shall present to Secured Parry for payment the invoices from the vendor of the Collateral (the "Vendor") accompanied by an Interim Authorization to Pay in substantially the form of Exhibit A attached hereto, duly executed by Debtor, authorizing- Secured Party to pay for the Purchase of the Collateral, subject to this Addendum. If no event that constitutes (Or Would, with the giving of notice, the passage of time or both, constitute) a default or event of default Linder the Agreement then exists. Secured Party shall pay for [he purchase of the item of Collateral from the Vendor for the invoice price (together with any other costs Secured Party has agreed or becomes obligated, to pay in connection with the acquisition of the Collateral, the "Acquisition Cost") and Debtor shall immediately become obligated to pay interim payments 10 Secured Party as provided herein- Debtor's obligation to pay interim payment Shall begin when Secured Party makes the first payment to the Vendor, even if that payment is a down payment, progress Begin Payment or other partial payment rather than payment in full.

3. Interim Pavements. Interim payments of the the items of collateral as they are financed by Secured party to paragraph 2 above. shall I be computed by Secured Pal-TV Ind paid by Debtor monthly in arrears at a daily rate determined for day by Multiplying the Acquisition Cost by the rate: announced by US Bank National Association Minneapolis MINNESOTA is its reference rate for that that day plus 0.25%) per Annum and dividing the result by 360, and shall he paid to secured party within tell days after Debtor receives an invoices from Secured Party Debtor's obligation to pay interim payments shall continue Until the earlier of (1) the date on which each of Debtor and Secured Party have executed and delivered to the other a schedule making the Collateral subject to the Agreement and Debtor shall executed and delivered to Secured Party a Equipment Acceptance and Authorization to flay with respect to that Collateral, or (11) the date on which Debtor pays the purchase price for the Collateral to Secured Party pursuant to Paragraph 4 hereof,

4. Failure to Deliver Acceptance Certificate If any of Secured Party's Conditions occurs or if Debtor otherwise terminates this Addendum, Debtor shall immediately reimburse Secured Parry for that Collateral for a purchase price equal to the Acquisition Cost plus such other amounts which may be due Secured Party from Debtor pursuant to any other provision hereof plus a premium of on the total purchase price of such price. Upon receipt of such amounts in immediately available funds with respect to any item of Collateral, Debtor's obligation to pay Payments with respect to that Collateral shall be terminated.

5. Stipulated Loss Value. For purposes of determining Debtor's compliance with certain of the Loan provisions incorporated by reference, the stipulated loss value of the Collateral shall be the Acquisition Cost thereof.

6, Miscellaneous . Except as expressly modified and supplemented hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Addendum is not binding or effect with respect to the Agreement or the Collateral

I/We until executed on behalf of Secured Party and Debtor by an authorized representative of Secured Party and Debtor.

IN WITNESS WHEREOF, the parties hereto have caused this Interim Funding Addendum to be executed as of the day and year first written above.

Stitch Networks Corporation             US Bancorp Leasing & Financial

(DEBTOR)

By:/S/ David Goodman                    BY:

  ------------------------------          -------------------------------
David Goodman                             An Authorized Officer There of
President

                            ADDRESS FOR ALL NOTICES:
                        PO BOX 2177 S.W - Networks Street
                                   Tualatin OR

5. Stipulated Loss Value. FOR PURPOSES of determining Debtor's compliance with certain of the Loan provisions incorporated by reference, the stipulated loss value of the Collateral shall be the Acquisition Cost thereof.

6. Miscellaneous Except as expressly modified and supplemented hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Addendum is not binding or effective with respect to the Agreement or the Collateral until executed on behalf of Secured Party and Debtor by an authorized representative of Secured Party and Debtor.

IN WITNESS WHEREOF, the parties hereto have caused this Interim Funding Addendum to be executed as of the day and

Stitch Networks Corporation             US Bancorp Leasing & Financial

(DEBTOR)

By:/S/ David Goodman                    BY:

  ------------------------------          -------------------------------
David Goodman                             An Authorized Officer There of
President

                            ADDRESS FOR ALL NOTICES:
                        PO BOX 2177 S.W - Networks Street
                                   Tualatin OR

                                  EXHIBIT"A"

                          INTERIM AUTHORIZATION TO PAY

Re: In interim Funding and Rental Addendum dated May 22. 2001 ("Addendum") between U.S. Bancorp Leasing & Financial ("Secured Party") and Stitch Networks Corporation ("Debtor").

Stitch Networks Corporation hereby authorizes U.S. Bancorp Leasing & Financial to pay a total of $___________ to Seller(s) under the Invoice(s) to pay for property described in the Invoice No.(s) listed below and attached hereto, which shall thereafter be "Collateral" as defined in the Addendum.

Interim Payments (as defined in the Addendum) will accrue until the final installation and acceptance of the Collateral and the execution of a Schedule to Master Agreement between the undersigned and U.S. Bancorp Financial covering such Collateral.

Vendor(s)/Seller(s)      Invoice No.(s)    Invoice Date(s)  Invoice(s) Amount

Dated as of:
           ---------------------------

(DEBTOR)                                SECURED PARTY
Stitch Networks Corporation             US Bancorp Leasing & Financial


By:/S/ David Goodman                    BY:

  ------------------------------          -------------------------------
David Goodman                             An Authorized Officer There of
President

                            Address for All notices:
                        PO BOX 2177 S.W - Networks Street
                                   Tualatin OR

                                   EXHIBIT"A"

                          INTERIM AUTHORIZATION TO PAY

Re: In interim Funding and Rental Addendum dated May 22. 2001 ("Addendum") between U.S. Bancorp Leasing & Financial ("Secured Party") and Stitch Networks Corporation ("Debtor").

Stitch Networks Corporation hereby authorizes U.S. Bancorp Leasing & Financial to pay a total of $___________ to Seller(s) under the Invoice(s) to pay for property described in the Invoice No.(s) listed below and attached hereto, which shall thereafter be "Collateral" as defined in the Addendum.

Interim Payments (as defined in the Addendum) will accrue until the final installation and acceptance of the Collateral and the execution of a Schedule to Master Agreement between the undersigned and U.S. Bancorp Financial covering such Collateral.

Vendor(s)/Seller(s)      Invoice No.(s)    Invoice Date(s)  Invoice(s) Amount

Dated as of:
           ---------------------------

(DEBTOR)                                SECURED PARTY
Stitch Networks Corporation             US Bancorp Leasing & Financial


By:/S/ David Goodman                    BY:

  ------------------------------          -------------------------------
David Goodman                             An Authorized Officer There of
President

                            Address for All notices:
                        PO BOX 2177 S.W - Mohawk Street
                                   Tualatin OR

USBANCORP                                            INSURANCE AUTHORIZATION
                                                            AND VERIFICATION
LEASING & FINANCIAL

Date:        May 22, 2001

To:          Stitch Network Corporation (the Customer)       Schedule Number:
From:        U S. Bancorp Leasing & Financial(Creditor)
             PO BOX 2177 S.W - Mohawk Street
             Tualatin OR



TO THE CUSTOMER: PLEASE EXECUTE BELOW and return this to Creditor with your document package. Creditor will fax this document to your insurance agent for verification.

In connection with one or more financing arrangements, Creditor requires that its insurable interest in the financed property (the "Property') be described as "Creditor and its successors and assigns shall be covered as Additional Insured and Loss Payee with regard to all equipment financed or ]eased by Policy Holder through or from Creditor." The required coverage must include, but is not limited to, fire, extended coverage, vandalism, theft and general liability, If such coverage is not provided within 30 days, we have the right to purchase such insurance at your expense. Should you have any questions, please contact our Insurance Department at (503) 797-0277.

CUSTOMER AUTHORIZES THE AGENT NAMED below: 1) to COMPLETE AND RETURN THIS LETTER AS INDICATED; AND 2) to endorse the policy and subsequent renewals to reflect the required coverage.

Agent:   Insurance and Financial Services Ltd      Stitch Network Corporation
Address: 664 Yroklyn Road, P.O. Box 906
         Hockessin. DE 19707-0907                  By:/S/ David Goodman
Fax:     (302) 239-5722                            David Goodman
E-Mail                                             Vice President & CFO

TO THE AGENT: In lieu of providing a certificate, please e-recute this letter in the space below and promptly faxed it to Creditor at (503) 797-0287.

Agent hereby verifies that the above requirements have been met in regard to the Property listed below.

Print Name Of Agency:

By

Print Name

Property Description:

Film Product Dispensing Vending Machines

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING. INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

INSURANCE  VALUE  $1,500,000.00

LOAN
DATA SUMMARY SHEET
-------------------------------------------------------------------------------------------------------------------
                                                        Lessor/ Lessee Information
-------------------------------------------------------------------------------------------------------------------
Date Created:                                                          Doc Specialist:               Market Rep:
5/29/2001                                                              Lia Chow                      Douglas Otto
-------------------------------------------------------------------------------------------------------------------
Lessor:                                U.S. Bancorp Leasing & Financial
                                       7659 S.W. Mohawk Street 2177
                                       Tualatin OR 97062
-------------------------------------------------------------------------------------------------------------------
Lessee Name:                           Stitch Network Corporation
-------------------------------------------------------------------------------------------------------------------
Lessee DBA
-------------------------------------------------------------------------------------------------------------------
Lessee Address:                        5OO North Walnut Road
                                       Kenneth PA 1934S
-------------------------------------------------------------------------------------------------------------------
                                       Contract Information:
-------------------------------------------------------------------------------------------------------------------
Master Agrmt # & Schedule-             -                             Master Agreement Date:         May 22, 2001
-------------------------------------------------------------------------------------------------------------------
Amount Financed:                       $ 1.500,000.00                Schedule Date:                 May 22, 2001
-------------------------------------------------------------------------------------------------------------------
Master Agreement Date:                 May 22, 2001                  Contract Term:
-------------------------------------------------------------------------------------------------------------------
Trac Amount:                           0                             Mid Term Opt Date:
-------------------------------------------------------------------------------------------------------------------
Mid Term Opt. Amount:                  $0.00                         End Of Term Opt. Amt:
-------------------------------------------------------------------------------------------------------------------
Sales Tax Financed:                    $0.00                         Total Property Cost:           $1,500,000.00
-------------------------------------------------------------------------------------------------------------------
FIXED INTEREST Rate:
-------------------------------------------------------------------------------------------------------------------
Finance Charges:                       $0.00
-------------------------------------------------------------------------------------------------------------------
Late Charge Rate:                      Five(5)                       Contract Type:
-------------------------------------------------------------------------------------------------------------------
Advanced I Arrears                     Advance
-------------------------------------------------------------------------------------------------------------------
1st Payment Amount:                    $0.00                         1st paymentment Terms:         Sixty (60)
-------------------------------------------------------------------------------------------------------------------
2nd Payment Amount:                                                  2nd Payment Terms:
-------------------------------------------------------------------------------------------------------------------
3rd Payment Amount:                                                  3rd Payment Terms:
-------------------------------------------------------------------------------------------------------------------
4th Payment Amount:                                                  4th Payment Terms:
-------------------------------------------------------------------------------------------------------------------
Additional Collateral:
-------------------------------------------------------------------------------------------------------------------
First Payment Date / D/A              June 01, 200l
-------------------------------------------------------------------------------------------------------------------
                                                              Due At Signing
-------------------------------------------------------------------------------------------------------------------
          Security Deposit:            $0.00                         Advance Rentals:              $0.00
-------------------------------------------------------------------------------------------------------------------
        # of Advance Rentals:          $0.00                         Doc Fees:                     $0.00
-------------------------------------------------------------------------------------------------------------------
          Filing/Stamp Fees:           $0.00                         Sales tax:                    $0.00
-------------------------------------------------------------------------------------------------------------------
             Other Fees:               $0.00                    Due At Signing:                    $0.00
-------------------------------------------------------------------------------------------------------------------
                                                   Signers Guarantors:/Partnership/ etc
-------------------------------------------------------------------------------------------------------------------
Personal Guarantor 1                                          Personal Guarantor 2
-------------------------------------------------------------------------------------------------------------------
Personal Guarantor 3                                          Personal Guarantor 4
-------------------------------------------------------------------------------------------------------------------
Corp Guarantor 1                                              Corp Guarantor 2:
-------------------------------------------------------------------------------------------------------------------
Primary Signer: David Goodman                                 Alternate Signer:
-------------------------------------------------------------------------------------------------------------------
Primary Title: PRESIDENT & CEO                                Alternate Title:
-------------------------------------------------------------------------------------------------------------------
Partnership:                                                  1 st Partner:
-------------------------------------------------------------------------------------------------------------------
2 nd Partner:                                                 Subleases:
-------------------------------------------------------------------------------------------------------------------
Corporate Pledger:                                            Individual Pledger:
-------------------------------------------------------------------------------------------------------------------
Landlord:                                                     Mortgage:
-------------------------------------------------------------------------------------------------------------------
                                                             Insurance
-------------------------------------------------------------------------------------------------------------------
Insurance Company: Insurance & Financial Services Ltd        Agent Name:
-------------------------------------------------------------------------------------------------------------------
Address: 664 Yorklyn Road P.O Box Hockessin DE 19707-0970
-------------------------------------------------------------------------------------------------------------------
Phone: (302) 239-2355                                        Fax:                        (302)-239-5722
-------------------------------------------------------------------------------------------------------------------
                                                       Equipment
-------------------------------------------------------------------------------------------------------------------
Description: Film Products Dispensing Vending Machines,
-------------------------------------------------------------------------------------------------------------------
Serial #:                                              Cost                               $1,500,000.00
-------------------------------------------------------------------------------------------------------------------
Vendor Name: Stitch Networks Corporation
-------------------------------------------------------------------------------------------------------------------
Amount Due Vendor:
-------------------------------------------------------------------------------------------------------------------

USBANCORP                                            CERTIFICATE OF AUTHORITY
LEASING & FINANCIAL                                               (LEASE/LOAN)


I/WE HEREBY CERTIFY TO U.S. Bancorp ,Leasing, & Financial (the "Creditor") that:
a) I/we am/are the person(s) authorized to certify on behalf of Stitch Networks Corporation, a business entity (the "Company") organized and maintaining good standing under the laws of the State of Delaware; b) the following,, is a true and correct copy of certain Resolutions duly adopted or voted by the Board of Directors, Members or Managers, as appropriate, of the Company; c) I/we have placed a copy of such Resolutions in the official records of the Company, d) such Resolutions have not been rescinded, amended, or otherwise altered or repealed; and e) such Resolutions are now in full force and effect and are in full compliance with the formation documents of the Company, as such may have been amended. The Company has resolved the Following:

1) That the Company from time to time leases personal property and/or borrows money or otherwise obtains credit from Creditor and that the entire amount of leasing, borrowing or credit under this resolution at any one time, whether direct or indirect, absolute or contingent, shall be unlimited;

2) That any one of the officers, agents, members, or managers designated BELOW IS HEREBY authorized to borrow money and to obtain credit and other financial accommodations (including the leasing of personal property) for the Company; and to execute and deliver on behalf of the Company any and all documentation required In connection therewith in such form and containing such terms and conditions as the person(S) executing such documents shall approve as being advisable and proper and in the best interests of the Company; and that the execution thereof by such person(S) shall be conclusive evidence of such approval; and, as security for the Company's obligations to Creditor to pledge, assign, transfer, mortgage, grant a security interest in, hypothecate, or otherwise encumber any and all property of the Company, whether tangible or intangible; and to execute and deliver all instruments of assignment and transfer;

3) That any officer, member, manager, agent or employee of the Company is hereby further authorized to take any and all such other actions as may be necessary to carry out the intent and purposes of these Resolutions, and that any and all actions taken by such person(s) to carry out such intent and purposes prior to the adoption of these Resolutions are hereby ratified and confirmed by, and adopted as the action of, the managers of the Company- and

4 That these Resolutions shall constitute a continuing authority to the desig ated person or persons to act on behalf of the Company, and the powers and authority granted herein shall continue until revoked by the Company and formal written notice of such revocation shall have been given to Creditor. These Resolutions do not supersede similar prior resolutions given to Creditor.

I/WE HEREBY FURTHER CERTIFY that pursuant to the f-ormation documents and any other appropriate DOCUMENTS of' the Company as may be necessary, the following named person(s) have been properly designated and appointed to tile position(s)/office(s) indicated below, that such person(s) Continue to hold such position(s)/Office(s) at tile TIME Of' execution of the documentation for the transaction(s) with Creditor, and that the signature(s) of such person(s) show % ire genuine.

OFFICE                   NAME                SIGNATURE

PRESIDENT & CEO          DAVID GOODMAN       /S/ DAVID GOODMAN

I/WE HEREBY FURTHER CERTIFY that, pursuant to the formation document of the Company, and any other appropriate documents of the Company as may be necessary, I/we have the power and authority to execute this Certificate on behalf of the Company, and that I/we have so executed this Certificate on the 1st day of 2001. A copy of this Certificate, which is duly signed and which is received by facsimile transmission ("fax"), shall be deemed to be of the same force and effect as the original

                                             By:/S/ David J. Kearney
                                                    David kearney
                                                    Secretary

                                      (must he certified by another  officer or
                                director other than the above authorized signer)

4/00

                            ADDRESS FOR ALL NOTICES:
                      PO Box 2177. 7659 S. W Mahawk Street
                               Tualatin, OR 97062

USBANCORP                                             CERTIFICATE OF AUTHORITY
LEASING & FINANCIAL                                                (LEASE/LOAN)

I/WE HEREBY CERTIFY to U.S. Bancorp I ensing Financial (the "Creditor") that: a) I/we am/are the person(s) authorized to certify on behalf of Stitch Networks Corporation. a business entity (the "Company") organized and maintaining od standing under the laws of the State of Delaware; b) the following is a true and correct copy of certain Resolutions duly adopted or voted by the Board of Directors, Members or Managers, as appropriate, of the Company; c) I/We have placed a copy of such Resolutions in the official records of the Company; d) such Resolutions have not been rescinded, amended, or other-wise altered or repealed and e) such Resolutions are now In full force and effect and are in full compliance with the formation documents of the Company, as such may have been amended. Tile Company has resolved the following

1) That the Company from time to time leases personal property and/or borrows money or otherwise obtains credit from Creditor and that the entire amount of leasing, borrowing or credit under this resolution at any one time, whether direct or indirect, absolute or contingent, shall be unlimited;

2) That any one of the officers, agents, members, or managers designated below is hereby authorized to borrow money and to obtain credit and other financial accommodations (including the leasing of personal property) for the Company; and to execute and deliver on behalf of the Company any and all documentation required in connection therewith in such form and containing such terms and conditions as the persons) executing such documents shall approve as being advisable and proper and in the best interests of the Company; and that the execution thereof by such person(s) shall be conclusive evidence of such approval; and, as security for the Company's obligations to Creditor to pledge, assign, transfer, mortgage, grant a security interest in, hypothecate, or otherwise encumber tiny and all property of the Company, whether tangible or Intangible; and to execute and deliver all instruments of assignment and transfer;

3) That any officer, member, manager, agent or employee of the Company is hereby further authorized to take any and all such other actions as may be necessary to carry out the intent and purposes of these Resolutions, and that any and all actions taken by such person(s) to carry Out Such intent and purposes prior to the adoption of these Resolutions are hereby ratified and confirmed by, and adopted as the action of, the managers of the Company and

4) That these Resolutions shall I constitute a continuing authority to the designated person or persons to act on behalf of the Company, and the powers and authority granted herein shall continue until revoked by the Company and formal written notice of such revocation shall have been given to Creditor. These Resolutions do not supersede similar prior resolutions given to Creditor.

I/We HEREBY FURTHER CERTIFY that pursuant to the formation document<; and any other appropriate documents of the Company as may be necessary, the following named person(s) have been properly designated and appointed to the posit ion(s)/office(s) Indicated below that such person(s) continue to hold such position(s)/Office(s) at the time of execution of the docu men tat Ion for the transaction w I th Creditor I and that tile signature(s) of such person(s) shown be I ow are genii I ine

OFFICE                   NAME                SIGNATURE

PRESIDENT & CEO          DAVID GOODMAN       /S/ DAVID GOODMAN

I/WE HEREBY FURTHER CERTIFY THAT, PURSUANT to the formation documents of the Company and any other appropriate documents of the Company as may be necessary, I/we have the power and authority to execute this Certificate on behalf of the Company, and that I/we have so executed this Certificate on the 1st day of June 2001. A copy of this Certificate, which is duly signed and which is received by facsimile transmission ("fax"), shall he deemed to be of the same force and effect as the original

                                            By: David Kearney
                                                ---------------------------
                                                SECRETARY (PRINT NAME)
                                                SECRETARY

                           (Must The certified by another officer or director
                            other than the the above authorized signer)

4100

                            ADDRESS FOR ALL NOTICES:
                      PO Box 2177. 7659 S. W Mahawk Street
                               Tualatin, OR 97062

GREAT AMERICAN INSURANCE COMPANY

Bond Number: 5618559

KNOW ALL MEN BY THESE PRESENTS, that we, Stitch Networks Corporation, 500 N. Walnut Street, Kennett Square, PA 19348 (hereinafter called "Principal"), as Principal and Great American Insurance Company, 580 Walnut Street, Cincinnati, OH 45202, organized under the laws of the State of Ohio (hereinafter called "Surety"), as Surety, are held and firmly bound unto U.S. Bancorp Leasing & Financial, 7659 S.W. Mohawk Street, Tualatin, OR 97062 (hereinafter called "Obligee"), as Obligee, in the full and just sum of One Million FIVE Hundred Thousand $SI,500,000.00) Dollars for the payment whereof Principal and Surety bind themselves, their heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents:

WHEREAS, the Principal has by written agreement executed on June 1 2001, entered into a contract With the Obligee a Master Agreement for Vending Equipment.

NOW, THEREFORE, the condition of this obligation is such that, if the Principal shall promptly and faithfully perform said Contract, then this obligation shall be null and void; otherwise to remain in full force and effect.

PROVIDED, HOWEVER, this bond is executed by the Surety and accepted by the Obligee subject to the following conditions:

1. The penal sum of this bond will reduce to reflect the payments made throughout the term of the contract.

2. Under no circumstance shall the aggregate liability of the Surety exceed the penal sum above stated.

3. The Surety may cancel its liability by furnishing sixty (60) day written notification by registered or certified mail to the Obligee of its intention to cancel the bond.

4. Should the Surety furnish cancellation to the Obligee, the Principal shall file replacement security fourteen (14) days prior to the effective date of the cancellation. Failure to do so shall constitute loss to the Obligee recoverable under this bond.

5. No assignment of this bond shall be effective without the written consent of the Surety, however, Surety agrees to not withhold consent unreasonably.

6. No action, suit or proceeding shall be had or maintained against the Surety on this bond unless tile same be brought or instituted within sixty (60) days after the ten-nination or release of this bond.

7. Surety acknowledges and agrees that the obligation of Surety to pay any payment hereunder is unconditional and not subject to any offset, dispute, counterclaim or defense of any kind or nature.

8. This bond shall be effective for 39 (thirty-nine) months from the date of execution.

     Signed and Sealed this 4th day of June, 2001.

STITCH NETWORKS, CORPORATION

By:
  -----------------------------------
David H Goodman, President

GREAT AMERICAN INSURANCE COMPANY

-------------------------------------
(surely)

By:
   ----------------------------------

    William H Hutto Attorney-In-Fact

ACKNOWLEDGMENT OF PRINCIPAL (Individual)

STATE OF___________________
COUNTY OF__________________

     On this  _________day  of  ___________ in the year  ___________,  before me personally come(s)______________________ to me known and known to me to be the person(s) who (is) (are) described in and who executed the foregoing instrument and acknowledges to me that he executed the same.

                                                   ----------------------------
                                                         NOTARY PUBLIC

                    ACKNOWLEDGMENT OF PRINCIPAL (Partnership)

STATE OF_________________
COUNTY OF________________


On  this  _________day  of  ___________  in  the  year  ___________,  before  me personally comes(s) ________________________ a member of the co-partnership of _____________________________ to me known and known to me to be the person who is described in and who executed the foregoing instrument, and acknowledges to me that he executed the same as and for the act and deed of the said co-partnership.
                                                    ---------------------------
                                                           NOTARY PUBLIC .

                   ACKNOWLEDGMENT OF PRINCIPAL (Corporation)

STATE OF_________________________
COUNTY OF________________________



On this 5th day of June in the year 2001, before me personally come(s) David H Goodman, to me known, who, being by me duly sworn, deposes and says that he resides in the City of Delaware that he is the of the President of Stitch Networks Corporation the corporation described in and which executed this foregoing 'instrument; that he knows the seal of the said corporation that the seal affixed to the said instrument in such corporate seal, that it was so affixed by the order of the Boa d of directors of said corporation and that lie signed his name thereto by like order.

                           ACKNOWLEDGMENT OF SURETY

                                                    Notarial Seal
STATE OF NEW YORK                         Julia D. Melendez, Notary Public
COUNTY OF NEW YORK                         New Garden TWP., CHESTER County
                                         Mv Commission Expires July 5. 2004

On this 4th day of June in the year 2001 , before me personally  come(s) WILLIAM
H. HUTTO, Attorney(s)-in Fact of Great American Insurance Company with whom I am personally acquainted, and who, being by me duly sworn, says that lie reside(s) in OLD GREENWICH CT. that lie Is (are) the Attoiney(s)-in-Fact of Great American Company the Company described in and which executed the within instrument; that lie know(s) the corporate seal of such Company; and that the seal affixed to the within instrument is such corporate seal and that it was affixed by order of the Board of Directors of said Company, arid that lie signed said instrument as Attorney(s)-in-Fact of said Company by like order.


                         -------------------------------
                                  NOTARY PUBLIC

                               SPENCER TI. ZETTLER
                         NOTARY PUBLIC, STATE 0 NEW YORK
                                 NO. OIZE5082314
                           QUALIFIED IN NASSAU COUNTY
                        COMMISSIONS EXPIRES JULY 21, 2001

                        GREAT AMERICAN INSURANCE COMPANY
   580 WALNUT STREET * CINCINNATI, OHIO 45202513-369-5000 * FAX 513-723-2740

  he number of persons authorized by
this power of attorney is not more than                        No. 0     16964

                  TWO                                 POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the GREAT AMERICAN INSURANCE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Ohio, does hereby nominate, constitute and appoint the person or persons named below its true and lawful attorney-in-fact, for it and in its name, place and stead to execute in behalf of the said Company, as surety, any and all bonds, undertakings and contracts of suretyship, of other written obligations in the nature thereof, provided that the liability of the said Company on any such bond, undertaking or contract of suretyship executed under this authority shall not exceed the limit stated below.

Name                                     Address                Limit of Power

WILLIAM H. HUTTO                         ALL OF                     ALL
SPENCER H.Zettler                    NEW YORK, NEW YORK         $10,000,000

     This Power of Attorney revokes all previous powers issued in behalf of the attorney(s)-in-fact named above.

     IN WITNESS WHEREOF the GREATAMERICAN INSURANCE COMPANY has caused these presents to be signed and attested by its appropriate officers and its corporate seal hereunto affixed this 27th day of April 2000

Attest                                        GREAT AMERICAN INSURANCE COMPANY

STATE OF OHIO, COUNTY OF HAMILTON - ss:

     On this 27th day of April, 2000 before me personally appeared DOUGLAS R. BOWEN, to me known, being duly sworn, deposes and says that he resided in Cincinnati, Ohio, that he is the Vice President of the Bond Division of Great American Insurance Company, the Company described in and which executed the above instrument; that he knows th Seal; that it was so affixed authority of his office under the By-Laws of said Company, and that he signed his name thereto by like authority.

     This Power of Attorney is granted by authority of the following resolutions adopted by the Board of Directors of Great American Insurance Company by unanimous written consent dated March 1, 1993.

     RESOLVED: That the Division President, the Several Division Vice Presidents and Assistant Vice Presidents, or any one of them, be and hereby is authorized, from time to time, to appoint . one or more Attorneys-In -Fact to execute on bahalf of the Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof, to prescribe their respective duties and the respective limits of their authority, and to revoke any such appointment at any time.

     RESOLVED FURTHER: That the Company seal and the signature of any of THE AFORESAID OFFICERS AND any Secretary or Assistant Secretary of the Company may be affixed by facsimile to any power of attorney or certificate of either given for the execution of any bond, undertaking, contract or suretyship or other written obligation in the nature thereof, such signature and seal when so used being hereby adopted by the Company as the original signature of such officer and the original seal of the Company, to be valid and binding upon the Company &4 ith the same force and effect as though manually affixed.

                                  CERTIFICATION

     1, RONALD C. HAYES, Assistant Secretary of Great American Insurance Company, do hereby certify that the foregoing Power of Attorney and the Resolutions of the Board of Directors of March 1, 1993 have not been revoked and are now in full force and effect.

Signed and sealed this 4th day of June 2001.

                        GREAT AMERICAN INSURANCE COMPANY

                          STATEMENT OF DECEMBER 31,1999

Admitted A                                      Liabilities Capital AND SURPLUS

Bonds.................... $   1,614,881,059     unpaid loan  ......................2,126,099.587
stock ................... $      76,694.671     received for underwriting expenses ..............   61,606,257
Mortgage loan on real estate$    65,039,007     reserve for uncertained premiums ................  512,935,997
Real estate not of Comcumbrances 57,217,080     Federal and foreign income taxes . . . .. .. . .
Cash on hand and on deposit     (10,095,334)    Other liabalities  . . . . . . . .  . . . . . . .. 174,778,425
Short term investments           92,890,300     total liabilities................................2,585,864.007
Agents and premium balance      151,558,562     Capital Stock . . . . . . . .. . . .$ 15,440,600
Other admitted asset ...........306,272,003     Paid in                               823,716,395
                                                Special surplus funds                  98,598,600
                                                Unassigned funds . . . . . . . .  . . 230,837,747


                                                 Policyholders Surplus ......... . . . . . . . . 1,168,593,342

 Total .....................$  3,754,457,344     Total . .....................................$  3,714,417-348

Securities have been valued on the basis prescribed by the National Association of Insurance Commissionaire

STATE OF OHIO
                            SS:
COUNTY OF HAMILTON

Robert F. Amory Senior Vi" president and Treasurer, and Kearn Holley Herall Senior Vice President and Secretary duly sworn and for himaself DEPENDS and ")s &u they are the above described OFFICERS of THE GREAT AMERICAN Insurance Company of Cincinnati Ohio ' that said COMPANY ix a Corporation duly organized existing and engaged in business w a Surety by virtue of the laws of the State of Ohio and has duly complied with all the resuirements of the laws of Laid state APPLICABLE to &aid Company and ix duly qualified to &a " Surety under such laws that said C-mpuy has also complied with and is duly qualified in Act " Surety UNDER Public "w 97-258 acted September 13. 1982 (96 SEAL 1047 w amended S I U.S.C 9304-9308); that to the best of their knowledge and belief the above document is a full true and correct statement of the asset and Liabilities of the Company as of December 31, 1999.

Subscribed and Sworn  to before
                                               --------------------------------
this 23th 4.y in March 2000                           Treasurer


                                               --------------------------------
                                                    Secretary

-------------------------------------
       JUDITH A. MORGAN                 SEAL
   NOTARY PUBLIC, STATE OF OHIO
MY COMMISSION EXPIRES MAR. 10. 2004

GREAT

AMERICAN.

INSURANCE COMPANIES

                                  CHANGE RIDER

To be attached to and form a part of Bond No. 5618559 dated June 4, 2001, in the amount of one million Five Hundred Thousand and 00/100 ($1,500,000.00)Dollars executed by Stitch Networks Corporation as Principal, and GREAT AMERICAN INSURANCE COMPANY, as Surety, and in favor of U.S. Bancorp Leasing & Financial as Obligee.

It is agreed that the following, changes be made in the attached bond:

"The termination date of the Surety Bond will be the earlier of full payment of the loan or January 31, 2005, whichever occurs first."

Effective: June 4, 2001

Provided., however, that the attached bond as changed by this Rider shall be subject to all its agreements, conditions and limitations, and that the liability of the Surety under the attached bond and under the attached bond as changed by this Rider shall not be cumulative.

ACCEPTED                                       Stitch Networks Corporation
                                               --------------------------------
                                                                  (Principal)

U.S Bancorp Leasing & Financial                GREAT AMERICAN INSURANCE COMPANY
                                               --------------------------------
                                                                   (obligee)
By:                                           By:
 ----------------------------------           ---------------------------------
                         title                William H. Hutto Attorney-in-Fact

                        GREAT AMERICAN INSURANCE COMPANY

  580 WALNUT STREET * CINCINNATI, OHIO 45202 * 513-369-5000 * FAX 513-723-2740

     number of persons authorized by
this power of attorney is not more than                       No. 0     16964

            TWP                   POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the GREAT AMERICAN INSURANCE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Ohio, does hereby nominate, constitute and appoint the person or persons named below its true and lawful attorney-in-fact, for it and in its name, place and stead to execute in behalf of the said Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; provided that the liability of the said Company on any such bond, undertaking or contract of suretyship executed under this authority shall not exceed the limit stated below.

     Name                     Address                    Limit of Power
WILLIAM H. HUTTO              BOTH OF                         BOTH

SPENCER H. ZETTLER       NEW YORK, NEW YORK                $10,000,000

     This Power of Attorney revokes all previous powers issued in behalf of the attOTney(s)-in-fact named above.

          IN WITNESS WHEREOF the GREAT AMERICAN INSURANCE COMPANY has caused these presents to be signed and attested by ITS APPROPRIATE OFFICERS and its corporate seal hereunto affixed this 27th day of April 2000

Attest                                    GREAT AMERICAN INSURANCE COMPANY

STATE OF OHIO, COUNTY OF HAMILTON - SS:

On this 27th day of April, 2000 before me personally appeared DOUGLAS R. BOWEN, to me known, being duly sworn, deposes and says that he resided in Cincinnati, Ohio, that he is the Vice President of the Bond Division of Great American Insurance Company, the Company described in and which executed the above instrument; that he knows the seal; that it was so affixed authority of his off-ice under the By-Laws of said Company, and that he signed his name thereto by like authority.

This Power of Attorney is granted by authority of the following resolutions adopted by the Board of Directors of Great American Insurance Company by unanimous written consent dated March 1, 1993.

     RESOLVED: That the Division President, the several Division Vice Presidents and Assistant Vice Presidents, or any one of them, be and hereby is authorized, from time to time, to appoint one or more Attorneys-In-Fact to execute on behalf of the Company' as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof. to prescribe their respective duties and the respective limits of their authority; and to revoke any such appointment at any time.

RESOLVED FURTHER: That the Company seal and THE signature of an of the aforesaid officers and any Secretary or Assistant Secretary of the Company by may be affixed by facsimile to any power of attorney, or certificate of either given for the execution of any bond. undertaking, contract or Surey ship or other written obligation in the nature thereof, such signature and seal when so used being hereby by adopted by the Company as the original signature of such officer and the original seal of the Company to he valid and binding upon the Company with the same force and effect as though manually affixed.

                                  CERTIFICATION

     1, RONALD C. HAYES, Assistant Secretary of Great American Insurance Company, do hereby certify that the foregoing Power of Attorney and the Resolutions of the Board of Directors of March 1, 1993 have not been revoked and are now in full force and effect.

Signed and sealed this 4th day of June 2001.

                                 Great American

                           GENERAL INDEMNITY AGREEMENT

     THIS AGREEMENT is made by Stitch Networks Corporation of 500 N. Walnut Street, Suite 100, Kennett Square, PA 19348 (hereinafter jointly and severally called Undersigned) and GREAT AMERICAN INSURANCE COMPANY, its Affiliates (including but not limited to American National Fire Insurance Company, American Alliance Insurance Company and Agricultural Insurance Company) 580 Walnut St., Cincinnati, Ohio 45202 (hereinafter called Surety).

     WHEREAS, the Undersigned may desire or be required to give or procure surety bonds, undertakings or instruments of guarantee, and to renew, continue or substitute the same, hereinafter called Bonds, for itself or any present or future wholly or partially owned subsidiary or any subsidiary of a subsidiary of the Undersigned; or joint ventures or partnerships in combination with each other, now in existence or which may hereafter be created or acquired; or for any other entity upon written request of the Undersigned, whether in its own name or as co-adventurer with others; and/or the Undersigned has a substantial, material and beneficial interest in the obtaining of the Bond(s) or in the Surety's refraining from canceling said Bond(s); and

     WHEREAS, at the request of the Undersigned and upon the express understanding that this Agreement should be given, the Surety has or will execute or procured to be executed, and may from time to time hereafter execute or procure to be executed said Bonds on behalf of the Undersigned and/or any other related business entity.

     NOW, THEREFORE, in consideration of the premises the Undersigned, for itself, its successors and assigns, jointly and severally, hereby covenant and agree with the Surety, its successors and assigns, as follows:

1 That all the terms, provisions, conditions and agreements herein contained shall be JOINTLY AND SEVERALLY BINDING and obligatory upon the Undersigned with respect to any such Bond or Bonds heretofore or hereafter executed by the Surety for the Undersigned or its nominee, which Bond or Bonds shall be deemed to have been executed by the Surety at the request, in each instance, of the Undersigned.

2. To pay or cause to be paid to the Surety upon the execution of each such Bond a premium and to pay or cause to be paid in advance all subsequent premiums until all liability under each such Bond shall have terminated and until the Surety shall have received satisfactory evidence of such termination.

3. That the Undersigned will perform all the obligations of any such Bond or Bonds and will at all times exonerate, indemnify and keep indemnified the Surety from and against any and all liability, loss, costs, damages, expenses, counsel and attorney's fees, claims, demands, suits, judgments, orders and adjudications that the Surety shall or may for any cause at any time sustain, incur or become subject to by reason of executing any such Bond or Bonds, or by reason of obtaining or seeking to obtain a release therefrom or in enforcing any of the agreements herein contained.

4. That the Surety is hereby authorized, but not required, to make or consent to any change of-any kind whatsoever in any such Bond or Bonds whether given in connection with a contract or other-wise, without notice to or consent by the %Undersigned.

5. That in the event of claim or suit against the Surety on any such Bond or Bonds the. Undersigned shall immediately place the Surety in current funds sufficient to indemnify the Surety up to the full amount claimed or for which suit is brought.

6. That in any action brought against the Undersigned alone, the outcome of which might affect the liability of the Surety or in any action in which both the Undersigned and Surety are parties, notwithstanding the fact that the Undersigned may have engaged counsel to represent him/her them or it (as the case may be) and the Surety, or either of them, the Surety shall have the right to retain its own counsel if in its sole opinion the protection of its interests require it to do so, and the costs, expenses, counsel and attorneys' fees incurred or sustained thereby shall be a liability of the Undersigned hereunder.

7. That the Surety shall have the right to pay, adjust, settle or compromise any liability, loss, costs, expenses, counsel and attorneys' fees, claims, demands, suits, judgments, orders and adjudications upon or under any such Bond or Bonds and in such event an itemized statement thereof, sworn to by an officer or officers of the Surety, or the voucher or vouchers or other evidence of such payment, adjustment, settlement, or compromise, shall be conclusive evidence of the fact and extent of the liability of the Undersigned hereunder, provided such payment, adjustment, settlement, or compromise shall have been made by the Surety in good faith, believing itself liable therefor, whether liable or not

S. That this Agreement shall, in all its terms and agreements be for the benefit of and protect any surety or sureties joining with the Surety in executing any such Bond or Bonds, or executing at the request of the Surety and such Bond or Bonds, as well as any surety or sureties assuming reinsurance thereupon.

9. The Undersigned will, on request of Surety, procure the discharge of Surety from any Bond(s) and all liability by reason thereof. If such discharge is unattainable, the Undersigned will, if requested by Surety, either deposit collateral with Surety, acceptable to Surety, sufficient to cover all exposure under such Bond(s), OR MAKE PROVISION ACCEPTABLE TO SURETY FOR THE FUNDING OF THE bonded obligation(s)

10. That separate suits may be brought hereunder as causes of action accrue, and the bringing of suit or recovery of judgment upon any cause of action shall not bar the bringing of other suits upon other causes of action whether theretofore or thereafter arising

11. That the failure of the Surety to insist upon strict compliance with any of the terms hereof shall not be considered to be a waiver of any such terms, nor shall it harm the rights (if tile Surety to insist upon strict compliance herewith at any nine thereafter whether in connection with the same or any other Bond or Bonds executed in reliance hereon

12. That lite taking by tile Surety from the Undersigned of 3 specific indemnity agreement or agreements in connection with a Bond or Bonds executed for any Undersigned shall in no way affect the operation of this General Indemnity Agreement as to Bonds theretofore or thereafter executed.

13. That if any provision of this Agreement shall be contrary to the laws of any State in which the same shall be sought to be enforced, the illegality or unenforceability of any such provision shall not affect the other terms, covenants and conditions hereof, and the same shall be binding upon the Undersigned with the same force and effect as though the illegal or unenforceable provision were not contained herein.

14.  Surety shall have the right to decline to execute any Bond(s).

15. In making application for surety, it's understood that an investigative consumer report may be prepared whereby pertinent information concerning your character, reputation, personal characteristics and mode of living may be obtained, Information as to the nature and scope of this report may be obtained upon written request.

By executing this agreement you are bound to Surety with respect to all Bonds executed, provided or procured or to be executed, provided or procured by Surety in behalf of any of the Undersigned.

Signed, sealed and dated this 30)4 day of May 2001

Attest or Witness

                                                 Stitch Networks Corporation
------------------------------------            -------------------------------

                                                By:
------------------------------------            -------------------------------
                                                DAVID H. Goodman President
------------------------------------            -------------------------------

------------------------------------            -------------------------------

------------------------------------            -------------------------------

------------------------------------            -------------------------------

------------------------------------            -------------------------------

                                                                        2 of 4

                           (CORPORATE ACKNOWLEDGMENT)

STATE OF Pennsylvania

COUNTY Of  Chester

     On this 30 day of May in the year 2001 before me personally comes David H. Goodman to me known, who, being duly sworn, depose(s) and say(s) that he/she resides in the City of Mohawk DE that he/she is President of Stitch Networks Corporation the corporation described herein and which executed the foregoing instrument ; that he/she knows the seal of the said corporation; that the seal affixed to the said instrument is such co rate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he/she signed his/her name(s) thereto by corporate

My commission expire July 5, 2004             --------------------------------
                                                   Notary Public

            Notarial Seal
  Julia D. Melendez, Notary Public
   New Garden TWP., CHESTER County
 Mv Commission Expires July 5. 2004
                      SS:

                          (INDIVIDUAL ACKNOWLEDGMENT)

STATE OF Pennsylvania

COUNTY Of  Chester

On___________,before me _________________________________________________
    (Date) (Name, Title of Officer - E.G. "Jane Doe, Notary) personally appeared _______________________ personally known to me or proved to
                    (Name  of Signer)
me before me, on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.___________________________.
                                  (Signature of Notary)

STATE OF Pennsylvania

COUNTY Of  Chester

On this 30 day of MAy in the year 2001 before me personally comes Daniel J Kearney , to me who, being duly sworn depose(s) and say(s) that he/she resides in the City of Glen MILLS, , that he/she is Secretary of the corporation described herein and which executed the foregoing instrument ; that he/she knows the seal of the said corporation; that the sea] affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he/she signed his/her name(s) thereto by like order.

                                                   ----------------------------
                                                        Notary Public

-----------------------------------
My commission expires July 5, 2004

            Notarial Seal
  Julia D. Melendez, Notary Public
   New Garden TWP., CHESTER County
 Mv Commission Expires July 5. 2004
 SS:

                                     3 of 4

                          (INDIVIDUAL ACKNOWLEDGMENT)

STATE OF
COUNTY OF                                               SS:
On___________,before me _________________________________________________
    (Date) (Name, Title of Officer - E.G. "Jane Doe, Notary) personally appeared _______________________ personally known to me or proved to
                    (Name  of Signer)
me before me, on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.___________________________.
                                  (Signature of Notary)


                           (CORPORATE ACKNOWLEDGMENT)

STATE OF

COUNTY OF

     On this_______ day of____________ in the year 20_______ before me personally comes_______________________ to me known, who, being duty sworn, depose(s) and say(s) that he/she resides in the City of______________________ , that he/she is____________________________________ of the corporation described herein and which executed the foregoing instrument ; that he/she knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation, and that he/she signed his/her name(s) thereto by like order.

                                                 ------------------------------
                                                            Notary Public
-------------------------------------
My commission expires

                          (INDIVIDUAL ACKNOWLEDGMENT)

STATE OF
COUNTY OF                                               SS:
On___________,before me _________________________________________________
    (Date) (Name, Title of Officer - E.G. "Jane Doe, Notary) personally appeared _______________________ personally known to me or proved to
                    (Name  of Signer)
me before me, on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.___________________________.
                                  (Signature of Notary)


                                                                       4 of 4

USBANCORP                                             SCHEDULE TO MASTER LOAN
LEASING & FINANCIAL                                                 AGREEMENT

                           Stitch Networks Corporation
                              500 NORTH WALNUT ROAD
                            Kennett Square, PA 19348

$200,000.00     Effective Date _______________ Schedule Number-001-00157,69-001

1. THIS SCHEDULE is made between Stitch Networks Corporation as Debtor, and U.S Bancorp Leasing & Financial, (which, together with its successors and assigns, shall be called the "Secured Party") Pursuant to the Master Loan Agreement dated as of May 22. 2001 between Debtor and Secured Party (the "Loan Agreement"), the terms of WHICH Including the definitions) are incorporated herein The. terms of the Loan Agreement and THIS Schedule together "I constitute a seperate instrument Capitalized terms used but not defined herein are used with the respective meaning specified in the Loan Agreement. If any terms hereof are inconsistent with the terms of the Loan Agreement, the terms here of shall prevail.

2. For value received, Debtor hereby promises to pay to the order of Secured Party the PRINCIPAL amount of Two Hundred Thousand and no/ 00 Dollars ($200,000.00) with interest on any outstanding principal balance at the rate9s) specified herein from the Effective Date hereof UNTIL this Schedule shall have been paid in full in accordance with the following payment schedule: Thirty Six
(36) installments in the- amount of $6,359.73 each including the entire amount of interest accrued on this khedulc at the dine of payment of each installment. The first payment shall be due July 30, 2001 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and Interest have been paid- At the time of the f-=l installment hereon, 211 unpaid principal and interest shall be due and owing. As a result, such final installement maybe substantially more or substantially less than the installments specified-ficrcin.

3. Debtor promises to pay interest on the principal balance OUTSTANDING AT a rate of 8-99 percent per annum.

4. Each of Debtor. if more than one, and all other parties who at any time may be liable hereon in any capacity, hereby jointly and severally waive diligence, demand presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extentions in the time of payment of and reductions in the rate of interest on any moneys owing on this Schedule

5, The following property is hereby made Collateral for all purposes under the Loan Agreement

Film Product Dispensing Vending Machines
See attached Exhibit A attached hereto and made a part hereof

TOGETHER WITH ALL REPLACEMENTS, PARTS REPAIRS, ADDITIONS, ACCESSIONS AND Accessories INCORPORATED Therein OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

6. The Collateral hereunder shall be based at the following location(s)

See attached Exhibit A attached hereto and made a part hereof

IN WITNESS WHEREOF, Debtor has executed this Schedule this day of 2001.

U.S. Bancorp Leasing & Financial               Stitch Network Corporation

By:                                            BY:

An Authorized Officer                          Daniel Kearney
                                               Vice President General Counsel


                            ADDRESS FOR ALL. NOTICES;
                       FO Box 2177.7659 S.W. Mohawk Street
                                Tualatin OR 97067

USBANCORP                                          CERTIFICATE OF AUTHORITY
                                                                (LEASE/LOAN)
Leasing & Financial


I/We HEREBY CERTIFY to U.S Bancorp Leasing & Financial (the "Creditor") that: a) I/We am/are the person(s) authorized to certify on behalf of Stitch Networks Corporation, a' business entity (the "Company") organized and maintaining good standing under the laws of the State of Delaware; b) the following is a true and correct copy of certain Resolutions duly adopted of voted by the Board of Directors, Members or Managers, as appropriate, of the Company; c) I/we have placed a copy of such Resolutions in the official records of the Company, d) such Resolutions have not been rescinded, amended, or otherwise altered or repealed-, and e) such Resolutions are now in full force and effect arid are *in full compliance with the formation documents of the Company, as such may have been amended. The Company has resolved the following:

1) That die Company from time to time leases personal property and/or borrows money or otherwise obtains credit from Creditor and that the entire amount of leasing, borrowing or credit under this resolution at any one time, whether direct or indirect absolute or contingents shall be unlimited,

2) That any one of the officers, agents, members, or managers designated below is hereby authorized to borrow money and to obtain credit and other financial accomodations (including the leasing of personal property) for the Company,- and to execute and deliver on behalf of the Company any and all documentation required in connection therewith in such form and containing such terms and conditions as the person(s) executing such documents shall approve as being advisable and proper and in the best interests of the Company; and that the execution thereof by such person(s) shall be conclusive evidence of such approval; arid. as security for the Company's obligations to Creditor to pledge, assign, transfer, mortgage, grant a security interest in, hypothec ate, or otherwise encumber any and all property of the Company, ,Whether tangible or intangible-, and to execute and deliver all instruments of assignment and transfer;

3) That any officer, member, manager, agent o+ employee of the Company is hereby further authorized to take any and all such other actions as may be necessary to carry out the intent and purposes of these Res lutions, and that any and all actions taken by such person(s) to carry out such intent and purposes prior to the adoption of theses Resolutions are hereby ratified and confirmed by, and adopted as the action of, the managers of the Company; and

4) That these, Resolutions shall constitute a continuing authority to die designated person or per-sons to act on behalf of the Company, and the powers and authority granted herein shall continue until revoked by the Company and formal written notice of such revocation shall have been given to Creditor. These Resolutions do not supersede similar prior resolutions given to Creditor.

I/WE HEREBY FURTHER CERTIFY that pursuant to the formation documents and any other appropriate docu ments of the Company as may be necessary, the following named person(s) have been properly designated and appointed to the position(s)/office(s) *indicated below, that such person(s) continue to hold such position(s)/office(s) at the time of execution of the documentation for the transaction(s) with Creditor, and that the signature(s) of such person(s) shown below are genuine.

OFFICE                           NAME              SIGNATURE

Vice President & General Counsel Daniel J. Kearney /s/ Daniel J. Kearney

I/WE HEREBY FURTHER CERTIFY THAT, PURSUANT TO THE FORMATION DOCUMENTS OF THE Company, and any other appropriate documents of the Company as may be necessary, I/we have the power authority to execute this Certificate on behalf of Company, and that I/we have so executed this Certificate on the 27th day of June 2001. A copy of this Certificate, which is duly signed and wh ich s received by facs ile transmission ("fax"), shall be deemed to be of the same force and effect as the original


                                       By:

                                           Philip Calamia
                                           Chief Financial Officer

                                          (Must be certified by another officer
                                           or director other than the above
                                           authorized signer)

                            ADDRESS FOR ALL NOTICES:
                      PO Box 2177, 7659 S.W. Mohawk street
                                Tualatin, OR97062

USBANCORP                                             SCHEDULE TO MASTER LOAN
Leasing & Financial                                                 AGREEMENT

                           Stitch Networks Corporation
                              500 North Walnut Road
                            Kennett Square, PA 19348

$200,000.00      Effective Date______________  Schedule Number -001-0015769-001

1. THIS SCHEDULE is made between Stitch Networks Corporation as Debtor, and U.S. Bancorp Leasing & Financial, (which, together with its successors and assigns, shall be called the "Secured Party") pursuant to the Master Loan Agreement dated as 1 of May 22, 2001 between Debtor and Secured Party (the "Loan Agreement"), the terms of which (including the definitions) are incorporated herein- the terms of the loan agreement and fl-& SCHEDULE TOGETHER shall constitute a separate instrument. Capitalized terms used but not defined herein are used with the respective meanings specified in the Loan Agreement. If any terms hereof are inconsistent with the terms of the Loan Agreement, the ten-ns hereof shall prevail.

2. For value received, Debtor hereby promises to pay to the order of Secured Party the principal amount of Two Hundred Thousand and no/1 00 Dollars (S200,000.00) with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof until this Schedule shall have been paid 'in full in accordance with the following payment schedule: Thirty Six
(36) installments in the amount of $6,359.73 each -including the entire amount of interest accrued on this Schedule at the time c of payment of each installment. The first payment shall be due July 30, 2001 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. As a result, such final installment may be substantially more or substantially less than the installments specified-herein.

3. Debtor promises to pay interest on the principal balance outstanding at a rate of 8.99 percent per annum.

4. Each of Debtor, if more than one, and all other parties who at any me may be liable hereon in any capacity, hereby Jointly and severally waive diligence, demand, presentment presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any moneys owing on this Schedule.

5. The following property is hereby made Collateral for all purposes under the Loan Agreement:

Film Product Dispensing Vending Machines
See attached Exhibit A attached hereto and made a part hereof

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

6. The Collateral hereunder shall be based at the following location(s):

See attached Exhibit A attached hereto and made a part hereof

IN WITNESS WHEREOF, Debtor has executed this Schedule this day of 2001.

U.S. Bancorp Leasing & Financial               Stitch Network Corporation

By:                                            BY:

An Authorized Officer                          Daniel Kearney
                                               Vice President General Counsel


                            ADDRESS FOR ALL. NOTICES;
                       FO Box 2177.7659 S.W. Mohawk Street
                                Tualatin OR 97067

USBANCORP                                          EQUIPMENT ACCEPTANCE AND
                                              AUTHORIZATION TO PAY PROCEEDS
LEASING & FINANCIAL                                      AND LOAN AMENDMENT

                                         Schedule Number -00 1-00 15769-001

To:       U.S. Bancorp Leasing & Financial

Re:       Schedule to Master Loan Agreement dated as of

          Leasing,   &  Financial,   as  Secured  Party,   and  Stitch  Networks
          Corporation, as Debtor.




(the "Agreement") between U.S. Bancorp

YOU ARE HEREBY AUTHORIZED TO DISBURSE THE PROCEEDS of the loan evidenced by the Agreement as follows for the purchase of the personal property specified (the "Collateral"):

$200,000-00                                         Stitch Networks Corporation

Film PRODUCT DISPENSING VENDING MACHINES
SEE ATTACHED EXHIBIT A ATTACHED HERETO and made a part hereof

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

TOTAL AMOUNT TO BE DISBURSED $200,000.00

YOU ARE HEREBY FURTHER AUTHORIZED to insert in the Agreement the date of disbursement of funds under this Authorization as the Effective Date of the Agreement

WE HEREBY CERTIFY AND ACKNOWLEDGE FOR THE BENEFIT OF SECURED PARTY THAT: a) the Collateral has been delivered to us-, b) any necessary installation of the Collateral has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Collateral for all purposes as of the date hereof,
d) upon the disbursement of the proceeds of the loan as set forth above, the Secured Party WILL have FULLY and satisfactorily satisfied all its obligat ions under the Agreement; e) any and all conditions to the effectiveness of the Agreement or to our obligations under the Agreement have been satisfied- f) we have no defenses, set-offs or counterclaims to any such obligations; and, g-) the Agreement is in full force and effect

WE HEREBY REPRESENT AND WARRANT FOR THE BENEFIT OF SECURED PARTY THAT: a) any right we may have now or 'in the future to reject the Collateral or to revoke our acceptance thereof has tern-u-natcd as of the date hereof-, b) we hereby waive any such right; c) the date of this Authorization is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that the Secured Party is relying on this Authorization as a condition to disbursing the proceeds of the loan as set forth above.

IN WITNESS WHEREOF, we have executed this Certificate as of 27th day June

Upon satisfactory  installation and           Stitch Networks Corporation
Delivery please
sign, date and return to:

U.S. Bancorp Leasing & Financial              BY:/S/ Daniel kearney
PO Box 2177                                   Daniel Kearney
7659 S.W. Mohawk Street                       Vice President & GeneraL Counsel
Tualatin, OR 97062
4/00

                                   EXHIBIT A

KODAK 600E FIELD MACHINES

Count                  Location                              City                  State Serial Number
------------------------------------------------------------------------------------------------------------
      I       Wonderland Pier - Ticket Booth Outside         Ocean City              NJ   1374-6459AW
------------------------------------------------------------------------------------------------------------
      2       Jeepers - Rockville                            Rockville               MD   1376-6459AW
------------------------------------------------------------------------------------------------------------
      3       FL Splendid C i a Garden                       Kissimmee               FL   1377-6459AW
------------------------------------------------------------------------------------------------------------
      4       Malibu Castle. Redwood                         Redwood City            CA   1378-6459AW
------------------------------------------------------------------------------------------------------------
      5       Fun Spot Action Park - Outdoors                Orlando                 FL   1380-6459AW
------------------------------------------------------------------------------------------------------------
      6       Palace Park - Arcade Redemption Counter        Irvine                  CA   1381-6459AW
------------------------------------------------------------------------------------------------------------
      7       Morey's Piers - Hunts                          Wildwood                NJ   1382-6459AW
------------------------------------------------------------------------------------------------------------
      8       Eastman Kodak 7 3RD FLOOR LOBBY                Atlanta                 GA   1385-6459AW
------------------------------------------------------------------------------------------------------------
      9       Fiyers Skate Zone - Snack Zone                 Voorhees                NJ   1386-6459AW
------------------------------------------------------------------------------------------------------------
     10       Boomers - Outside Back Door                    Boca Raton              FL   1387-6439AW
------------------------------------------------------------------------------------------------------------
     11       Codorus State Park - Pool Area                 Hanover                 PA   1388-6459AW
------------------------------------------------------------------------------------------------------------
     12       Oglebay's Good Zoo - White Tiger Exhibit       Wheeling                WV   1390-6459AW
------------------------------------------------------------------------------------------------------------
     13       Dallas S one - Indoors                         Dallas                  TX   1395-6459AW
------------------------------------------------------------------------------------------------------------
     14       Memphis Queen Line Company - Dock              MEMPHIS                 TN   1396-6459AW
------------------------------------------------------------------------------------------------------------
     15       The Falls Restaurant .                         Mt. Laurel              NJ   1397-6459AW
------------------------------------------------------------------------------------------------------------
     16       Palm Court Room - OED                          Memphis                 TN   1404-6459AW
------------------------------------------------------------------------------------------------------------
     17       Hershey Park - Entertainment Stage             Hershey                 PA   1405-6459AW
------------------------------------------------------------------------------------------------------------
     18       Jeepersl - Greenbelt                           Greenbelt               MD   1406-6459AW
------------------------------------------------------------------------------------------------------------
     19       Big Kahuna's - Ticket Counter Go Karts         Destin                  FL   1407-6459AW
------------------------------------------------------------------------------------------------------------
     20       Big Kahuna's Top of Water Slide                Destin                  FL   1408-6459AW
------------------------------------------------------------------------------------------------------------
     21       Penn's Landing - Walnut Plaza                  Philadelphia-           PA   1409-6459AW
------------------------------------------------------------------------------------------------------------
     22       Oglebays Good Zoo - Schenk Lake                Wheeling                WV   1410-6459AW
------------------------------------------------------------------------------------------------------------
     23       Harbor Cruises - Ticket Booth                  Boston                  MA   1411-6459AW
------------------------------------------------------------------------------------------------------------
     24       Family Fun CTR - Inside Arcade                 San Diego               CA   1412-6459AW
------------------------------------------------------------------------------------------------------------
     25       Six Flags St- Louis - SS Dry Goods             St Louis                MO   1416-6459AW
------------------------------------------------------------------------------------------------------------
     26       Deno's Wonder Wheels - Sea Serpent             Coney ISl nd            NY   1422-6459AW
------------------------------------------------------------------------------------------------------------
     27       Yankee Stadium                                 Bronx                   NY   1739-6424CV
------------------------------------------------------------------------------------------------------------
     28       Flyers Skate Zone - Snack Zone                 Atlantic City           NJ   4059-6469BW
------------------------------------------------------------------------------------------------------------
     29       Penn's Landing - Visitors Center               Philadelphia            PA   4060-6469BW
------------------------------------------------------------------------------------------------------------
     30       Six Flags St. Louis - Hurricane Harbor         St. Louis               MO   4061-6469BW
------------------------------------------------------------------------------------------------------------
     31       Morey's Pier - Mariner's                       Wildwood                NJ   4062-6469BW
------------------------------------------------------------------------------------------------------------
     32       NJ State Aquariu m - Gift Shop                 Camden                  NJ   4063-64696W
------------------------------------------------------------------------------------------------------------
     33       Hershey Park - Chaos                           Hershey                 PA   4065-&469BW
------------------------------------------------------------------------------------------------------------
     34       Speedzone LA- Outdoors                         City of Industry        CA   4066-6469BW
------------------------------------------------------------------------------------------------------------
     35       Museum of Science & industry                   Tampa                   FL   4068-6469BW
------------------------------------------------------------------------------------------------------------
     36       Deno's Wonder Wheels - Ticket Booth            Coney island            NY   4070-6469BW
------------------------------------------------------------------------------------------------------------
     37       Sun Valley Beach - Swimming Pool               Powder Springs          GA   4071-6469BW
------------------------------------------------------------------------------------------------------------
     38       Dallas Speedzone, - Outdoors                   Dallas                  TX   4072-W9BW
------------------------------------------------------------------------------------------------------------
     39       Zoo Atlanta                                    Atlanta                 GA   4073-6469BW
------------------------------------------------------------------------------------------------------------
     40       Jeepersl                                       Glen Burnie             MD   4074-6469BW
------------------------------------------------------------------------------------------------------------
     41       Marple's Sports Arena                          Broomall                PA   4075-64698W
------------------------------------------------------------------------------------------------------------
     42       Clementon Amusement Park - Entrance            Clementon               NJ   4079-6469BW
------------------------------------------------------------------------------------------------------------
     43       Flyers Skate Zone - Outside Gameroom           Pennsauken              NJ   4086:64-69BW
------------------------------------------------------------------------------------------------------------
     44       Morey's Piers -Wild Wheels                     Wildwood                NJ   4081--6469BW
------------------------------------------------------------------------------------------------------------
     45       Boomers - Outside to Amusement Rides           Dania Beach             FL   4082-6469BW
------------------------------------------------------------------------------------------------------------
     46       Family Fun Factory - Game Floor                St Augustine            FL   4083-6469ffiff
------------------------------------------------------------------------------------------------------------
     47       Malibu Grand Prix                              Redwood City            CA   4084-&469BW
------------------------------------------------------------------------------------------------------------
     48       NJ State Aquarium - Outside Entrance           Camden                  NJ   40&5--6469BW
------------------------------------------------------------------------------------------------------------
     49       Wonderland Pier - Inside Carousel              Ocean City              NJ   4089-66,469BW
------------------------------------------------------------------------------------------------------------
     50       Splash Zone Interactive Water Park             Wildwood                NJ   4090-6469BW
------------------------------------------------------------------------------------------------------------
     51       Jeepers! - Westview Mall                       Baltimore             MD-    4091-6469BW
------------------------------------------------------------------------------------------------------------
     52       Sports N Games Funplex                         East Hanover          NJ     4092-6469BW
------------------------------------------------------------------------------------------------------------
     53       Celebration Station - Party Room               Houston               TX     4093-6469BW
------------------------------------------------------------------------------------------------------------
     5-4      Buffalo ffal, Zoo - Gorilla Habitat            Buffalo               NY     4094-6469BW
------------------------------------------------------------------------------------------------------------

                                   Exhibit A
                                   ---------

KODAK 600E FIELD MACHINES

Count                         Location                             CITY                 State Serial Number
-----------------------------------------------------------------------------------------------------------
55           Boomers - P Room                               Dania Beach             FL    4097-6469BW
-----------------------------------------------------------------------------------------------------------
56           Boomers - Front Lobby                          Boca Raton              FL    4099--6469BW
-----------------------------------------------------------------------------------------------------------
57           Speedzone LA- Indoor's                         City of Industry        CA    4100-6469BW
-----------------------------------------------------------------------------------------------------------
58           Jeepersl - McLean Blvd.                        Baltimore               MD    4102-6469BW
-----------------------------------------------------------------------------------------------------------
59           Malibu Grand Prix - Gwinnett                   Norcross                GA    4104-45469BW
-----------------------------------------------------------------------------------------------------------
60           Santa Cruz Beach Boardwalk                     Santa Cruz              CA    4105-64698W
-----------------------------------------------------------------------------------------------------------
61           Harbor Cruises - Gate 4                        B-oston                 AAA   4106-6469BW
-----------------------------------------------------------------------------------------------------------
62           FL Splendid China - Temple of light            Kissimmee               FL    4108-6469BW
-----------------------------------------------------------------------------------------------------------
63           Philadelphia Airport - Escalator               Philadelphia            PA    6459-1375BW
-----------------------------------------------------------------------------------------------------------
64           Philadelphia Airport -.13aggage Claim C        Philadelphia            PA    6459-1392BW
-----------------------------------------------------------------------------------------------------------
65           Killington - Snow Shed                         Killington              VT    6459-1398BW
-----------------------------------------------------------------------------------------------------------
66           Steamboat                                      Steamboat Springs       CO    6459-1413BW
-----------------------------------------------------------------------------------------------------------
67           Mt. Snow                                       West Dover              VT    6459-1419BW
-----------------------------------------------------------------------------------------------------------
68           PH L Zoo - Carnivore Testing BAG PHONE         Philadelphia            PA    6469-4083BW
-----------------------------------------------------------------------------------------------------------
69           enter                                          Tukwila                 WA    6469-4096BW
-----------------------------------------------------------------------------------------------------------
70           Penn's Landing                                 Philadelphia            PA    64--6-9-4098BW
-----------------------------------------------------------------------------------------------------------
71           Lackland AFB                                   San Antonio             TX    6469-4101BW-
-----------------------------------------------------------------------------------------------------------
72           PHL Zoo - Carnel/Elephant                      Philadelphia            PA    6469-4108BW
-----------------------------------------------------------------------------------------------------------
73           PHL Zoo - Children's Zoo,                      Philadelphia            PA    8307-3142AW
-----------------------------------------------------------------------------------------------------------
74           PHL Zoo - North Gate                           Philadelphia            PA
-----------------------------------------------------------------------------------------------------------
75           PHL Zoo - South Gate                           Philadelphia-           PA
-----------------------------------------------------------------------------------------------------------

                                          Stitch Networks Corporation

                                        By:  /S/ Daniel J Kearney
                                          --------------------------------
                                        Daniel J Kearney
                                        Vice President & General Counsel

  LOAN AMENDMENT, IF APPLICABLE (May Be DISCARDED If No Amendment Is Necessary)

Ms Amendment pertains to Schedule Number -00 1-0015769-001 for the Schedule to Master Loan Agreement, dated as of June 25 2001, between Bancorp Leasing & Financial as Secured Party and Stitch Networks Corporation as Debtor (the "Agreement"):

TO  THE  EXTENT  THAT  THE  INFORMATION  SET  FORTH  IN THE  AGREEMENT  REQUIRES
MODIFICATION, SUBJECT TO THE APPROVAL OF SECURED PARTY, THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS

The monthly installment is $_______________________

The total amount financed is $______________________

The model/serial number of the Collateral is_________________________

The first monthly 'installment is due on_____________________________

Other._______________________________________________________________________

_____________________________________________________________________________

All provisions of the Agreement other than those which are inconsistent with the provisions of this Amendment are hereby ratified and confirmed. If no information has been Inserted above- the (terms of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, we have executed this Amendment as of the_______ day of___________ 20_____.

                   [EXECUTION OF THIS PACE IS ONLY REQUIRED IF
                 AMENDMENT INFORMATION HAS BEEN INSERTED ABOVE)

If execution is required, please sign, date and return           Stitch Networks Corporation
this page along with Page One of this Certificate to:
U.S. Bancorp Leasing & Financial
PO Box 2177                                                      By:
7659 S-W. Mohawk Street                                          Daniel Kearney
Tualatin, OR 97062                                               Vice President & General Counsel

AMENDMENTS TO THE AGREEMENT AS SET FORTH ABOVE
ARE  ACKNOWLEDGED AND APPROVED BY SECURED PARTY.

U.S. Bancorp Leasing & Financial

By:
  ----------------------------------
An Authorized Officer Thereof
4/00


USBANCORP                                               INSURANCE AUTHORIZATION
Leasing & Financial                                            AND VERIFICATION

Date: " June 25, 2001                         Schedule Number:-001-00t5769-001

To:                   Stitch Networks Corporation (the "Customer")
From                  U.S. Bancorp Leasing& Financial ("Creditor")
                      PO Box 2177, 7659 S.W. Mohawk Street
                      Tualatin, OR 97062

TO THE CUSTOMER: Please execute below and return this to Creditor with your document package e- Creditor will fax this document to your insurance agent for verification.

In connection with one or more financing arrangements, Creditor requires that its insurable interest in the financed property (the -Property") be described as "Creditor 2nd its successors and assigns shall be covered as Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Creditor." The required coverage must include, but is not limited to. fire. extended coverage, vandalism, theft and genera) liability. If such coverage is not provided within 15 days, we have the right to purchase such insurance at your expense. Should you have any questions, Please contact our Insurance Department at (503) 797-027T

CUSTOMER AUTHORIZES THE AGENT NAMED below: 1) to complete and return this letter as indicated; and 2) to endorse the policy and subsequent renewals to reflect the required coverage

Agent:          Insurance & Financial Services, Ltd.       Stitch Networks Corporation
Address:        664 Yorklyn Road, P.O. Box 070
                Hockessin,DE 19707-0970                    By:
Phone:          (302)-239-2355                             Daniel Kearney
Fax:            (302)-239-5722                             Vice President & General Counsel
E-Mail

TO THE AGENT: In lieu of providing a Certificate, Please execute this letter in the space below and promptly fax it i& Creditor at (503) 797-0287.

Agent hereby verifies that the above requirements have been met in regard to the Property listed below.

Print Name
Of Agency:
         -----------------------------------
By:
  ------------------------------------------

Print Name:                                      Date:
          ---------------------------------      -----------------------------

Property Description:

Film Product  Dispensing Vending Machines
See attached Exhibit A attached hereto and made part hereof

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL OF THE FOREGOING, INCLUDING, 'WITHOUT LIMITATION INSURANCE RECOVERIES

Insurable Value: $200,000.00
5/01

USBANCORP                                             FIRST PAYMENT INVOICE

Leasing & Financial



                  PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

SCHEDULE NUMBER -001-0015769-001              DUE DATE July 30, 2001

CREATE DATE June 25, 2001                     AMOUNT DUE $6,359.73

Stitch Networks Corporation                   U.S. Bancorp Leasing & Financial
500 North Walnut Road                         7659 S.W. Mohawk street
Kennett Square, PA 19348                      Tualatin, OR 97062
Attention: Daniel Kearney
Customer Phone Number: (888) 427-8743

         >>>>>>>> PLEASE ]RETAIN THIS PORTION' FOR YOUR RECORDS <<<<<<<<


U.S. Bancorp Leasing & Financial          ACCOUNT:   -001-0015769-001
7659 S.w. Mohawk Street                   AMOUNT DUE: $6,359.73
Tualatin, OR 97062                        DUE DATE:   July 30, 2001

                                          CREATE DATE:June 25, 2001

                                 INVOICE SUMMARY


QUESTIONS?  PLEASE CALL 800-253-3469

------------------------------------------ --------------------------------
CURRENT CHARGES [(PAYMENT ONE(])]          $6,359.73
------------------------------------------ --------------------------------

------------------------------------------ --------------------------------

------------------------------------------ --------------------------------

------------------------------------------ --------------------------------
TOTAL CURRENT CHARGES                      S6,359.73
------------------------------------------ --------------------------------

                       TOTAL AMOUNT DUE THIS INVOICE MUST
      MUST BE PAID WITHIN TEN (10) DAYS OF DUE DATE TO AVOID LATE CHARGES

                                  EXHIBIT "A"

                           INTERIM -AUTHOMATTON TO PAY

Re. Interim Funding and Rental Addendum dated May 22,2001  ("Addendum!)  between
U-S  Bancorp  Leasing,  &  Financial   ("Secured  Party")  and  Stitch  Networks
Corporation ('Debtor")

Stitch Networks Corporation, hereby authorizes U.S. Bancorp Leasing & Financial to pay a TOTAL of S54,900.00 to Seller(s) under the Invoices(s) to pay for property described in the Invoice No.(s) listed below and attached hercto, which shall thereafter be "Collateral" as defined in the Addendum.

Interim Payments (as defined in the Addendum) will accrue until the final installation and acceptance of the Collateral and the execution of a Schedule to Master Loan Agreem ent between the undersigned and US- Bancorp Leasing &- Financial covering such Collateral.

Vendor(s)/Seller(s)   Invoice No.(S)  Invoice Date(s)   Invoice(s) Amount
Dixie-Narco            572621           06.06.01         54,900.00

Dated as of:
            --------------------------------

DEBTOR                                      SECURED PARTY
Stitch Networks Corporation                 U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

                                  Exhibit "A"

                          INTERIM AUTHORIZATION TO PAY

Re: Interim  Funding and Rental Addendum dared May 22,2001  (Addendum")  between
U.S.  Bancorp  Leasing  &  Financial   ("Secured  Party")  and  Stitch  Networks
Corporation ("Debtor').

Stitch Networks Corporation, hereby authorizes U.S. Bancorp LEASING & FINANCIAL to pay a total of $97,600.00 to Seller(s) under the Invoices(s) to pay for property described in the Invoice No.(s) listed below and attached hereto which shall thereafter be "Collateral" as defined in the Addendum

Interim Payments (as defined in the Addendum) will accrue until the final installation and acceptance of the Collateral and the execution of a Schedule to Master Loan Agreement between the undersigned and U.S- Bancorp Leasing & Financial covering such Collateral.

Vendor(s)/Scller(s) Invoice No.(s) Invoice Date(s) Invoice(s) Amount
Dixie-Narco            571523        05.31.01       97,600.00

Dated as of:
            -----------------------------------

DEBTOR                                      SECURED PARTY
Stitch Networks Corporation                 U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

                                  EXHIBIT "A"

                          INTERIM AUTHORIZATION TO PAY

Re: Interium Funding and Rental addendum dated May 22, 2001 ('Addendum") between
U-S-  Bancorp  Leasing  &  Financial   (Securcd   Party")  and  Stitch  Networks
Corporation ("Debtor")

Stitch Network Corporation hereby authorizes U.S. BANCORP LEASING & FINANCIAL TO PAY a TOW of S57,969.53 to Seller(s) under die Invoice(s) to pay far property described in the Invoice No.(s) listed below and attached hereto which shall thereafter be "collateral" as defined in the Addendum

Interim payments (is defined in the addendum will accrue until the final installation and acceptance of the collateral and the execution of a schedule to Master Loan agreement between the undersigned and US bancorp leasing & Financial covering such Collateral

Vendor(s)/Seller(s)    Invoice No.(s)      Invoice date (s)   Invoice(s) Amount

       Dixie Narco        581056              07.25.01           $13,300.00
       Dixie Narco        576222              O6.25.01           $7,361.01
       Dixie NArco        576226              06.25.01           $3,638,00
       Dixie Narco        576357              06.25.01           $3,570.00
       Dixie Narco        576432              06.26.01           $7,361.01
       Dixie Narco        576434              05.26.01           $3,400.00
       Dixie Narco        577571              07.02.01           $3.604.00
       Dixie Norco        577815              07.05.01           $3,595.51
       Dixie Narco        578614              07.10.01           $7,140.00

Dated as of:
           ------------------------------------



DEBTOR                                      SECURED PARTY
Stitch Networks Corporation                 U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

                                  EXHIBIT "A"

                          INTERIM AUTHORIZATION TO PAY

Re: Interim Funding and Rental Addendum dated May 22, 2001 ( "Addendum ") between U.S- Bancorp Leasing & Financial ("Secured Party") and Stitch Networks Corporation ("Debtor").

Stitch Networks Corporation, hereby authorizes U.S. Bancorp Leasing & Financial to pay a total of S35,438.74 to Seller(s) under The Invoices(s) to pay for property described -in the Invoice No.(s) listed below and attached hereto, which shall there-after be "Collateral" as defined in the Addendurn

Interim Payments (as defined hi the Addendum) will accrue until the final installation and acceptance of the Collateral and the execution of a Schedule to Master Loan Agreement between the undersigned and U.S. Bancorp Leasing &- Financial covering such Collateral.

Vendor(s)/Seller(s)  Invoice No.(s)   Invoice Date(s)     Invoice(s) Arnount

   Dixie Narco         576333         06.25.01                10,200.00
   Dixie Narco         577307         06.29.01                 7,361.01
   Dixie Narco         577562         07.02.01                 3,400.00
   Dixie Narco         578216         07-09.01                 3,573.39
   Dixie Narco         578612         07.10.01                 3,672.00
   Dixie Narco         578613         07.10.01                 3,658.95
   Dixie Narco         578615         07.10.01                 3,573.39

Dated as of:
           -------------------------------


DEBTOR                                      SECURED PARTY
Stitch Networks Corporation                 U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

                          INTERIM AUTHORIZATION TO PAY

Re- Interim Funding and Rental Addendum dated May 22,2001 ("Addendum") between U.S BAncorp Leasing & Financial ("Secured Party and Stitch Networks Corporation ('Debtor").

Stitch Networks Corporation hereby authorizes 'U.S. Bancorp Leasing & Financial to pay a total of $61,795.01 to Seller(s) Under the invoices(s) to pay for Property described in the Invoice No.(s) listed below and attached hereto which shall thereafter be 'Collateral" defined in the Addendum.

Interim Payments (as defined in THE Addendum) will accrue until the final installation and acceptance of the Collateral and execution of a Schedule to Master Loan Agreement between the undersigned and U.S, Bancorp Leasing & financial covering such Collateral

Vendor(s)/Seller(s)    Invoice No.(s)    Invoice Datc(s)    Invoice(s) Amount

Dixie Narco            577564              07.02.01            $7,140.00
Dixie Narco            577822              07.05.01            $3.604.00
Dixie Narw             577823              07.05.01            $11,016.00
Dixie Narco            579040              07.12.01            $7,242.00
Dixie Narco            579221              07.13.01            $7,361.01
Dixie Narco            579452              07.16.01            $11.016.00
Dixie NArco            679453              07.16.01            $14,416.00

Dated as of:
            ----------------------------------


DEBTOR                                      SECURED PARTY
Stitch Networks Corporation                 U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

                          INTERIM AUTHORIZATION TO PAY

Re- Interim Funding and Rental Addendum dated May 22,2001 ("Addendum") between U.S BAncorp Leasing & Financial ("Secured Party and Stitch Networks Corporation ('Debtor").

Stitch Networks Corporation hereby authorizes 'U.S. Bancorp Leasing & Financial to pay a total of $61,795.01 to Seller(s) Under the invoices(s) to pay for Property described in the Invoice No.(s) listed below and attached hereto which shall thereafter be 'Collateral" defined in the Addendum.

Interim Payments (as defined in THE Addendum) will accrue until the final installation and acceptance of the Collateral and execution of a Schedule to Master Loan Agreement between the undersigned and U.S, Bancorp Leasing & financial covering such Collateral

Vendor(s)/Seller(s)    Invoice No.(s)    Invoice Datc(s)    Invoice(s) Amount

Dixie Narco            577564              07.02.01            $7,140.00
Dixie Narco            577822              07.05.01            $3.604.00
Dixie Narw             577823              07.05.01            $11,016.00
Dixie Narco            579040              07.12.01            $7,242.00
Dixie Narco            579221              07.13.01            $7,361.01
Dixie Narco            579452              07.16.01            $11.016.00
Dixie NArco            679453              07.16.01            $14,416.00

Dated as of:
            ----------------------------------


DEBTOR                                      SECURED PARTY
Stitch Networks Corporation                 U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

                          INTERIM AUTHORIZATION TO PAY

Re- Interim Funding and Rental Addendum dated May 22,2001 ("Addendum") between U.S BAncorp Leasing & Financial ("Secured Party and Stitch Networks Corporation ('Debtor").

Stitch Networks Corporation, hereby authorizes U.S- BANCORP LEASING & FIANANCIAL to pay a total of S32,134-53 to Seller(s) under the lnvoices(s) Do pay for property described in the Invoice No.(s) listed below =d attached hereto which shall thereafter be "Collateral" as defined in The addendum

Inter payments (as defined in the Addendum) WM accrue intil the f=l installation and acceptance of the Collateral and the r-cution of a Schedule 1,0 Mater T-0an Agreement between the undersigned and US. Bancorp Leasing & financial Covering such Collateral

Vendor(s)/Seller(s)   Invoice No.(s)       Invoice Date(s)   Invoice(s0 Amount

 Dixie Narco          579668                 07,18.01             7,190.99
 Dixie Narco          581053                 07.24.01             3,829.9B
 Dixie Narco          582499                 08.01.01             3,604.00
 Dixie Narco          582500                 08.01.01             3,676.57
 Dixie Narco          562522                 08.01.01             3,604.00
 Dixie Narco          562760                 08.02.01             7,208.00
 Dixie Narco          584661                 08.15.01             3,620.00

Dated as of:
            ----------------------------------


DEBTOR                                      SECURED PARTY
Stitch Networks Corporation                 U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

USBANCORP                                     SCHEDULE TO MASTER LOAN AGREEMENT

LEASING FINANCIAL

                           Stitch Networks Corporation
                              500 North Walnut Road
                            Kennett Square, PA 19348

$240,908.27          Effective Date  08-29-01   Schedule Number 001-0015769-002

1. THIS SCHEDULE is made between Stitch Networks Corporation as Debtor, and US Bancorp Leasing & Financial, (which, together with its successors and assigns, shall be called the "Secured Party") pursuant to the Master Loan Agreement dated as of May 22, 2001 between Debtor and Secured Party (the "Loan Agreement the terms of which (including the definitions are incorporated herein. The terms of the Loan Agreement and this Schedule together shall constitute a separate instrument. Capitalized terms used but not defined herein are. used with the recpective meanings specified in the Loan Agreement. If any terms hereof inconsistent with the terms of the Loan Agreement, the terms hereof shall prevail.

2. For value received, Debtor hereby promises to pay to Elie order of Secured Party the principal amount of Two Hundred Forty Thousand Nine Hundred Eight dollars and 27/100 Dollars (S240,908,27) WITH INTEREST on any outstanding principal balance at the rate(s0 specified here-in from the Effective Date hereof until this Schedule shall have been paid in full in accordance with the following payment schedule. Thirty Six (36) installments in the amount of $7,631.65 such including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment Shall be due
September 29, 2001 and a Like payment shall be due on the same day of each succeeding mouth thereafter until the entire principal and interest have benn paid, At the time of the final installment hereon all unpaid principal and interest shall be due and owing. As a. result such final installment may be substantially more or substantially less than the installments specified herein.

3. Debtor promises to pay interest on the principal balance outstanding at a rate of 8.74 percent per annum

4. Payment In the event that a Forward Rate Lock Agreement, (an 'Agreement),) is not executed an the day of delivery and acceptance date (the "Adjustment Date"), the interest rate set forth herein and the installments due hereunder recalculated based upon increases in the Thirty Six (36) month U. S. Bancorp Funds Transfer Pricing Rate/Cost of Funds. Shall be (rate) from the date hereof until the. Adjustment Date. If, on the Adjustment Date, the rate is greater than 4.25% then such interest rate and installments shall be increased accordingly to reflect die actual rate. Thereafter, the interst rate and installments shall reamin fixed during the Term hereof. In no event shall die interest rate or the installments be decreased.

5. Each of Debtor, if more than one, and all other parties who at any Lime may be liable hereon in any capacity, here by jointly and severally . waive diligence, demand presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest oil any moneys owing on this Schedule.

6. The following property is hereby made Collateral for all purposes under the Loan Agreement:

Film Product  Dispensing  Vending Machines
See attached Exhibit A attached hereto and made a part hereof

TOGETHER  WITH  ALL  REPLACMENTS  PARTS,  REPAIRS,  ADDITIONS,   ACCESSIONS  AND
ACCESSORIES LNCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

7. The Collateral hereunder shall be based at the following location(s).

See attached Exhibit A attached hereto and made a part hereof

IN WITHNESS WHEREOF, Debtor has executed this Schedule this 28th day of August, 2001.

Stitch Networks Corporation                 U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

US BANCOROP                                  SCHEDULE TO MASTER LOAN AGREEMENT

LEASING & FINANCIAL

                           STITCH NETWORKS CORPORATION
                              500 NORTH WALNUT ROAD
                            KENNETT Square, PA 19348

$240,908.27     Effective Date______________   Schedule Number 001-00 15769-002

1. THIS SCHEDULE is made between Stitch Networks Corporation as Debtor, and U.S. Bancorp Leasing & Financial, (which, together with its successors and assigns, shall be called the "Secured Party") pursuant to the Master Loan Agreement dated as of May 22, 2001 between Debtor and Secured Party (the "Loan Agreement"), the terms of which (including the definitions) are incorporated herein. The terms of the Loan Agreement and this Schedule together shall constitute a separate instrument. Capitalized used but not defined herein are used with the respective meanings specified in the Loan Agreement. If any terms hereof are inconsistent with the terms of the Loan Agreement, the terms hereof shall prevail.

2. For value received, Debtor hereby promises to pay to. the order of Secured Party the principal amount of Two Hundred Forty Thousand Nine Hundred Eight dollars and 27/100 Dollars ($240,908.27) with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof` until this Schedule shall have been paid in full in accordance with the following payment schedule: Thirty Six (36) installments in the amount of $7,631.65 each including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment shall be due
September 29, 2001 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. As a result, such final installment may be substantially more or substantially less than the installments specified herein.

3. Debtor promises to pay interest on the principal balance outstanding at a rate-of 8.74 percent per annum.

4. PAYMENT ADJUSTMENT. In the event that a Forward Rate Lock Agreement, (an "Agreement",) is not executed on the day of delivery and acceptance date (the "Adjustment Date"), the interest rate set forth herein and the installments due hereunder shall be recalculated based upon increases in the Thirty Six
(36)-month U. S. Bancorp Funds Transfer Pricing Rate/Cost of Funds (rate) from the date hereof until the Adjustment Date. If, on the Adjustment Date, the rate is greater than 4.25%, then such interest rate and installments shall be increased accordingly to reflect the actual rate. Thereafter, the interest rate and installments shall remain fixed during the Term hereof. In no event shall the interest rate or the installments be decreased

5. Each of Debtor, if more than one, and all other parties who at any time may be liable hereon in any capacity, hereby jointly and severally waive diligence, demand, presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any moneys owing on this Schedule.

6. The following property is hereby made collateral for all purposes under the Loan Agreement:

Film Product  Dispensing Vending Machines
See attached Exhibit A attached hereto and made a part hereof

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED HERET0 AND ANYAND ALL PROCEEDS OF THE FOREGOING, INCLUDING WITHOUT LIMITATION INSURANCE RECOVERIES.

7. The Collateral hereunder shall be based at the following location(s):

See attached Exhibit A attached hereto and made a part hereof,

IN WITHNESS WHEREOF, Debtor has executed this Schedule this 28th day of August, 2001.

                                            Stitch Networks Corporation
U.S. Bancorp Leasing & Financial

By:
                                            BY:
Daniel Kearney                              An. Authorized officer
Vice President & General Counsel
5/00
                            ADDRESS FOR ALL NOTICES:
                      PO B0X 2177, 7659 S.W_Mohawk Street.
                                Tualatin OR 97002

USBANCORP                                             EQUIPMENT ACCEPTANCE AND
                                                 AUTHORIZATION TO PAY PROCEEDS
LEASING & FINANCIAL                                         AND LOAN AMENDMENT

                                           Schedule Number 00 1 -00 15769-002

To: U.S. Bancorp Leasing & Financial

Re: Schedule to Master Loan Agreement dated as of (the "Agreement") between U.S. Bancorp Leasing & Financial, as Secured Party, and Stitch Networks Corporation , as Debtor.


YOU ARE HEREBY AUTHORIZED to disburse the proceeds of the loan evidenced by the Agreement as follows for the purchase of the personal property specified (the "Collateral"):

$240,908.27                                  Stitch Networks Corporation

FILM PRODUCT DISPENSING VENDING MACHINES
SEE ATTACHED EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

TOTAL AMOUNT TO BE DISBURSED $240,908.27

YOU  ARE  HEREBY  FURTHER   AUTHORIZED  to  insert  in  the  Agreement  date  of
disbursement of funds under this Authorization as the Effective Date of the Agreement.

WE HEREBY CERTIFY AND ACKNOWLEDGE FOR THE BENEFIT OF SECURED PARTY THAT: a) the Collateral has been delivered to us; b) any necessary installation of the Collateral has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Collateral for all purposes as of the date hereof,
d) upon the disbursement of the proceeds of the loan as set forth above, the Secured Party will have fully and satisfactorily satisfied all its obligations under the Agreement; e) any and all conditions to the effectiveness of the Agreement or to our obligations under the Agreement have been satisfied; 0 we have no defenses, set-offs or counterclaims to any such obligations; and, g) the Agreement is in full force and effect.

WE HEREBY REPRESENT AND WARRANT FOR THE BENEFIT OF SECURED PARTY THAT: a) any right we may have now or in the future to reject the Collateral or to revoke our acceptance thereof has terminated as of the date hereof-, b) we hereby waive any such right; c) the date of this Authorization is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that the Secured Party is relying on this Authorization as a condition to disbursing the proceeds of the loan as set forth above.


IN WITNESS WHEREOF, we have executed this Certificate as of the day of

Upon satisfactory installation and Delivery   Stitch Networks Corporation
please sign, date and return to:



U.S. Bancorp Leasing & Financial

PO B0X 2177,                                  By:/s/ Daniel Kearney
7659 S.W Mohawk Street.                         ------------------------------
Tualatin OR 97002                             Daniel Kearney
                                              Vice President & General Counsel

                   EXHIBIT A    Schedule Number 001-0015769-002
                   ---------    -------------------------------

Stitch Networks Corporation
Vending Machine Serial Numbers
US Bancorp Financing
          29-Aug-01


 Invoice        Serial                          Location                                            City             State
  Batch         Number
              ---------------------------------------------------------------------------------------------------------------
    1                         0951-6701 BZ      Jersey Gardens Mail - Door E                        Elizabeth         NJ
              ---------------------------------------------------------------------------------------------------------------
    1                         0952-6701 BZ      Station Square - Info Center                        Pittsburgh        PA
              ---------------------------------------------------------------------------------------------------------------
    1                         0953-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0955-6701 BZ      Lackawanna County Stadium - Main Concourse          Scranton          PA
              ---------------------------------------------------------------------------------------------------------------
    1                         0957-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0958-6701 BZ      Full Blast - Entrance                               Battle Creek      MI
              ---------------------------------------------------------------------------------------------------------------
    1                         0959-670113Z      Tennessee Aquarium - Ticket Center                  Chattanooga       TN
              ---------------------------------------------------------------------------------------------------------------
    1                         0960-6701 BZ      Jersey Gardens Mail - VKids Play Area               Elizabeth         NJ
              ---------------------------------------------------------------------------------------------------------------
    1                         0961-6701 BZ      Hickory Dickory Dock - Indoors                      Hickory           NC
              ---------------------------------------------------------------------------------------------------------------
    1                         0962-6701         STITCH FACTORY                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0963-6701 BZ      Coney Island - Grove                                Cincinnati        OH
              ---------------------------------------------------------------------------------------------------------------
    1                         0966-6701         Stitch Factory ,,-                                  Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0968-6701 BZ      Station Square - Boat Ramp                          Pittsburgh        PA
              ---------------------------------------------------------------------------------------------------------------
    1                         0969-6701 BZ      MCCS - Exchange                                     Jacksonville      NC
              ---------------------------------------------------------------------------------------------------------------
    1                         0972-6701 8Z      Notre Dame Vending                                  Notre Dame        IN
              ---------------------------------------------------------------------------------------------------------------
    1                         0975-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0976-6701 BZ      Family Kingdom Amusement - Arcade                   Myrtle Beach      SC
              ---------------------------------------------------------------------------------------------------------------
    1                         0978-6701 BZ      Six Flags America - Gotham City                     Mitchellville     MD
              ---------------------------------------------------------------------------------------------------------------
    1                         0979-6701 BZ      Camp Lejeune, Gottchalk Marina                      Camp Leiuene      NC
              ---------------------------------------------------------------------------------------------------------------
    1                         0980-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0981-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0984-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0986-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0987-6701 BZ      See Rock City - Corner Stone                        Lookout Mountain  GA
              ---------------------------------------------------------------------------------------------------------------
    1                         0989-6701 BZ      Presque Isle State Park - Perry Monument            Erie              PA
              ---------------------------------------------------------------------------------------------------------------
    1                         0991-6701 BZ      Enchanted Castle - Party Area                       Lombard           IL
              ---------------------------------------------------------------------------------------------------------------
    1                         0993-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0994-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0995-6701BZ       CJ Barrymore's - Near Phone Booth                   Clinton Township  Ml
              ---------------------------------------------------------------------------------------------------------------
    1                         0996-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    1                         0997-6701BZ       See Rock City - Battle for Chattanooga              Lookout Mountain  GA
              ---------------------------------------------------------------------------------------------------------------
    1                         0999-6701 BZ      Kiddieland Amusement Park                           Melrose Park      IL
              ---------------------------------------------------------------------------------------------------------------
    2                         0954-6701 BZ      Blackbeards - Front Entrance                        Fresno            CA
              ---------------------------------------------------------------------------------------------------------------
    2                         0956-6701 BZ      Jersey Gardens Mail - Center Court                  Elizabeth         NJ
              ---------------------------------------------------------------------------------------------------------------
    2                         0964-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0965-6701 BZ      WES - Andrews AFB                                   Andrews AFB       MD
              ---------------------------------------------------------------------------------------------------------------
    2                         0967-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0970-6701 BZ      Six Flags Marine Workd - New Ride Area V2           Vallejo           CA
              ---------------------------------------------------------------------------------------------------------------
    2                         0971-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0973-6701 BZ      Six Flags Marine World - Looney Tunes Sea Park      Vallejo           CA
              ---------------------------------------------------------------------------------------------------------------
    2                         0974-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0977-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0982-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0983-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0985-6701 8Z      Pier 43 1/2 - Inside Ferry                          San Francisco     CA
              ---------------------------------------------------------------------------------------------------------------
    2                         0988-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0990-6701         Stitch Factory                                      Newark            DE
              ---------------------------------------------------------------------------------------------------------------
    2                         0992-6701 BZ      Penn's Landing - Festival Pier                      Philadelphia      PA
              ---------------------------------------------------------------------------------------------------------------
    2                         0998-6701 BZ      Six Flags America - Looney Tunes                    Mitchellville     MD
              ---------------------------------------------------------------------------------------------------------------
    2                         1000-6701 BZ      Waterworld USA - Birthday Party Area                Concord           CA
              ---------------------------------------------------------------------------------------------------------------

                    EXHIBIT A   Schedule Number 001-0015769-002
                    ---------   -------------------------------

 Invoice        Serial                          Location                                            City             State
  Batch         Number
              ---------------------------------------------------------------------------------------------------------------
    3         0002-6720BZ          'Cape Cod Arcade                                   Hyannis                        MA
             --------------------------------------------------------------------------------------------------------------
    3         0007-6720BZ          Seneca Park Zoo Society, Main Bldg.                Rochester                      NY
              --------------------------------------------------------------------------------------------------------------
    3         0008-6720BZ          Pharoah's Lost Kingdom - Beach Hut                 Redlands                       CA
              --------------------------------------------------------------------------------------------------------------
    3         001 1-6720BZ         MCCS - Camp Pendleton Delmar Beach                 Camp Pendleton                 CA
              --------------------------------------------------------------------------------------------------------------
    3         0027-6720BZ          Pharoah's Lost Kingdom - Cafe                      Redlands                       CA
              --------------------------------------------------------------------------------------------------------------
    3         0033-672DBZ          Ex Bowl - Lobby                                    Indianapolis                   IN
              --------------------------------------------------------------------------------------------------------------
    3         0035-6720BZ          Woodland Bowl - Lobby                              Indianapolis                   IN
              --------------------------------------------------------------------------------------------------------------
    3         0046-6720BZ          Pro Football Hall of Fame                          Canton                         OH
              --------------------------------------------------------------------------------------------------------------
    3         0050-6720BZ          MCCS - Camp Pendleton Parade Deck                  Camp Pendleton                 CA
              --------------------------------------------------------------------------------------------------------------
    3         0052-6720BZ          Knoxville Zoological Gardens                       Knoxville                      TN
              --------------------------------------------------------------------------------------------------------------
    3         0063-6720BZ          Rainbow Play Systems                               Tigard                         OR
              --------------------------------------------------------------------------------------------------------------
    4         0013-6720BZ          Worlds of Fun - Locker Rooms                       Kansas City                    MO
              --------------------------------------------------------------------------------------------------------------
    4         001 5-6720BZ         Worlds of Fun - Porch                              Kansas City                    MO
              --------------------------------------------------------------------------------------------------------------
    4         0024-6720BZ          Museum of Science & Industry - jellyball           Chicago                        IL
              --------------------------------------------------------------------------------------------------------------
    4         0030-672ORZ          Worlds of Fun - Village                            Kansas ON                      MO
              --------------------------------------------------------------------------------------------------------------
    4         0034-6720BZ          Racine Zoo - Main Building                         Racine                         W1
              --------------------------------------------------------------------------------------------------------------
    4         0037-6720BZ          DePaul Health Center - Labor & Delivery Unit       Bridgeton                      MO
              --------------------------------------------------------------------------------------------------------------
    4         0041-6720BZ          Underwater Adventure - Mall Level                  Bloomington                    MN
              --------------------------------------------------------------------------------------------------------------
    4         0053-6720BZ          Museum of Science & Industry - Knuckle             Chicago                        IL
              --------------------------------------------------------------------------------------------------------------
    4         0060-6720BZ          Rainbow Play Systems - Kirkland                    Kirkland                       WA
              --------------------------------------------------------------------------------------------------------------
    4         0075-6720BZ          Granada Bowl, Main Concourse                       Livermore                      CA
              --------------------------------------------------------------------------------------------------------------

Stitch Networks Corporation


/S/ Daniel Kearney
-------------------------------------
Daniel Kearney
Vice President & Genaral counsel

USBANCORP                                              INSURANCE AUTHORIZATION
LEASING & FINANCIAL                                           AND VERIFICATION

Date:                 August 24, 2001
                      Schedule Number-001-0015769-002

To:                   Stitch Networks Corporation (the "Customer")

From: U.S. Bancorp Leasing & Financial ("Creditor") PO Box 2177, 7659 S.W. Mohawk Street
                      Tualatin, OR 97062

TO THE CUSTOMER: Please executive below and return this to Creditor with your document package. Creditor will fax this document to your insurance agent for verification.

In connection with 'one or more financing arrangements, Creditor requires that its insurable interest in the financed property (the "Property-) be described as "Creditor and its successors and assigns shall be covered as Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Creditor." The required coverage must include, but is not limited to, fire, extended coverage, vandalism, theft and general liability. If such coverage is not provided within 15 days, we have the right to purchase such insurance at your expense. Should you have any questions, please contact our Insurance Department at (503) 797-0277.

CUSTOMER AUTHORIZES THE AGENT NAMED BELOW: 1) to complete and return this letter as indicated; and 2) to endorse the policy and subsequent renewals to reflect the required coverage.

Agent:  Insurance & Financial Services, Ltd.   Stitch Networks Corporation
Address:   664 Yorklyn Road, P,O. Box 970
           Hockessin,DE 19707-0970             By: /S/ Daniel Kearney
Phone: (302)-239-2355                          Daiel Kearney
Fax:   (302)-239-5722                          Vice President & General Counsel
E-Mail________________________________


TO THE AGENT: In lien of providing a certificate, please e-recitte this letter in the space below and promptly fax it to Creditor at (503) 79 7-0287.

Agent hereby verities that the above requirements have been met in regard to the Property listed below.

Print Name
Of Agency
        ----------------------------------
By:
  ----------------------------------------

Print Name:                                     Date:
          --------------------------------          ---------------------------

Property Description:

Film Product DISPENSING VENDING MACHINES
See attached Exhibit A attached hereto and made a part hereof

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL. PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

Insurable Value: $240,908.27
5/01

  LOAN AMENDMENT, IF APPLICABLE (MAY BE DISCARDED IF NO AMENDMENT IS Necessary)

This Amendment pertains to Schedule Number 00 1-00 15769-002 for the Schedule to Master Loan Agreement dated as of August 24, 2001, between U.S. Bancorp Leasing & Financial as Secured Party and Stitch Networks Corporation as Debtor (the "Agreement"):

TO THE EXTENT THAT THE INFORMATION SET FORTH IN THE AGREEMENT REQUIRES MODIFICATION, SUBJECT TO THE APPROVAL OF SECURED PARTY, THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

The monthly installment is $________________________________

The total amount financed is $______________________________

The model/serial number of the Collateral is_______________________

The first monthly installment is due on____________________________

Other:______________________________________________________________________

____________________________________________________________________________

All provisions of the Agreement other than those, which are inconsistent with the provisions of this Amendment are hereby ratified and confirmed. If no information has been inserted above, the terms of the Agreement shall remain unchanged.

IN  WITNESS   WHEREOF,   we  have  executed  this  Amendment  as  of  the__  day
of____________2001.

                   (EXECUTION OF THIS PAGE IS ONLY REQUIRED IF
                 AMENDMENT INFORMATION HAS BEEN INSERTED ABOVE)

If execution is required, please sign, date and return        Stitch Networks Corporation
this page along with Page One of this Certificate to:

U.S. Bancorp Leasing & Financial
PO Box 2177                                                   By:/S/ Daniel Kearney
                                                                -------------------------------
7659 S.W. Mohawk Street                                         Daniel Kearney
Tualatin, OR 97062                                              Vice President & General Counsel

AMENDMENTS TO THE AGREEMENT AS SET FORTH ABOVE
ARE  ACKNOWLEDGED AND APPROVED BY SECURED PARTY.

U.S. Bancorp Leasing & Financial

By:
-------------------------------------------------

An Authorized Officer Thereof

4/00

USBANCORP                                             FIRST PAYMENT INVOICE

Leasing & Financial



                  PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

SCHEDULE NUMBER -001-0015769-002              DUE DATE September 30, 2001

CREATE DATE August 24, 2001                   AMOUNT DUE $7,631.65

Stitch Networks Corporation                   U.S. Bancorp Leasing & Financial
500 North Walnut Road                         7659 S.W. Mohawk street
Kennett Square, PA 19348                      Tualatin, OR 97062
Attention: Daniel Kearney
Customer Phone Number: (888) 427-8743

         >>>>>>>> PLEASE ]RETAIN THIS PORTION' FOR YOUR RECORDS <<<<<<<<


U.S. Bancorp Leasing & Financial          ACCOUNT:   -001-0015769-002
7659 S.w. Mohawk Street                   AMOUNT DUE: $7,631.65
Tualatin, OR 97062                        DUE DATE:   September 30, 2001

                                          CREATE DATE:August 24, 2001

                                 INVOICE SUMMARY


QUESTIONS?  PLEASE CALL 800-253-3469

------------------------------------------ --------------------------------
CURRENT CHARGES [(PAYMENT ONE(])]          $7,631.00
------------------------------------------ --------------------------------

------------------------------------------ --------------------------------

------------------------------------------ --------------------------------

------------------------------------------ --------------------------------
TOTAL CURRENT CHARGES                      $7,631.00
------------------------------------------ --------------------------------

                       TOTAL AMOUNT DUE THIS INVOICE MUST
      MUST BE PAID WITHIN TEN (10) DAYS OF DUE DATE TO AVOID LATE CHARGES


6/00

Stitch Networks
Virtual connections for the real world


                                               500 North Walnut Road
                                               Kennett Square, PA 19348
                                               t 888-427-8743
                                               f 610.925-5484
                                               www.stitchnetworks.com

8/28/01

Ms. Laura Van Martin
Lease Associate
US Bancorp Leasing & Financial
918 17" Street
3" Floor
Denver, CO 80202

Re: Schedule #1 Documents

Dear Laura:

     Attached please find the original documents you sent executed by Stitch Networks. We would like to receive back a copy of the documents once executed by US Bancorp.

     Separately, we await documents for execution and coordination instructions for the 9/5 funding we have requested. Thanks for your assistance.

Sincerely,


/S/ Christopher M, Keane
--------------------------
Christopher M. Keane
Controller

            Stitch Networks Services: www.e-Vend.net www.E-suds.net

US BANCORP
LEASING & FINANCIAL

918 17th Street, 3rd Floor
CNBBG320
Denver, CO 80202
303 585-4300
303 585-4233 Fax

August 24, 2001

Mr. CHRIS KEANE
Stitch Networks Corp.
500 N Walnut Road
Kennett Square PA 19348

Dear Mr. Keane:

     Enclosed for execution is the Schedule to Loan Agreement with related documents. Please have them signed and dated as indicated.

An insurance form is also included. This form requires an authorized signature.


Please return all signed documents to us as soon as possible the enclosed return envelope.


If you have any  questions,  please  call me at (303)  585-4323  or Doug Otto at
(402) 399-2723.

On behalf of U.S. Bancorp Leasing & Financial, we appreciate the opportunity to be of service.

Sincerely,

/S/ Laura Van Marter
-----------------------
Laura Van Marter
Lease Associate

Enclosures

US BANCORP                                     SCHEDULE TO MASTER LOAN
                                                             AGREEMENT

EQUIPMENT FINANCE

                           STITCH NETWORKS CORPORATION

                              500 NORTH WALNUT ROAD
                            KENNETT Square, PA 19348

$94,529.54          Effective Date_____________ Schedule Number-001-0015769-003

1.1. THIS SCHEDULE is made between STITCH NETWORKS CORPORATION as Debtor, and BANCORP EQUIPMENT FINANCE, INC., FORMERLY KNOWN AS U.S. BANCORP LEASING & FINANCIAL, (which, together with its successors and assigns, shall be called the "Secured Party") pursuant to the Master Loan Agreement dated as of May 22, 2001 between Debtor and Secured Party (the "Loan Agreement"), the terms of which (including the definitions) are incorporated herein. The terms of the Loan Agreement and this Schedule together shall constitute a separate instrument. Capitalized terms used but not defined herein are used with the respective meanings specified in the Loan Agreement. If any terms hereof are inconsistent with the terms of the Loan Agreement, the terms hereof shall prevail.

1.2. For value received, Debtor hereby promises to pay to the order of Secured Party the principal amount of Ninety Four Thousand Five Hundred Twenty Nine Dollars and 54/100 Dollars $94,529.54 with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof until this Schedule shall have been paid in full in accordance with the following payment schedule: Thirty Six (36) installments in the amount of S2,959.63 each including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment shall be due October 28, 2001 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. As a result, such final installment may be substantially more or substantially less than, the installments specified herein.

1.3. Debtor promises to pay interest on the principal balance outstanding at a rate of 7.94 percent per annum.

1.4. PAYMENT ADJUSTMENT. In the event that a Forward Rate Lock Agreement, (an 'Agreement'), has not been executed, on the date of commencement (the "Adjustment Date"), the interest rate set forth herein and the installments due hereunder shall be recalculated based upon increases in the 3-Year U. S. Bancorp's Funds Transfer Pricing Rate/Cost of Funds (the "Rate") from the date hereof until the Adjustment Date. If, on the Adjustment Date, the Rate is greater than 3.69%, then such interest rate and installments shall be increased accordingly to reflect the actual rate. Thereafter, the interest rate and installments shall remain fixed during the Term hereof In no event shall the interest rate or the installments be decreased.

1.5. Each of Debtor, if more than one, and all other parties who at any time may be liable Hereon in any capacity, hereby jointly and sever-ally waive diligence, demand, presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any moneys owing on this Schedule.

1.6. The following property is hereby made Collateral for all purposes under the Loan Agreement:

Various items of Film Product Dispensing Vending Machines

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

1.7. The Collateral hereunder shall be based at the following location(s):

See attached Exhibit A attached hereto and made a part hereof

IN WITNESS WHEREOF, Debtor has executed this Schedule this 25th day of September , 2001.

U.S. Bancorp Equipment Finance, Inc.,            Stitch Networks Corporation
formerly known as U.S. Bancorp
Leasing & Financial

By:                                              By:/S/ Daniel Kearney
----------------------------------------         -----------------------------
An Authorized Officer Thereof                    Daniel Kearney
                                                 Vice President General Counsel


                            ADDRESS FOR ALL NOTICES:
                      PO Box 2177, 7659 S.W. Mohawk Street
                               Tualatin, OR 97062

                                          Lease Schedule No. 001-0015769-003

                                   EXHIBIT A
                                   ---------

--------------------------------------------------- ------------------------ --------- -----------------
AAFES - Maxwell AFB - Gunter Bldg. 1017.            Maxwell AFB              AL        0048-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
AAFES - Cape Canaveral Ticket Center                Patrick AFB              FL        0072-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
AAFES - Fort Jackson Hilton Field                   Jackson                  SC        0049-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
AAFES - Fort Jackson Main PX                        Jackson                  SC        0061-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
AAFES - Fort Sill - Bldg. 3260                      Fort Sill                OK        0026-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
AAFES - Ft. Eustis, Visitor Center                  Ft. Eustis               VA        0070-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
AAFES - Maxwell AFB - Officer Training              Maxwell AFB              AL        0023-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
ASU Convocation Center - Front Lobby                State University         AR        0042-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Baylor Medical Center - Garland                     Garland                  TX        0051-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
BIRMINGHAM Civil Rights Inst.. - Gift Shop          Birmingham               AL        0016-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Cypress Lanes - Lobby                               Winter Haven             FL        0028-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Don Carter All Star Lanes                           Davie                    FL        0058-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Don Carter University - Front Entrance              Davie                    FL        0065-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Orlando Premium Outlets - Bass Store                Orlando                  FL        0043-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Orlando Premium Outlets - Food Court                Orlando                  FL        0017-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Orlando Premium Outlets - Nike Store                Orlando                  FL        0045-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Six Flags New England - Sky Coaster                 Agawam                   MA        0069-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Six Flags New England - Water Park                  Agawam                   MA        0032-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Sports Plus Cincinnati - Birthday Partytown         Cincinnati               OH        0064-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Sports Plus Cincinnati - Ice Rink Food Court        Cincinnati               OH        0029-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Super Bowl - Front Entrance                         Canton                   mi        0056-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Traders Village - Marketplace                       Grand Prairie            TX        0047-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
Vanderbilt University - Stadium                     Nashville                TN        0054-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
MCCS - Kaneohe Bay-GC                               Kaneohe Bay              HI        0022-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
MCCS-Kaneohe Bay-TLF                                Kaneohe BaV              HI        0038-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------
MCCS-Kaneohe Bay-Bldg. 1698                         Kaneohe Bay              Hl        0062-6720BZ
--------------------------------------------------- ------------------------ --------- -----------------

--------------------------------------------------- ------------------------ --------- -----------------

--------------------------------------------------- ------------------------ --------- -----------------

--------------------------------------------------- ------------------------ --------- -----------------

Stitch Networks Corporation

/S/ Daniel Kearney
-----------------------------------
Daniel Kearney
Vice President & General Counsel

US BANCORP.                                         EQUIPMENT ACCEPTANCE AND
                                               AUTHORIZATION TO PAY PROCEEDS
EQUIPMENT FINANCE                                         AND LOAN AMENDMENT

                                           Schedule Number -00 1-00 15769-003

To: U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial

Re: Schedule to Master Loan Agreement dated as of_____________________ (the "Agreement") between U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial, as Secured Party, and Stitch Networks Corporation, as Debtor.

YOU ARE HEREBY AUTHORIZED to disburse the proceeds of the loan evidenced by the Agreement as follows for the purchase of the personal property specified (the "Collateral"):

Various items of Film Product Dispensing Vending Machines

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

TOTAL AMOUNT TO BE DISBURSED

YOU ARE HEREBY FURTHER AUTHORIZED to insert in the Agreement the date of disbursement of funds under this Authorization as the Effective Date of the Agreement.

WE HEREBY CERTIFY AND ACKNOWLEDGE FOR THE BENEFIT OF SECURED PARTY THAT: a) the Collateral has been delivered to us; b) any necessary installation of the Collateral has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Collateral for all purposes as of the date hereof,
d) upon the disbursement of the proceeds of the loan as set forth above, the Secured Party will have fully and satisfactorily satisfied all its obligations under the Agreement; e) any and all conditions to the effectiveness of the Agreement or to our obligations under the Agreement have been satisfied; f) we have no defenses, Set offs or counterclaims to any such obligations; and, g) the Agreement is in full force and effect.

WE HEREBY REPRESENT AND WARRANT FOR THE BENEFIT OF SECURED PARTY THAT: a) any right we may have now or in the future to reject the Collateral or to revoke our acceptance thereof has ten-ninated as of the date hereof, b) we hereby waive any such right; c) the date of this Authorization is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that the Secured Party is relying on this Authorization as a condition to disbursing the proceeds of the loan as set forth above.

IN WITNESS WHEREOF, we have executed this Certificate as of the 25th day of September, 2001.

Upon satisfactory installation and
Delivery please sign, date and return to:

U.S. Bancorp Equipment Finance,  Inc.,    Stitch Networks Corporation
formerly known as U.S. Bancorp Leasing &
Financial                                 /S/ Daniel Kearney
PO Box 2177                               ------------------------------
7659 S.W. Mohawk Street                   Daniel Kearney
Tualatin, OR 97062                        Vice President'& General counsel

4/00

US BANCORP

EQUIPMENT FINANCE

September 25, 2001

Mr. Chris Keane
Stitch Networks
500 North Walnut Road
Kennett Square, PA 19348

Dear Mr. Keane:

Enclosed for execution is the Schedule to Loan Agreement with related documents. Please have them signed and dated as indicated.

PLEASE RETURN ALL SIGNED DOCUMENTS TO US BY SEPTEMBER 26, 2001.

Our address is:
U.S.  Bancorp  Equipment  Finance - CNBB0320
91817 th St., 3d Floor
Denver,  CO 80202

Our FED-EX account number is 1029-3990-5.

If you have any  questions,  please  call me at (303)  585-4323  or Doug Otto at
(402) 399-2723.

On behalf of US BANCORP Equipment Finance, we appreciate the opportunity to be of service.

Sincerely,

Laura Van Marter
Lease Associate

  LOAN AMENDMENT, IF APPLICABLE (MAY BE DISCARDED IF NO AMENDMENT IS NECESSARY)

This Amendment pertains to Schedule Number -001-0015769-003 for the Schedule to Master Loan Agreement, dated as of September 21, 2001, between U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial as Secured Party and Stitch Networks Corporation as Debtor (the "Agreernent"):

TO THE EXTENT THAT THE INFORMATION SET FORTH IN THE AGREEMENT REQUIRES MODIFICATION, SUBJECT TO THE APPROVAL OF SECURED PARTY, THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

The monthly installment is $________________________

The total amount financed is $______________________

The model/serial number of the Collateral is__________________

The first monthly installment is due on___________________________

Other:_______________________________________________________________________

_____________________________________________________________________________

All provisions of the Agreement other than those which are inconsistent with the provisions of this Amendment are hereby ratified and confirmed. If no information has been inserted above, the terms of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, we have executed this Amendment as of the _______________ day of_______________, 20___.

                   [EXECUTION OF THIS PAGE IS ONLY REQUIRED IF
                 AMENDMENT INFORMATION RAS BEEN INSERTED ABOVE]

If execution is required, please sign, date and return              Stitch Networks Corporation
this page along with Page One of this Certificate to:
'U.S. Bancorp Equipment Finance, Inc., formerly known as U.S.
Bancorp Leasing & Financial                                         By:_____________________________
PO Box 2177                                                         Daniel Kearney
7659 S.W. Mohawk Street                                             Vice President & General Counsel
Tualatin, OR 97062

AMENDMENTS TO THE AGREEMENT AS SET FORTH ABOVE
ARE  ACKNOWLEDGED AND APPROVED BY SECURED PARTY.

U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial

By:
-------------------------------------
An Authorized Officer Thereof

4/00

AMORTIZATION SCHEDULE -US BANCORP NEW SCHEDULE #2

                                                                TOTAL
AMOUNT                     94,529.54        0.00               94,529.54
Annual Rate - Effective        7.940%       0.00%
(Effective)
Monthly Rate                0.0066167  0.0000000
Period (Months)                    36         36
Commence                      9/28101
First Payrnent                9128101
Monthly Payment            ($2,959.60)                        (2,959.60)
Payment Per Bank            $2,959.63
(Stated Rate 7.94%)
Excess Mnthly Pmt               $0.03

                      Period      Beg Ball   Principal   End BAl   Interest

                           1     94,529.54   ($2,334.16) 92,195.38    625.47
                           2     92,195.38   ($2,349.60) 69,845.78    610.03
                           3     89.845.78   ($2.365.15) 87,480.63    594.48
                           4     87,480.63   ($2,360.80) 85,099.83    578.83
                           5     85,099.83   ($2,396.55) 82,703.27    563.08
                           6     82,703-27   ($2,412.41) 80,290.86    547.22
                           7     80,290.86   ($2,428.37) 77,862.49    531.26
                           8     77,862.49   ($2.444.44) 75,418.05    515.19
                           9     75.418.05   (S2,460.61) 72,957.44    499.02
                          10     72,957.44   ($2,476.89) 70.480.54    482.74
                          11     70.480.54   ($2.493.28) 67,987.26    466.35
                          12     67,987.26   (S2,509.78) 65,477.48    449.85
                          13     65.477.48   ($2,526.39) 62,951.09    433.24
                          14     62,951.09   ($2,543.10) 60,407.99    416.53
                          15     60,407.99   ($2,559.93) 57,848.06    399.70
                          16     57,848.06   ($2,576.87) 55,271.19    382.76
                          17     55.271.19   (S2,593.92) 52,677.27    365.71
                          18     52,677.27   ($2,611.08) 50,066.19    348.55
                          19     50,066.19   ($2,628.36) 47,437.83    331.27
                          20     47,437.83   ($2,645.75) 44,792.08    313.88
                          21     44,792.08   ($2,663.26) 42,128.82    296.37
                          22     42,128.82   ($2,680.88) 39,447.94    278.75
                          23     39,447.94   ($2,698.62) 36,749.33    261.01
                          24     36,749.33   ($2,716 .47)34,032.86    243.16
                          25     34.032.86   (S2,734.45) 31,298.41    225.18
                          26     31,298.41   ($2,752.54) 28,545.87    207.09
                          27     28,545.87   ($2.770.75) 25,775.12    188.88
                          28     25,775.12   (S2,789~08) 22,986.04    170.55
                          29     22,986.04   (52,807,54) 20,178.50    152.09
                          30     20,178.50   ($2,826.12) 17,352-38    133.51
                          31     17,352.38   (S2,844.82) 14.507.57    114.81
                          32     14,507.57   ($2,863.64) 11,643.93     95.99
                          33     11,643.93   (S2.882.59) 8,761.34      77.04
                          34      8,761.34   ($2,901.66) 5.859.68      57.97
                          35      5,859.68   ($2,920.86) 2,938.82      38.77
                          36      2,938.82   ($2,940.18)  (1.36)       19.45

                                Loan Amortization

                       9/25/01 USBancorp - New - Sched 2

LoanArnortUSBncrpSched2.xls

Stitch Networks Corporation
US Bancorp $1.5 Million Commitment
Draws/Schedules
Original Date May 22, 2001

Date                Amount             Comments
6/29/01            $97,600.00
7/6/01             $54,900.00
8/15/01            $52,969.53
8/2161             $35,438.74

                                   Scheduled 8/29/01- $240,908.27

8/29/01            $200,000.00     Scheduled 8/29/01 - Used Vendors
9/5/01             $61,795.01
9/19/01            $32,734.53

Scheduled 9/28/01  $94,529.54




9/25/01                                                   USBancDraws.xls

USBANCORN.
                                                       SCHEDULE TO MASTER LOAN
                                                                     AGREEMENT
EQUIPMENT FINANCE
                           Stitch Networks Corporation
                              500 North Walnut Road
                            Kennett Square, PA 19348

$170,884.78         Effective Date 12/20/01    Schedule Number -001-0015769-004

1. THIS SCHEDULE is made between Stitch Networks Corporation as Debtor, and U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial, (which, together with its successors and assigns, shall be called the "Secured Party") pursuant to the Master Loan Agreement dated as of May 22, 2001 between Debtor and Secured Party (the "Loan Agreement") the ten-ns of which (including the definitions) are incorporated herein. The terms of the Loan Agreement and this Schedule together shall constitute a separate instrument. Capitalized terms used but not defined herein are used with the respective meanings specified in the Loan Agreement. If any terms hereof are inconsistent with the terms of the Loan Agreement, the terms here of shall prevail.

2. For value received, Debtor hereby promises to pay to the order of Secured Party the principal amount of One Hundred Seventy Thousand Eight Hundred Eighty Four Dollars and 78/100 Dollars (S 170,884.78) with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof until this Schedule shall have been paid in full in accordance with the following payment schedule: Thirty Six (36) installments in the amount of S5,327.07 each including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment shall be due January 20, 2001 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. As a result, such final installment may be substantially more or substantially less than the installments specified herein. In addition, Debtor shall pay a pro rata interim payment in the amount of $68.17 beginning on the date of funding and continuing until the Effective Date hereof The interim payment shall be due and payable on the Effective Date.

3. Debtor promises to pay interest on the principal balance outstanding at a rate of 7.65 percent per annum.

4. PAYMENT ADJUSTMENT. In the event that a Forward Rate Lock Agreement has not been executed, on the date of funding (the 'Adjustment Date') the interest rate set forth herein and the installments due hereunder shall be recalculated based upon a change in the spot rate for 36-month U. S. Bancorp's Funds Transfer Pricing Rate/Cost of Funds (the "Spot Rate") from December 13, 2001 until the Adjustment Date. If, on the Adjustment Date, the Spot Rate is greater than 3.42%, then such interest rate and installments shall be adjusted accordingly to reflect the actual rate. Thereafter, the interest rate and installments shall remain fixed during the Term hereof. In no event shall the interest rate or the installments be decreased.

5. Each of Debtor, if more than one, and all other parties who at anytime maybe liable hereon in any capacity, hereby jointly and severally waive diligence, demand, presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any moneys owing on this Schedule.

6. The following properly is hereby made Collateral for all purposes under the Loan Agreement:

Various items of Film Product Dispensing Vending Machines,

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

1.7. The Collateral hereunder shall be based at the following location(s):

See attached Exhibit A attached hereto and made a part hereof

IN WITNESS WHEREOF, Debtor has executed this Schedule this 25th day of September , 2001.

U.S. Bancorp Equipment Finance, Inc.,            Stitch Networks Corporation
formerly known as U.S. Bancorp
Leasing & Financial

By:                                              By:/S/ Daniel Kearney
----------------------------------------         -----------------------------
An Authorized Officer Thereof                    Daniel Kearney
                                                 Vice President General Counsel


                            ADDRESS FOR ALL NOTICES:
                      PO Box 2177, 7659 S.W. Mohawk Street
                               Tualatin, OR 97062

US BANCORP                                        EQUIPMENT ACCEPTANCE AND
                                             AUTHORIZATION TO PAY PROCEEDS
EQUIPMENT FINANCE                                       AND LOAN AMENDMENT

                                        Schedule Number -00 1-00 15769-004

To: U.S. BANCORP EQUIPMENT FINANCE, INC., FORMERLY KNOWN AS U.S. BANCORP LEASING & FINANCIAL

Re: Schedule to Master Loan Agreement dated as of 12/20/01 (the "Agreement") between U.S. BANCORP EQUIPMENT FINANCE, INC., FORMERLY KNOWN AS U.S. BANCORP LEASING & FINANCIAL, as Secured Party, and STITCH NETWORKS CORPORATION, as Debtor.

YOU ARE HEREBY AUTHORIZED TO DISBURSE THE proceeds of the loan evidenced by the Agreement as follows for the purchase of the personal property specified (the "Collateral"):

$65,603.09                      DIXIE-NARCO, INC.
$105,281.69                     ROLL FROM INTERIM

VARIOUS ITEMS OF FILM PRODUCT DISPENSING VENDING MACHINES,

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

TOTAL AMOUNT TO BE DISBURSED               $170,884.78

YOU ARE HEREBY FURTHER AUTHORIZED TO insert in the Agreement the date of disbursement of funds under this Authorization as the Effective Date of the Agreement.

WE HEREBY CERTIFY AND ACKNOWLEDGE FOR THE BENEFIT OF SECURED PARTY THAT: a) THE COLLATERAL has been delivered to us; b) any necessary installation of the Collateral has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Collateral for all purposes as of the date hereof-, d) upon the disbursement of the proceeds of the loan as set forth above, the Secured Party will have fully and satisfactorily satisfied all its obligations under the Agreement; e) any and all conditions to the effectiveness of the Agreement or to our obligations under the Agreement have been satisfied;
f) we have no defenses, set-offs or counterclaims to any such obligations;  and,
g) the Agreement is in full force and effect.

WE HEREBY REPRESENT AND WARRANT FOR THE BENEFIT OF SECURED PARTY THAT: a) any right we may have now or in the future to reject the Collateral or to revoke our acceptance thereof has terminated as of the date hereof, b) we hereby waive any such right; c) the date of this Authorization is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and property made. We hereby acknowledge that the Secured Party is relying on this Authorization as a condition to disbursing the proceeds of the loan as set forth above.

IN WITNESS WHEREOF, we have executed this Certificate as of the 18th day of December, 2001.

Upon satisfactory installation and
Delivery please sign, date and return to:

U.S. Bancorp Equipment Finance,  Inc.,    Stitch Networks Corporation
formerly known as U.S. Bancorp Leasing &
Financial                                 /S/ Daniel Kearney
PO Box 2177                               ------------------------------
7659 S.W. Mohawk Street                   Daniel Kearney
Tualatin, OR 97062                        Vice President'& General counsel

4/00

  LOAN AMENDMENT, IF APPLICABLE (May Be DISCARDED If No Amendment Is Necessary

This Amendment pertains to Schedule Number -001-0015769-004 for the Schedule to Master Loan Agreement, dated as of December 17, 2001, between U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial as Secured Party and Stitch Networks Corporation as Debtor (the Agreement

TO THE EXTENT THAT THE INFORMATION SET FORTH IN THE AGREEMENT REQUIRES MODIFICATION, SUBJECT TO THE APPROVAL OF SECURED PARTY, THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

The monthly installment is $_________________________

The total amount financed is $_______________________

The model/serial number of the Collateral is___________________________

The first monthly installment is due on________________________________

Other:________________________________________________________________________

______________________________________________________________________________

All provisions of the Agreement other than those which are inconsistent with the provisions of this Amendment are hereby ratified and confirmed. If no information has been inserted above, the terms of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, we have executed this Amendment as of the__________________ day of___________________ 20_________.

                   [EXECUTION OF THIS PAGE IS ONLY REQUIRED IF
                 AMENDMENT INFORMATION HAS BEEN INSERTED ABOVE]

If execution is required, please sign, date and return              Stitch Networks Corporation
this page along with Page One of this Certificate to:
U.S. Bancorp Equipment Finance, Inc., formerly known as U.S.
Bancorp Leasing & Financial                                         By:
PO Box 2177                                                         Daniel Kearney
7659 S.W. Mohawk Street                                             Vice President & General Counsel
Tualatin, OR 97062

AMENDMENTS TO THE AGREEMENT AS SET FORTH ABOVE ARE ACKNOWLEDGED AND APPROVED BY SECURED PARTY.

U.S. Bancorp Equipment Finance,  Inc.,
formerly known as U.S. Bancorp Leasing & Financial

By:
-------------------------------------
All Authorized Officer Thereof

US BANCORP
                                                               EXHIBIT "A"

EQUIPMENT FINANCE

                                          Schedule Number -001-0015769-004

Reference is made to that certain Master Lease Agreement, or Master Loan Agreement dated May 22, 2001, and Schedule dated December 17, 2001 (the "Agreements") wherein U.S. BANCORP EQUIPMENT FINANCE, INC., FORMERLY KNOWN AS U.S. BANCORP LEASING & FINANCIAL is the Lessor/Secured Party and Stitch Networks Corporation is the Lessee/Debtor.

The "Property" and/or "Collateral" (as defined and used in the above Agreements and any and all related documents) shall be located at the following addresses:

                    Location                              City          State         Serial Number
--------------------------------------------------------------------------------------------------------------
Africa Trail/Safari Snacks - Phoenix Zoo                 Phoenix              AZ             6749/0577
--------------------------------------------------------------------------------------------------------------
Airport Ice Arena - Front Lobby                          Moon Twp.            PA             0597-6749
--------------------------------------------------------------------------------------------------------------
Alliant Energy Center                                    Madison              Ml             6749/0574
--------------------------------------------------------------------------------------------------------------
Blast Off! LLC - Lobby                                   Idaho Falls          ID             6749/0572
--------------------------------------------------------------------------------------------------------------
Brandon Crossroads Bowl                                  Tampa                FL             6749/0595
--------------------------------------------------------------------------------------------------------------
Celebrity Theatre - Upstairs Entrance                    Phoenix              AZ            0003-6720BZ
--------------------------------------------------------------------------------------------------------------
Chicago Children's Museum - Coat Check Room              Chicago              IL            0591-6749CZ
--------------------------------------------------------------------------------------------------------------
DeKalb Medical Center - Labor and Delivery               Deratur              GA            0019-6720BZ
--------------------------------------------------------------------------------------------------------------
Echo Bowl - Birthday Room                                Glendale             W1            0010-6720BZ
--------------------------------------------------------------------------------------------------------------
Funway Arcade                                            Batavia              IL             6749/0599
--------------------------------------------------------------------------------------------------------------
Harmony Farm - Phoenix Zoo                               Phoenix              AZ             6749/0576
--------------------------------------------------------------------------------------------------------------
Hearnes Center Arena Concourse                           Columbia             MO             6749/0580
--------------------------------------------------------------------------------------------------------------
Homewood Suites - Lobby                                  Orlando              FL            0036-6720BZ
--------------------------------------------------------------------------------------------------------------
Illusionz, LLC - Caf6                                    Issaquah             WA             6749/0573
--------------------------------------------------------------------------------------------------------------
Jeepers - Lansing, IL                                    Lansing              IL            0678-6750DZ
--------------------------------------------------------------------------------------------------------------
Jeepers - Mesa, AZ                                       Mesa                 AZ            0669-6750DZ
--------------------------------------------------------------------------------------------------------------
Jeepers - Roseville                                      Roseville            Ml            0657-6750DZ
--------------------------------------------------------------------------------------------------------------
Jeepers! Great Lake Crossing                             Ashburn Hills        Ml             6749/0587
--------------------------------------------------------------------------------------------------------------
Jeepers! Norridge                                        Norridge             IL             6749/0578
--------------------------------------------------------------------------------------------------------------
Jungle Queen Village                                     Ft.                  FL            0039-6720BZ
                                                         Lauderdale
--------------------------------------------------------------------------------------------------------------
Jungleland Zoo - Rainforest Show                         Kissimmee            FL            0066-6720BZ
--------------------------------------------------------------------------------------------------------------
Kart 2 Kart                                              Sterling             Ml             6749/0588
                                                         Heights
--------------------------------------------------------------------------------------------------------------
Kellogg's Cereal City USA                                Battle Creek         Ml             6749/0593
--------------------------------------------------------------------------------------------------------------
Kids at Work Room - Discovery Museum &                   Bridgeport           CT            0585-6749CZ
Planetarium
--------------------------------------------------------------------------------------------------------------
Lackland AFB                                             San Antonio          TX            0067-6720BZ
--------------------------------------------------------------------------------------------------------------
Lake Crystal Area Recreational Center                    Lake Crystal         MN            0670-6750BZ
--------------------------------------------------------------------------------------------------------------
Lancaster City Park - Lobby                              Lancaster            CA            0586-6749BZ
--------------------------------------------------------------------------------------------------------------
Lancaster City Park - Soccer Center                      Lancaster            CA            0590-6749CZ
--------------------------------------------------------------------------------------------------------------
Little River Zoo - Gift Shop                             Norman               OK            0001-6720BZ
--------------------------------------------------------------------------------------------------------------
Lombardi Motel                                           Green Bay            W1            0012-6720BZ
--------------------------------------------------------------------------------------------------------------
Mercy Maternity Center - Waiting Room                    Mecklenburg          NC             0582-6749
--------------------------------------------------------------------------------------------------------------
Merlado At Lilo - Phoenix Zoo                            Phoenix              AZ             6749/0583
--------------------------------------------------------------------------------------------------------------
Miller Park Zoo - Carousel                               Bloomington          IL            0600-6749CZ
--------------------------------------------------------------------------------------------------------------
Northrock Lanes - Game Room                              Wichita              KS             0579-6749
--------------------------------------------------------------------------------------------------------------

                    Location                              City          State         Serial Number
---------------------------------------------------------- -------------- ------------- ----------------------
Pima Air & Space Museum - Gift Shop                        Tucson              AZ            0074-6720BZ
---------------------------------------------------------- -------------- ------------- ----------------------
Pima Air & Space Museum - Presidential Circle              Tucson              AZ            0018-6720BZ
---------------------------------------------------------- -------------- ------------- ----------------------
Radisson Bahia Mar - Jungle Queen Box Office               Ft.                 FL            0031-6720BZ
                                                           Lauderdale
---------------------------------------------------------- -------------- ------------- ----------------------
Savannah Int'l Trade and Convention Center                 Savannah            GA            0040-6720BZ
---------------------------------------------------------- -------------- ------------- ----------------------
Shelter Pointe Hotel - Marina Walkway                      San Diego           CA            0004-6720BZ
---------------------------------------------------------- -------------- ------------- ----------------------
Southern Mississippi Basketball Arena                      Hattiesburg         MS            0005-6720BZ
---------------------------------------------------------- -------------- ------------- ----------------------
Sunset Lanes                                               St. Louis           MO             6749/0575
---------------------------------------------------------- -------------- ------------- ----------------------
Tangers Outlet                                             Kittery             ME            0592-6749BZ
---------------------------------------------------------- -------------- ------------- ----------------------
Tangers Outlet - Dalton, GA                                Dalton              GA             674910596
---------------------------------------------------------- -------------- ------------- ----------------------
Tangers Outlets - Bass Store                               Ft. Myers           FL            0006-6720BZ
---------------------------------------------------------- -------------- ------------- ----------------------
The Point at Cal Expo                                      Sacramento          CA             6749/0594
---------------------------------------------------------- -------------- ------------- ----------------------
University of Utah - Ray Olpin Union                       Salt Lake           UT            0057-6720BZ
                                                           City
---------------------------------------------------------- -------------- ------------- ----------------------
Woman's Hospital Labor & Delivery - Waiting Room           Baton Rouge         LA             6749/0598
---------------------------------------------------------- -------------- ------------- ----------------------

U.S. Bancorp  Equipment  Finance,  Inc.,       U.S. Stitch Networks Corporation
formerly known as US Bancorp                   [Lessee/Debtor)
Leasing & Financial
[Lessor/Secured Party]
                                               By:
                                                 ------------------------------
By:                                            Daniel Kearney
   --------------------------------------
An authorized officer thereof                  Vice President & General Counsel
4/00

USBANCORP                                              INSURANCE AUTHORIZATION
LEASING & FINANCIAL                                           AND VERIFICATION

Date:                 December 17, 2001
                      Schedule Number-001-0015769-004

To: Stitch Networks Corporation (the "Customer") 500 North Walnut Road, Kennett Square, PA 19348

From: U.S. Bancorp Leasing & Financial ("Creditor") PO Box 2177, 7659 S.W. Mohawk Street
                      Tualatin, OR 97062


TO THE CUSTOMER: Please execute below and return this to Creditor withyour docunment package. Creditor will fax this document to your insurance agent for verification.

In connection with one or more financing arrangements, Creditor requires that its insurable interest in the financed property (the "Property") be described as "Creditor and its successors and assigns shall be covered as Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Creditor." The required coverage must include, but is not limited to, fire, extended coverage, vandalism, theft and general liability. If such coverage is not provided within 15 days, we have the right to purchase such insurance at your expense. Should you have any questions, please contact our Insurance Department at (503) 797-0277.

Customer authorizes the Agent named below: 1) TO COMPLETE AND RETURN THIS LETTER AS INDICATED; AND 2) TO ENDORSE THE policy and subsequent renewals to reflect the required coverage.

Agent:    Insurance & Financial Services, Ltd. Stitch Networks Corporation
Address:  664 Yorklyn Road, P.O. Box 970
          Hockessin,DE 19707-0970              By:_____________________________
Phone:    (302)-239-2355                       DANIEL Kearney
Fax:      (302)-239-5722                       Vice President & General counsel
E-Mail

TO THE AGENT: In lieu of providing a certificate, please execute this letter in the space below and promptly fax it to Creditor at (503) 797-0287.

Agent hereby verifies that the above requirements have been met in regard to the Property listed below.

Print Name Of Agency:

By:
  -----------------------------------
By:
  -----------------------------------

Print Name__________________________           Date:___________________________


Property Description:

Various items of Film Product Dispensing Vending Machines, TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

Insurable Value: S170,884.78
5/01

USBANCORP

Equipment Finance

PO Box2177, 7659 S.W. Mohawk Street
Tualatin, OR 97062

January 2, 2002

Daniel Kearney
Stitch Networks Corporation
500 North Walnut Road
Kennett Square, PA 19348

RE Stitch Networks Corporation
-001-0015769-004

Dear Daniel Kearney

A RECENT REVIEW of our files indicates that there needs to be a correction to the Schedule to Master Loan Agreement associated with the above referenced schedule. Such document(s)is/are hereby deemed to be amended in the following way:

The first payment as shown in paragraph two (2) should read "January 20, 2002"

Unless we hear otherwise from you within 15 days of the date of this letter, this change becomes effective immediately.

All other terms of the document(s) remain in full force and effect.

If you have any questions, please call me at (800) 253-3468 Ext. 464.

Very truly yours,

Gloria Brogan
Documentation Specialist
5/00

US BANCORP
                                  EXHIBIT "A"


EQUIPMENT FINANCE

                                             Schedule Number -00 1-00 15769-007

Reference is made to that certain Master Lease Agreement, or Master Loan Agreement dated May 22, 2001, and Schedule dated March 26, 2002 (the "Agreements") wherein U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial is the Lessor/Secured Party and Stitch Networks Corporation is the Lessee/Debtor.

The "Property" and/or "Collateral" (as defined and used in the above Agreements and any and all related documents) includes the following:

Film Product Dispensing Vending Machines; See EXHIBIT "A" ATTACHED hereto AND MADE A PART HEREOF;

    LOCATION                                              CITY                  State     Type     Serial Number
--------------------------------------------------------------------------------------------------------------------------
Moreys Piers - Moreys - 26 St. Pier                       Wildwood                 NJ     600E        1382-6459AW
--------------------------------------------------------------------------------------------------------------------------
Tangers Outlet - Lancaster, PA                            Lancaster                PA     600E        1391-6459AW
--------------------------------------------------------------------------------------------------------------------------
S.J. Karting Center - Dining Room                         Indianapolis             IN     600E        1414-6459AW
--------------------------------------------------------------------------------------------------------------------------
Whooper's World of Fun - Vending Area                     Jeffersonville           IN     600E        1420-6459AW
--------------------------------------------------------------------------------------------------------------------------
Moreys Pier - Mariner's                                   Wildwood                 NJ     600E        4062-6469BW
--------------------------------------------------------------------------------------------------------------------------
Morey's Piers - Wild Wheels                               Wildwood                 NJ     600E        4081-6469BW
--------------------------------------------------------------------------------------------------------------------------
Splash Zone Interactive Water Park                        Wildwood                 NJ     600E        4090-6469BW
--------------------------------------------------------------------------------------------------------------------------
PHL Zoo - Rare Animal House                               Philadelphi              PA     600E        4086-6469BW
---------------------------------------------------------------------------------------------------------------------------
Fuddruckers                                               Parsippany               NJ     501E        0044-6720BZ
---------------------------------------------------------------------------------------------------------------------------
Sleep Inn - Scottsdale                                    Scottsdale               AZ     501E        0068-6720BZ
---------------------------------------------------------------------------------------------------------------------------
Museum of Life and Science - Main Museum Bldg             Durham                   NC     501E        0689-6750BZ
---------------------------------------------------------------------------------------------------------------------------
Celebration Station - Tampa                               Tampa                    FL     501E        0694-6750
---------------------------------------------------------------------------------------------------------------------------
Quality Inn and Suites                                    San Antonio              TX     501E        6750-0662BZ
---------------------------------------------------------------------------------------------------------------------------
USA Children and Womens Hospital                          Mobile                   AL     501E        6750-0663BZ
---------------------------------------------------------------------------------------------------------------------------
Econolodge at Lackland                                    San Antonio              TX     501E        6750-0666BZ
---------------------------------------------------------------------------------------------------------------------------
Sci-Trek                                                  Atlanta                  GA     501E        6750-0674BZ
---------------------------------------------------------------------------------------------------------------------------
Museum of Life and Science - Butterfly House              Durham                   NC     501E        6750-0686BZ
---------------------------------------------------------------------------------------------------------------------------
Junction Lanes                                            Newnan                   GA     501E        6750-0699BZ
---------------------------------------------------------------------------------------------------------------------------
Jeepers - Southfield, Ml                                  Southfield               Ml     501E        6750-0668
---------------------------------------------------------------------------------------------------------------------------
Stitch Warehouse                                          Newark                   DE     501E        6754-0181
---------------------------------------------------------------------------------------------------------------------------
Stitch Warehouse                                          Newark                   DE     501E        6754-0191
---------------------------------------------------------------------------------------------------------------------------
Stitch Warehouse                                          Newark                   DE     501E        6754-0192
---------------------------------------------------------------------------------------------------------------------------
Stitch Warehouse                                          Newark                   DE     501E        6754-0193
---------------------------------------------------------------------------------------------------------------------------
Stitch Warehouse                                          Newark                   DE     501E        6754-0197
---------------------------------------------------------------------------------------------------------------------------
Stitch Warehouse                                          Newark                   DE     501E        6754-0198
---------------------------------------------------------------------------------------------------------------------------
Stitch Warehouse                                          Newark                   DE     501E        6754-0200
---------------------------------------------------------------------------------------------------------------------------
Stitch Warehouse                                          Newark                   DE     501E        6754-0201
---------------------------------------------------------------------------------------------------------------------------

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION INSURANCE RECOVERIES.

U.S. Bancorp  Equipment  Finance,  Inc.,  formerly known as U.S.      Stitch Networks
Corporation Bancorp Leasing & Financial                              (Lessee/Debtor)
[Lessor/Secured Party]                                                By:
                                                                      ---------------------------------
By:                                                                   Daniel Kearney
   -----------------------------------------------
An authorized officer thereof                                         Vice President & General Counsel


                                  GREAT AMERICA
                              INSURANCE COMPANIES

                                  CHANGE RIDER




To be attached to and form a part of Bond No. 5618559 dated JUNE 4 2001 , in the amount of one million Five Hundred Thousand and 00/100 ($1,500,000.00) Dollars executed by Stitch Networks, Inc. as Principal, and GREAT AMERICAN INSURANCE COMPANY, as Surety, and in favor of u. S. Bankcorp Leasing and Financing as Obligee.

It is agreed that the following changes be made in the attached bond:

"The termination of the Surety Bond will be the earlier of full payment of the loan or April 30, 2005, whichever occurs first."


Effective: January 15, 2001

Provided, however, that the attached bond as changed by this Rider shall be subject to all its agreements, conditions and limitations, and that the liability of the Surety under the attached bond and under the attached bond as changed by this Rider shall not be cumulative.

ACCEPTED:                                 David J Kearney
                                          -----------------------------------

                                          By: Daniel J Kearney       V.P
                                          -----------------------------------
                                                                     Title

U.S. Bankcorp Leasing and
Financing                                 GREAT AMERICAN INSURANCE COMPANY
----------------------------------        -----------------------------------
                       (Obligee)

By:                                       By:
  -------------------------------         -----------------------------------
                        Title               William H. Hutto Attorney-in-Fact
  F9219g

BANCORP                                            SCHEDULE TO MASTER LOAN
US BANCOR                                                        AGREEMENT

Equipment Finance

                           Stitch Networks Corporation
                              500 North Walnut Road
                            Kennett Square, PA 19348

S102,024.83     Effective Date January 18 , 2002 Schedule Number-001-0015769-005

1. THIS SCHEDULE. IS made between STITCH NETWORKS CORPORATION AS Debtor, and U.S. BANCORP EQUIPMENT FINANCE, INC., FORMERLY KNOWN as U.S. Bancorp Leasing & Financial, (which, together with its successors and assigns, shall be called the "Secured Party") pursuant to the Master Loan Agreement dated as of May 22, 2001 between Debtor and Secured Party (the "Loan Agreement"), the terms of which (including the definitions) are incorporated herein. The terms of the Loan Agreement and this Schedule together shall constitute a separate instrument. Capitalized terms used but not defined herein are used with the respective meanings specified in the Loan Agreement. If any terms hereof are inconsistent with the terms of the Loan Agreement, the terms hereof shall prevail.

2. For value received, Debtor hereby promises to pay to the order of Secured Party the principal amount of One Hundred Two Thousand Twenty Four dollars and 83/100 Dollars (S 102,024.83) with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof until this Schedule shall have been paid in full in accordance with the following payment schedule: Thirty Five (35) installments in the amount of 53,239.43 each including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment shall be due February 28, 2002 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. As a result, such final installment may be substantially more or substantially less than the installments specified herein. In addition, Debtor shall pay a pro rata interim payment in the amount of S 107.98 beginning on the date of funding and continuing until the Effective Date hereof. The interim payment shall be due and payable on the Effective Date.

3. Debtor promises to pay interest on the principal balance outstanding at a rate of 7.18 percent per annum.

4. PAYMENT ADJUSTMENT. In the event that a Forward Rate Lock Agreement has not been executed, on the date of funding (the 'Adjustment Date') the interest rate set forth herein and the installments due hereunder shall be recalculated based upon a change in the spot rate for 36-month U. S. Bancorp's Funds Transfer Pricing Rate/Cost of Funds (the "Spot Rate") from January 7, 2002 until the Adjustment Date. If, on the Adjustment Date, the Spot Rate is greater than 3.58%, then such interest rate and installments shall be adjusted accordingly to reflect the actual rate. Thereafter, the interest rate and installments shall remain fixed during the Term hereof. In no event shall the interest rate or the installments be decreased.

5. Each of Debtor. if more than one, and all other parties who at any time may be liable hereon in any capacity, hereby jointly and severally waive diligence, demand, presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any money. owing on 011, Schedule

6. The following property is hereby made Collateral for all purposes unnder the loan Agreement

Various Film Product Dispensing Vending Machines as further described in Collateral FILE;

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

7. The Collateral hereunder shall be based at the following location(s):

See Exhibit "A" attached hereto and made a part hereof

IN WITNESS WHEREOF, Debtor has executed this Schedule this 18th day of January 2002.

U.S. Bancorp Equipment Finance, Inc., formerly known as Stitch Networks Corporation U.S. Bancorp Leasing & Financial

By:                                       By:
                                            ----------------------------------
--------------------------------
An Authorized Officer Thereof               Daniel Kearney
                                            Vice President & General Counsel


                            ADDRESS FOR ALL NOTICES:
                      PO Box 2177, 7659 S.W. Mohawk Street
                               Tualatin, OR 97062

BANCORP                                                  EXHIBIT "A"

Equipment Finance                         Schedule Number -001-0015769-005



Reference  is made to that  certain  Master  Lease  Agreement,  or  Master  Loan
Agreement dated May 22, 2001, and Schedule dated January 17, 2002 (the "Agreements") wherein U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial is the Lessor/Secured Party and Stitch Networks Corporation is the Lessee/Debtor.

The Equipment Location (as defined and used in the above Agreements and any and all related documents) includes the following:


   -------------------------------------------------------------------------------------------------
1  Acadiana Lanes                           Lafayette             LA     501 E       0659-6750DZ
   -------------------------------------------------------------------------------------------------
2  Charlotte Coliseum                       Charlotte             NC     501 E       0696-6750DZ
   -------------------------------------------------------------------------------------------------
3  Charlotte Convention Center              Charlotte             NC     501 E       0691-6750DZ
   -------------------------------------------------------------------------------------------------
4  Clematis Street News Stand               West Palm             FL     501 E       0681-6750DZ
                                            Beach
   -------------------------------------------------------------------------------------------------
5  Comfort Inn, N/w                         San Antonio           TX     501 E       0676-6750DZ
   -------------------------------------------------------------------------------------------------
6  Facto Stores of America                  Draper                UT     501 E       0671-6750BZ
   -------------------------------------------------------------------------------------------------
7  Facto Stores of America                  Mesa                  AZ     501 E       0693-6750DZ
   -------------------------------------------------------------------------------------------------
8  Grove Bowling Center                     San Diego, CA         CA     501 E       0661-6750DZ
  -------------------------------------------------------------------------------------------------
9  Jeepers - Glenside Heights               Glenside              IL     501 E       0697-6750DZ
                                            Heights
   -------------------------------------------------------------------------------------------------
10 Jeepers!                                 Nyack                 NY     501 E       0656-6750DZ
   -------------------------------------------------------------------------------------------------
11 Jeepers!                                 Phoenix               AZ     501 E        6750-0667
   -------------------------------------------------------------------------------------------------
12 Jeepers!                                 Livonia               MI     501 E       0687-6750BZ
   -------------------------------------------------------------------------------------------------
13 Joker's Family Fun & Games               Portland              ME     501E        0684-6750DZ
   -------------------------------------------------------------------------------------------------
14 Joker's Famil Fun & Games                Portsmouth            NH     501 E       0698-6750DZ
   -------------------------------------------------------------------------------------------------
15 Kodak Mobile Picture Planet              Mobile Truck          NY     501 E       0188-6754DZ
   -------------------------------------------------------------------------------------------------
16 Laser Storm                              Pittsburgh            PA     501 E       0682-6750DZ
   -------------------------------------------------------------------------------------------------
17 Massachusetts Information Center         Swansea               MA     501 E        0658-6750
   -------------------------------------------------------------------------------------------------
18 Mesker Park Zoo - Front Gate             Evansville, IN        IN     501 E       0680-6750DZ
   -------------------------------------------------------------------------------------------------
19 Mesker Park Zoo - Kley Bldg.             Evansville            IN     501 E       0664-6750DZ
   -------------------------------------------------------------------------------------------------
20 Mulligan Famil Fun Center                Murrieta              CA     501 E       0688-6750DZ
   -------------------------------------------------------------------------------------------------
21 N. Georgia Premium Outlets               Dawsonville           GA     501 E       6750-0672DZ
   -------------------------------------------------------------------------------------------------
22 Santa Cruz Boardwalk Arcade              Santa Cruz            CA     501 E       0660-6750DZ
   -------------------------------------------------------------------------------------------------
23 Skateland - pla daze                     Omaha, NE             NE     501 E       0695-6750DZ
   -------------------------------------------------------------------------------------------------
24 Sport Center                             Las Vegas             NV     501 E        6750-0675
   -------------------------------------------------------------------------------------------------
25 Tanger Outlet - Common Area              Gonzales              LA     501 E       0683-6750BZ
   -------------------------------------------------------------------------------------------------
26 Tan ers Outlets - Van Heusen             Ft. Myers             FL     501 E       6749-0589CZ
   -------------------------------------------------------------------------------------------------
27 The Jungle, Fun & Adventure              Glendale, AZ          AZ     501E        0673-6750DZ
   -------------------------------------------------------------------------------------------------
28 Waikele Premium Outlets                  Waipahu               HI     501 E       0700-6750DZ
   -------------------------------------------------------------------------------------------------



U.S. Bancorp Equipment Finance,  Inc.,    Stitch network Corporation
formerly known as U.S.                    Lessee/debtor
Bancorp Leasing & Financial
[Lessor/Secured Party]


By:                                       By: /S/ Daniel Kearney
-----------------------------------         ------------------------------
An authorized officer thereof             Daniel Kearney
4/00                                      Vice President & General Counsel

USBANCORP                                              EQUIPMENT ACCEPTANCE AND
                                                  AUTHORIZATION TO PAY PROCEEDS
-------------------                                          AND LOAN AMENDMENT
Equipment Finance
                                               Schedule Number -001-0015769-005

To: U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial



Re: Schedule to Master Loan Agreement dated as of January I8. 2002 (the "Agreement") between U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial, as Secured Party, and Stitch Networks Corporation, as Debtor.

YOU ARE HEREBY AUTHORIZED to disburse the proceeds of the loan evidenced by the Agreement as follows for the purchase of the personal property specified (the "Collateral"):

$102,024.83                                Dixie Narco

VARIOUS FILM PRODUCT DISPENSING VENDING MACHINES AS FURTHER DESCRIBED IN COLLATERAL TILE; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

TOTAL AMOUNT TO BE DISBURSED              $102,024.83

YOU ARE HEREBY FURTHER AUTHORIZED to insert in the Agreement the date of disbursement of funds under this Authorization as the Effective Date of the Agreement.

WE HEREBY CERTIFY AND ACKNOWLEDGE FOR THE BENEFIT OF SECURED PARTY THAT: a) the Collateral has been delivered to us; b) any necessary installation of the Collateral has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Collateral for all purposes as of the date hereof;
d) upon the disbursement of the proceeds of the loan as set forth above, the Secured Party will have FULLY and satisfactorily satisfied all its obligations under the Agreement; e) any and all conditions to the effectiveness of the Agreement or to our obligations under the Agreement have been satisfied; f) we have no defenses. set-offs or counterclaims to any such obligations; and, g) the Agreement is in FULL force and effect.

WE HEREBY REPRESENT AND WARRANT FOR THE BENEFIT OF SECURED PARTY THAT: a) any right we may have now or in the future to reject the Collateral or to revoke our acceptance thereof has terminated as of the date hereof; b) we hereby waive any such right; c) the date of this Authorization is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly trade. We hereby acknowledge that the Secured Party is relying on this Authorization as a condition to disbursing the proceeds of the loan as set forth above.

IN WITNESS whereof we have executed this Certificate as of the 18th day of January, 2002

Upon satisfactory installation and            Stitch Netwoks Corporation
Delivery please si=n, date arid return to:
                                              Vice President & General Counsel
U.S. Bancorp Equipment Finance, Inc.,
formerly known as
U.S. Bancorp Leasing & Financial              By: /S/ Daniel Kearney
PO Box 2177                                     ----------------------------
7659 S.W. Mohawk Street                       Daniel Kearney
Tualatin, OR 9 7062                           Vice President & General Counsel
4/00

USBANCORP                                              INSURANCE AUTHORIZATION
                                                              AND VERIFICATION
----------------------
EQUIPMENT FINANCE

Date:                   January 17, 2002
Schedule Number:        001-0015769-005
To:                     Stitch Networks Corporation (the "Customer")
                        500 North Walnut Road, Kennett Square, PA 19348

From:                   U.S. Bancorp Equipment Finance, Inc., formerly known
("Creditor")            as U.S. Bancorp Leasing & Financial


                        PO Box 2177, 7659 S.W Mohawk Street
                        Tualatin,OR 97062

TO THE CUSTOMER: Please execute below and return this to Creditor will: hour document package Creditor will fax this document to your insurance agent for verification.

In connection with one or more financing arrangements, Creditor requires that its insurable interest in the financed property (the "Property") be described as "Creditor and its successors and assigns shall be covered as Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Creditor." The required coverage must include, but is not limited to, fire, extended coverage, vandalism, theft and general liability. If such coverage is not provided within 15 days, we have the right to purchase such insurance at your expense- Should you have any questions, please contact our Insurance Department at (503) 797-0277.

Customer authorizes the Agent named below: 1) to complete and return this letter as indicated; and 2) to endorse the policy and subsequent renewals to reflect the required coverage.

Agent:                Insurance & Financial Services, Ltd.     Stitch Networks Corporation
Address:              664 Yorklyn Road, P.o Box 970
                      Hockessin,DE 19707-0970                  By:/S/ DANIEL Kearny
Phone:                (302)-239-2355                           Daniel Kearney
Fax:                  (302)-239-5722                           Vice President & General Counsel
E-Mail                ________________________________

TO THE AGENT: In lieu of providing a certificate, please execute this letter in the space below and promptly fax it to Creditor at (503) 797-0287.

Agent hereby verifies that the above requirements have been met in regard to the Property listed below.

Print Name Of Agency: By:

By:
  -----------------------------

By:
  -----------------------------

Print name                                 Date:

          ---------------------                ------------------------------

Property Description:

Various Film Product Dispensing Vending Machines as further described in Collateral file; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

Insurable Value: S102,024.83

USBANCORP                                               SCHEDULE TO MASTER LOAN
                                                                      AGREEMENT
-------------------
Equipment FINANCE

                           Stitch Networks Corporation
                              500 North Walnut Road
                            Kennett Square, PA 19348

5121,958.71          Effective Date            Schedule Number -001-0015769-006
                                   _______________

1. THIS SCHEDULE is made between Stitch Networks Corporation as Debtor, and U.S. BANCORP EQUIPMENT FINANCE, INC., FORMERLY KNOWN as U.S. BANCORP LEASING & FINANCIAL, (which, together with its successors and assigns, shall be called the "Secured Party") pursuant to the Master Loan Agreement dated as of May 22, 2001 between Debtor and Secured Party (the "Loan Agreement"), the terms of which (including the definitions) are incorporated herein. The terms of the Loan Agreement and this Schedule together shall constitute a separate instrument. Capitalized terms used but not defined herein are used with the respective meanings specified in the Loan Agreement. If any tenns hereof are inconsistent with the terms of the Loan Agreement, the terms hereof shall prevail.

2. For value received, Debtor hereby promises to pay to the order of Secured Party the principal amount of One Hundred Twenty One Thousand Nine Hundred Fifty Eight Dollars and 71/100 Dollars (5121,958.71) with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof until this Schedule shall have been paid in full in accordance with the following payment schedule: Thirty Four (34) installments in the amount of 53,974.93 each including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment shall be due March 31, 2002 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. As a result, such final installment may be substantially more or substantially less than the installments specified herein. In addition, Debtor shall pay a pro rata interim payment in the amount of $132.50 beginning on the date of funding and continuing until the Effective Date hereof. The interim payment shall be due and payable on the Effective Date.

3. Debtor promises to pay interest on the principal balance outstanding at a rate of 7.18 percent per annum.

4. PAYMENT ADJUSTMENT. In the event that a Forward Rate Lock Agreement has not been executed, on the date of funding (the 'Adjustment Date') the interest rate set forth herein and the installments due hereunder shall be recalculated based upon a change in the spot rate for 36-month U. S. Bancorp's Funds Transfer Pricing Rate/Cost of Funds (the "Spot Rate") from February 15, 2002 until the Adjustment Date. If, on the Adjustment Date, the Spot Rate is greater than 3.46%, then such interest rate and installments shall be adjusted accordingly to reflect the actual rate. Thereafter, the interest rate and installments shall remain fixed during the Term hereof. In no event shall the interest rate or the installments be decreased.

5. Each of Debtor, if more than one, and all other parties who at any time may be liable hereon in any capacity, hereby jointly and severally waive diligence, demand, presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any moneys owing on this Schedule.

The following prope rty is hereby made Collateral for all purposes under the Loan Agreement:

Film Product Dispensing Vending Machines; See Exhibit "A" attached hereto and made a part hereof;

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

7. The Collateral hereunder shall be based at the following location(s):

See Attached Exhibit "A"

IN WITNESS WHEREOF, Debtor has executed this Schedule this 2oth day of February, 2002.

U.S. Bancorp Equipment Finance, Inc., formerly known as Stitch networks Corporation U.S. Bancorp Leasing & Financial

By:                                           By:
  -------------------------------------          ------------------------------
   An Authorized  Officer Thereof                Vice President eneraounsel

1/01

                            ADDRESS FOR ALL NOTICES:
                      PO Box 2177, 7659 S.W. Mohawk Street
                               Tualatin, OR 97062

US BANCORP                                         EQUIPMENT ACCEPTANCE AND
                                              AUTHORIZATION TO PAY PROCEEDS
                                                         AND LOAN AMENDMENT
EQUIPMENT FINANCE
                                           Schedule Number -001-0015769-006

To: U.S. Bancorp Equipment Finance, Inc, formerly known as U.S. Bancorp Leasing & Financial

Re: Schedule to Master Loan Agreement dated as of_______________________ (the "Agreement") between U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial, as Secured Party, and Stitch Networks Corporation, as Debtor.

YOU ARE HEREBY AUTHORIZED to disburse the proceeds of the loan evidenced by the Agreement as follows for the purchase of the personal property specified (the "Collateral"):

573,958.71                                      DIXIE NARCO
48,000.00                                       STITCH NETWORKS CORPORATION

FILM PRODUCT DISPENSING Vending Machines; See Exhibit "A" attached hereto and made a part hereof; '

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

TOTAL AMOUNT TO BE DISBURSED                                     5121,958.71

YOU ARE HEREBY FURTHER AUTHORIZED to insert in the Agreement the date of disbursement of funds under this Authorization as the Effective Date of the Agreement.

WE HEREBY CERTIFY AND ACKNOWLEDGE FOR THE BENEFIT OF SECURED PARTY THAT: a) the Collateral has been delivered to us; b) any necessary installation of the Collateral has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Collateral for all purposes as of the date hereof,
d) upon the disbursement of the proceeds of the loan as set forth above, the Secured Party will have fully and satisfactorily satisfied all its obligations under the Agreement; e) any and all conditions to the effectiveness of the Agreement or to our obligations under the Agreement have been satisfied; f) we have no defenses, set-offs or counterclaims to any such obligations; and, g) the Agreement is in full force and effect.

WE HEREBY REPRESENT AND WARRANT FOR THE BENEFIT OF SECURED PARTY THAT: a) any right we may have now or in the future to reject the Collateral or to revoke our acceptance thereof has terminated as of the date hereof b) we hereby waive any such right; c) the date of this Authorization is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that the Secured Party is relying on this Authorization as a condition to disbursing the proceeds of the loan as set forth above.

IN WITNESS WHEREOF, we have executed this Certificate as of tire 20th day of February, 2002.

Upon satisfactory installation and             Stitch Networks Corporation
Delivery please sign, date and return to:

U.S. Bancorp Equipment Finance, Inc.,          By:
formerly known as U.S.                         --------------------------------
Bancorp Leasing S, Financial                   Daniel kearney
PO Box 2177                                    Vice President & General Counsel
7659 S.W. Mohawk Street
Tualatin, OR 9706?
4/00

  LOAN AMENDMENT, IF APPLICABLE (May Be DISCARDED If No Amendment Is Necessary)

This Amendment pertains to Schedule Number -001-0015769-006 for the Schedule to Master Loan Agreement, dated as of February 15, 2002, between U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial as Secured Party and Stitch Networks Corporation as Debtor (the "Agreement"):

TO THE EXTENT THAT THE INFORMATION SET FORTH IN THE AGREEMENT REQUIRES MODIFICATION, SUBJECT TO THE APPROVAL OF SECURED PARTY, THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

The monthly installment is $__________________________

The total amount financed is $________________________

The model/serial number of the Collateral is _________________.

The first monthly installment is due on ______________________.

Other:_____________________________________________________________

___________________________________________________________________

All provisions of the Agreement other than those which are inconsistent with the provisions of this Amendment are hereby ratified and confirmed. If no information has been inserted above, the terms of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, we have executed this Amendment as of the________ day of , 20_____.

                   [EXECUTION OF THIS PAGE IS ONLY REQUIRED IF
                 AMENDMENT INFORMATION HAS BEEN INSERTED ABOVE]

If execution is required,                      Stitch Networks Corporation
please sign, date and return
this page along with Page One
of this Certificate to:

U.S. Bancorp Equipment Finance, Inc.,
formerly known as U.S.
Bancorp Leasing & Financial                    By:
PO Box 2177                                    Daniel Kearnev
7659 S.W. Mohawk Street                        Vice President & General Counsel
Tualatin, OR 97062

AMENDMENTS TO THE AGREEMENT AS SET FORTH ABOVE
ARE ACKNOWLEDGED AND APPROVED BY SECURED PARTY.

U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial

By:
  ----------------------------------
An Authorized Officer Thereof

4/00

USBANCORP                                                           EXHIBIT "A"


---------------------------
Equipment Finance

                                               Schedule Number -001-0015769-006

Reference  is made to that  certain  Master  Lease  Agreement,  or  Master  Loan
Agreement dated May 22, 2001, and Schedule dated February 15 2002 (the "Agreements") wherein U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial is the Lessor/Secured Party and Stitch Networks Corporation is the Lessee/Debtor.

The "Property" and/or "Collateral" (as defined and used in the above Agreements and any and all related documents) includes the following:

Film Product Dispensing Vending Machines;

Serial Number           Site Location                               City                     State
-------------           -------------                               ----                     -----
0441-B                  Rex Plex                                    Elizabeth                  NJ
0446-8                  Park Central                                Appleton                   WI
0447-B                  Celebration Station                         Tulsa                      OK
0449-B                  Putt-Putt Golf                              Arlington                  TX
0967-6701               Putt-Putt Golf                              Hurst                      TX
1392-6459               Miami Seaquarium-Flipper Lagoon             Miami                      FL
1418-6459               Miami Seaquarium-Killer Whale Stadium       Miami                      FL
4095-6469               Miami Seaquarium-Remote Boats               Miami                      FL
3326-6529               Clarion Bay View                            San Diego                  CA
4076-6469               Penn's Landing                              Philadelphia               PA
4103-6469               Times Square Visitors Center                New York                   NY
1400-6459               Playscape USA                               Mt. Kisco                  NY
4067-6469               Nickel-A-Play - Colorado Springs            Colorado Springs           CO
4069-6469               Nickel-A-Play - Thornton                    Thornton                   CO
4078-6469               Nickel-A-Play - Aurora (Parker Road)        Aurora                     CO
4087-6469               Georgetown Factory Stores                   Georgetown                 KY
4077-6469               Jeepers - Norfolk                           Norfolk                    VA
4096-6469               Jeepers - Olathe                            Olathe                     KS

Film Product Dispensing Vending Machines, Model 501C

Serial Number                                Location                             City          State
---------------------------------------------------------------------------------------------------------
       0685-6750DZ         A - Boomers - Outside to Amusement Rides        Dania Beach         FL
---------------------------------------------------------------------------------------------------------
       0020-6720BZ         A - Jeepers - Concord Mills                     Concord             NC
---------------------------------------------------------------------------------------------------------
       0014-6720BZ         A - Miami Ice Arena                             Miami               FL
---------------------------------------------------------------------------------------------------------
       0665-6750DZ         A - Playmobile Fun Park                         Palm Beach          FL
                                                                           Gardens
---------------------------------------------------------------------------------------------------------
        0185-6754          Olympics - Athlete's Village - Dining Hall - #6 Salt Lake City      UT
---------------------------------------------------------------------------------------------------------
        0184-6754          Olympics - Athlete's Village - I-Zone Game      Salt Lake City      UT
                           Ctr - #5
---------------------------------------------------------------------------------------------------------
        0183-6754          Olympics - Athlete's Village - Residential      Salt Lake City      UT
                           Game Ctr - #4
---------------------------------------------------------------------------------------------------------
        0186-6754          Olympics - Coca-Cola Tent - Bobsled - #7        Salt Lake City      UT
---------------------------------------------------------------------------------------------------------
        0187-6754          Olympics - Coca-Cola Tent - Curling - #8        Salt Lake City      UT
---------------------------------------------------------------------------------------------------------
        0190-6754          Olympics - Coca-Cola Tent - SLC - #9            Salt Lake City      UT
---------------------------------------------------------------------------------------------------------
        0180-6754          Olympics - Deer Valle - #2                      Park City           UT
---------------------------------------------------------------------------------------------------------
Previously Submitted       Olympics - Kodak Mobile Picture Planet (#1) -   Salt Lake City      UT
                           #14
---------------------------------------------------------------------------------------------------------
        0199-6754          Olympics - Kodak Mobile Picture Planet (#2) -   Salt Lake City      UT
                           #17
---------------------------------------------------------------------------------------------------------
        0203-6754          Olympics - Park City Mtn Resort - Marriott      Park City           UT
                           Hotel - #16
---------------------------------------------------------------------------------------------------------
        0202-6754          Olympics - Park City Mtn Resort - Ski Lift -    Park City           UT
                           #15
---------------------------------------------------------------------------------------------------------
        0195-6754          Olympics - Salomon Miner's Hospital (#1) -      Park City           UT
                           #10
---------------------------------------------------------------------------------------------------------
        0196-6754          Olympics - Salomon Miner's Hospital (#2) -      Park City           UT
                           #11
---------------------------------------------------------------------------------------------------------
        0179-6754          Olympics - Salt Lake Ice Center - #1            Salt Lake Cit       UT
---------------------------------------------------------------------------------------------------------
        0196-6754          Olympics - The Lodge at Soldier Hollow - #13    Midwa               UT
---------------------------------------------------------------------------------------------------------
        0199-6754          Olympics - USA House at Olympic Live            Salt Lake City      UT
                           Center - #12
---------------------------------------------------------------------------------------------------------
        0182-6754          Olympics - Utah Olympic Park - #3               Park City           UT
---------------------------------------------------------------------------------------------------------

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF TN I FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

U.S. Bancorp  Equipment  Finance,  Inc.,       U.S. Stitch Networks
formerly known as
Corporation Bancorp Leasing & Financial        [Lessee/Debtor]
[Lessor/Secured Party]
                                               By: /S/ Daniel Kearney
By:                                            Daniel Kearney
An authorized officer thereof                  Vice President & General Counsel
4/00

USBANCORP                                               INSURANCE AUTHORIZATION
                                                               AND VERIFICATION
EQUIPMENT FINANCE
        Date:                 February 15, 2002
        Schedule Number:      -001-0015769-006
        To:                   Stitch Networks Corporation (the "Customer")
                              500 North Walnut Road, Kennett Square, PA 19348

        From: U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial
        ("Creditor")
                              PO Box 2177, 7659 S.W.  Mohawk Street
                              Tualatin, OR 97062

TO THE CUSTOMER: Please execute below and return this to Creditor with your document package Creditor will fax this document to your insurance agent for verification.

In connection with one or more financing arrangements, Creditor requires that its insurable interest in the financed property (the "Property") be described as "Creditor and its successors and assigns shall be covered as Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Creditor." The required coverage must include, but is not limited to, fire, extended coverage, vandalism, theft and general liability. If such coverage is not provided within 15 days, we have the right to purchase such insurance at your expense. Should you have any questions, please contact our Insurance Department at (503) 797-0277.

Customer authorizes the Agent named below: 1) to complete and return this letter as indicated; and 2) to endorse the policy and subsequent renewals to reflect the required coverage.

Agent:       Insurance & Financial Services, Ltd.     Stitch Networks Corporation
Address:     664 Yorklyn Road, P.O. Box 970
             Hockessin,DE 19707-0970                  By:/S/ Daniel Kearney
                                                      --------------------------------
Phone:       (302)-239-2355                           Daniel Kearney
Fax:         (302)-239-5722                           Vice President & General Counsel
E-Mail       ___________________________________


TO THE AGENT: In lieu of providing a certificate, please execute this letter in the space below and promptly fax it to Creditor at (503) 797-0287.

Agent hereby verities that the above requirements have been met in regard to the Property listed below.

Print Name Of Agency:

By:
  -------------------------------

By:
  -------------------------------

Print Name                                    Date
          -----------------------                 ----------------------------
Property Description:

Film Product Dispensing Vending Machines; Sec Exhibit "A" attached hereto and made a part hereof; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

Insurable Value: 5121,955.71
5/0 1

USBANCORP                                             SCHEDULE TO MASTER LOAN
                                                                    AGREEMENT
-----------------------------------
Equipment Finance

                           Stitch Networks Corporation
                              500 North Walnut Road
                            Kennett Square, PA 19348

$88,303.19       Effective Date_______________ Schedule Number -001-0015769-007

1. THIS SCHEDULE is made between STITCH NETWORKS CORPORATION as Debtor, and U.S. BANCORP EQUIPMENT FINANCE, INC., formerly known as U.S. Bancorp Leasing & Financial, (which, together with its successors and assigns, shall be called the "Secured Party") pursuant to the Master Loan Agreement dated as of May 22, 2001 between Debtor and Secured Party (the "Loan Agreement"), the teens of which (including the definitions) are incorporated herein. The terms of the Loan Agreement and this Schedule together shall constitute a separate instrument. Capitalized terms used but not defined herein are used with the respective meanings specified in the Loan Agreement. If any terms hereof are inconsistent with the terms of the Loan Agreement, the terms hereof shall prevail.

2. For value received, Debtor hereby promises to pay to the order of Secured Party the principal amount of Eighty Eight Thousand Three Hundred Three and 19/100 Dollars ($88,303.19) with interest on any outstanding principal balance at the rate(s) specified herein from the Effective Date hereof until this Schedule shall have been paid in full in accordance with the following payment schedule: Thirty Two (32) installments in the amount of 53,059.66 each including the entire amount of interest accrued on this Schedule at the time of payment of each installment. The first payment shall be due April 29, 2002 and a like payment shall be due on the same day of each succeeding month thereafter until the entire principal and interest have been paid. At the time of the final installment hereon, all unpaid principal and interest shall be due and owing. As a result, such final installment may be substantially more or substantially less than the installments specified herein. In addition, Debtor shall pay a pro rata interim payment in the amount of $101.99 beginning on the date of Equipment Acceptance and continuing until the Effective Date hereof. The interim payment shall be due and payable on the Effective Date.

3. Debtor promises to pay interest on the principal balance outstanding at a rate of 7.66 percent per annum.

4. PAYMENT ADJUSTMENT. In the event that a Forward Rate Lock Agreement has not been executed, on the date of funding (the 'Adjustment Date') the interest rate set forth herein and the installments due hereunder shall be recalculated based upon a change in the spot rate for 32-month U. S. Bancorp's Funds Transfer Pricing Rate/Cost of Funds (the "Spot Rate") from March 26, 2002 until the Adjustment Date. If, on the Adjustment Date, the Spot Rate is greater than 4.08%, then such interest rate and installments shall be adjusted accordingly to reflect the actual rate. Thereafter, the interest rate and installments shall remain fixed during the Tenn hereof. In no event shall the interest rate or the installments be decreased.

5. Each of Debtor, if more than one, and all other parties who at any time may be liable hereon in any capacity, hereby jointly and severally waive diligence, demand, presentment, presentment for payment, protest, notice of protest and notice of dishonor of this Schedule, and authorize the Secured Party, without notice, to grant extensions in the time of payment of and reductions in the rate of interest on any moneys owing on this Schedule.

6. The following property is hereby made Collateral for all purposes under the Loan Agreement:

Film Product Dispensing Vending Machines; See Exhibit "A" attached hereto and made a part hereof;

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

7. The Collateral hereunder shall be based at the following location(s):

See Exhibit "A" attached Hereto and made a part hereof

IN WITNESS WHEREOF, Debtor has executed this Schedule this 27 th day of March ,2002.

U.S. BANCORP EQUIPMENT FINANCE, INC., FORMERLY KNOWN AS Stitch Networks Corporation U.S. Bancorp Leasing & Financial

By:                                        By: /S/ Daniel Kearney
  ----------------------------             ---------------------------------
An Authorized Officer Thereof              Daniel Kearney
                                           Vice President & General Counsel

1 /01

                            ADDRESS FOR ALL NOTICES:
                      PO Box 2177, 7659 S.W. Mohawk Street
                               Tualatin, OR 97062

USBANCORP                                              EQUIPMENT ACCEPTANCE AND
                                                  AUTHORIZATION TO PAY PROCEEDS
                                                             AND LOAN AMENDMENT

                                              Schedule Number -001-001 5769-007

----------------------------------
Equipment Finance

To: U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial

Re: Schedule to Master Loan Agreement dated as of __________________ (the "Agreement") between U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial, as Secured Party, and Stitch Networks Corporation, as Debtor.

YOU ARE HEREBY AUTHORIZED to disburse the proceeds of the loan evidenced by the Agreement as follows for the purchase of the personal property specified (the "Collateral"):

$67,303.19                        Dixie Narco
$21,000.00                        Stitch Networks Corporation


Film PRODUCT DISPENSING VENDING MACHINES; See Exhibit "A" attached hereto and made a part hereof;

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

TOTAL AMOUNT TO BE DISBURSED                    $67,303.19

YOU ARE HEREBY FURTHER AUTHORIZED to insert in the Agreement the date of disbursement of funds under this Authorization as the Effective Date of the Agreement.

WE HEREBY CERTIFY AND ACKNOWLEDGE FOR THE BENEFIT OF SECURED PARTY THAT: a) the Collateral has been delivered to us; b) any necessary installation of the Collateral has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Collateral for all purposes as of the date hereof;
d) upon the disbursement of the proceeds of the loan as set forth above, the Secured Party will have fully and satisfactorily satisfied all its obligations under the Agreement; e) any and all conditions to the effectiveness of the Agreement or to our obligations under the Agreement have been satisfied; f) we have no defenses, set-offs or counterclaims to any such obligations; and, g) the Agreement is in full force and effect.

WE HEREBY REPRESENT AND WARRANT FOR THE BENEFIT OF SECURED PARTY THAT: a) any right we may have now or in the future to reject the Collateral or to revoke our acceptance thereof has terminated as of the date hereof, b) we hereby waive any such right; c) the date of this Authorization is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that the Secured Party is relying on this Authorization as a condition to disbursing the proceeds of the loan as set forth above.

IN WITNESS WHEREOF, we have executed this Certificate as of the 27th day of March 2002.

Upon Upon  satisfactory  installation  and
Delivery please sign, date and return to:

U.S. Bancorp Equipment Finance,  Inc.,     Stitch Networks Corporation
formerly known as LES. Bancorp
Leasing & Financial
PO Box 2177                                By:
7659 S.W. Mohawk Street                    Daniel Kearney
Tualatin, OR 97062                         Vice President & General Counsel
4l00

  LOAN AMENDMENT, IF APPLICABLE (May Be DISCARDED If No Amendment Is Necessary)

This Amendment pertains to Schedule Number -001-001 5769-007 for the Schedule to Master Loan Agreement, dated as of March 26, 2002, between U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial as Secured Party and Stitch Networks Corporation as Debtor (the "Agreement"):

TO THE EXTENT THAT THE INFORMATION SET FORTH IN THE AGREEMENT REQUIRES MODIFICATION, SUBJECT TO THE APPROVAL OF SECURED PARTY, THE AGREEMENT IS HEREBY AMENDED AS FOLLOWS:

The monthly installment is $_____________________

The total amount financed is $____________________

The model/serial number of the Collateral is__________________

The first monthly installment is due on_______________________

Other_______________________________________________________________________

____________________________________________________________________________

All provisions of the Agreement other than those which are inconsistent with the provisions of this Amendment are hereby ratified and confirmed. If no information has been inserted above, the tenns of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, we have executed this Amendment as of the_____________ day of_______________ , 20____.

                   [EXECUTION OF THIS PAGE IS ONLY REQUIRED IF
                 AMENDMENT INFORMATION HAS BEEN INSERTED ABOVE]

Upon Upon  satisfactory  installation  and
Delivery please sign, date and return to:

U.S. Bancorp Equipment Finance,  Inc.,     Stitch Networks Corporation
formerly known as LES. Bancorp
Leasing & Financial
PO Box 2177                                By:/S/ Daniel Kearney
                                           ---------------------------------
7659 S.W. Mohawk Street                    Daniel Kearney
Tualatin, OR 97062                         Vice President & General Counsel
4l00

AMENDMENTS TO THE AGREEMENT AS SET FORTH ABOVE
ARE  ACKNOWLEDGED AND APPROVED BY SECURED PARTY.

U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial

By:
___________________________________

An Authorized Officer Thereof

US BANCORP                                              INSURANCE AUTHORIZATION
                                                            AND    VERIFICATION
------------------------------
EQUIPMENT FINANCE

Date:                   March 26, 2002
Schedule Number:        -001-0015769-007
To:                     Stitch Networks Corporation (the "Customer")
                        500 North Walnut Road
                        Kennett Square, PA 19348

From: U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial ("Creditor")
                        PO Box 2177, 7659 S. W. Mohawk Street
                        Tualatin, OR 97062

TO THE CUSTOMER: Please execute below and return this to Creditor with your document package. Creditor will fax this document to your insurance agent for verification.

In connection with one or more financing arrangements, Creditor requires that its insurable interest in the financed property (the "Property's be described as "Creditor and its successors and assigns shall be covered as Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from Creditor." The required coverage must include, but is not limited to, fire, extended coverage, vandalism, theft and general liability. If such coverage is not provided within 15 days, we have the right to purchase such insurance at your expense. Should you have any questions, please contact our Insurance Department at (503) 797-0277.

Customer authorizes the Agent named below: 1) to complete and return this letter as indicated; and 2) to endorse the policy and subsequent renewals to reflect the required coverage.

Agency:     Insurance & Financial Services, Ltd.    Stitch Networks Corporation

Agent:      John David
            -------------------------------
Address:    664 Yorklyn Road, P.O Box 970       By:/S/ Daniel Kearney
                                                ----------------------------
            Hockessin,DE 19707-0970             Daniel Kearney
Phone:      (302)-239-2355                      Vice President & General Counsel
Fax:        (302)-239-5722
E-Mail       ____________________________________

TO THE AGENT: In lieu of providing a certificate, please execute this letter in the space below and promptly fax it to Creditor at (503) 797-0287.

Agent hereby verifies that the above requirements have been met in regard to the Property listed below.

Print Name Of Agency:

By:
  -------------------------------------------

By:
  -------------------------------------------

Print Name:                                        Date:
          -----------------------------------          ------------------------

Property Description:

Film Product Dispensing Vending Machines; See Exhibit "A" attached hereto and made a part hereof; TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANN' AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

Insurable Value: S88,303.19

5/01

USBANCORP.                                             FIRST PAYMENT INVOICE

-----------------------------
Equipment Finance

                      PLEASE RETURN THIS PORTION WITH YOUR

SCHEDULE NUMBER: -001-0015769-007         DUE DATE: April 29, 2

CREATE DATE: March 26, 2002               AMOUNT DUE: $3,454.66

Stitch Networks Corporation              U.S. Bancorp Equipment Finance,  Inc.,
500 North Walnut Road                    formerly known as U.S. Bancorp Leasing & Financial
Kennett Square, PA 19348                 7659 S.W. Mohawk Street Tualatin, OR 97062
Attention: Daniel Kearney
Customer Phone Number: (888) 427-8743




          >>>>>>>>PLEASE RETAIN THIS PORTION FOR YOUR RECORDS<<<<<<<<

U.S. Bancorp Equipment Finance, Inc., formerly known as U.S. Bancorp Leasing & Financial 7659 S.W. Mohawk Street Tualatin, OR 97062

QUESTIONS? PLEASE CALL 800-253-3468

                                INVOICE SUMMARY

ACCOUNT:                                                                                      -001-0015769-007
AMOUNT DUE:                                                                                          $3,454.66
DUE DATE:                                                                                       April 29, 2002
CREATE DATE:                                                                                    March 26, 2002

--------------------------------------------------------------------- -----------------------------------------

--------------------------------------------------------------------- -----------------------------------------
CURRENT CHARGES PAYMENT ONE I                                         $3,059.66
--------------------------------------------------------------------- -----------------------------------------
Pro-Rated  Rental  Due  Based on  $101.99  per day from  date of      To Be Determined
funding thru effective date based on disbursement of $88,303.19
--------------------------------------------------------------------- -----------------------------------------
DOCUMENTATION FEE                                                     5395.00
--------------------------------------------------------------------- -----------------------------------------

--------------------------------------------------------------------- -----------------------------------------
TOTAL CURRENT CHARGES                                                 53,454.66
--------------------------------------------------------------------- -----------------------------------------

                       TOTAL AMOUNT DUE THIS INVOICE MUST
       MUST BE PAID WITHIN TEN (10) DAYS OF DUE DATE TO AVOID LATE CHARGES

6/00